Exhibit 10.2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

MANAGED SERVICES STATEMENT OF WORK

NO. 1

(“MSSOW”)

between

USCC Services, LLC (“USCC”)

and

Amdocs Software Systems Limited
(“Amdocs,” “Consultant” or “Provider”)

Effective as of October 1, 2014

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Managed Services Statement of Work

No. 1

This Managed Services Statement of Work No. 1 (this “MSSOW”) is effective as of October 1, 2014 (the “Commencement Date”) and is entered into pursuant to and under the terms of that certain October 1, 2014, Master Statement of Work for Managed Services (“MSOWMS”) between USCC Services, LLC (“USCC”) and Amdocs Software Systems Limited (“Amdocs,” “Consultant” or “Provider”).  All terms and conditions of the MSOWMS shall apply to this MSSOW, provided that in the event of a conflict between the terms of the MSOWMS and this MSSOW, this MSSOW shall control except with respect to Sections 2.1(b) and 2.1(c) of the MSOWMS.

1.                                      Scope of Services

1.1                               Provider shall perform the tasks and activities as described herein inclusive of attachments to this MSSOW (all collectively referred herein as the “Services”).

1.2                               The Services to be provided hereunder consist of the following four major functional areas (each a “Service Tower”):

(a)                                 Tier 2 Front-End and Back-End (as described in Section 6 of this MSSOW)

(b)                                 Tier 3/Tier 4 Support (as described in Section 7 of this MSSOW)

(c)                                  Billing Operations (as described in Section 8 of this MSSOW)

(d)                                 Infrastructure Support (as described in Section 9 of this MSSOW)

1.3                               In addition, as part of the Services, Provider shall assign a Customer Operations Manager (the “COM”) to oversee the Service Towers and to be USCC’s main focal point for any questions and/or issues related to the Service Towers. The COM’s role is further described in Section 10 of this MSSOW.

1.4                               In performing the Services, Provider shall comply with all of USCC’s Policies (as specified in Appendix C to the MSOWMS).

1.5                               Provider Personnel shall be available on a [***] per day basis as required to perform the Services in adherence with the SLAs and KPIs identified in Schedule B to the MSOWMS.  Provider shall monitor Provider’s performance relative to the SLAs and KPIs and provide to USCC reports indicating Provider’s performance against the SLAs and KPIs (including exception details) as described in Schedule B to the MSOWMS.

1.6                               Once each calendar quarter, Provider will export into USCC’s SharePoint the USCC-specific data from Provider’s knowledge base for each of the Service Towers.

1.7                               In connection with the performance of the Services hereunder, Provider will cooperate with USCC Third-Party Contractors whose systems or applications interface with the B/OSS Solution with respect to such interfaces.  Provider communications with USCC Third-Party Contractors will follow USCC-provided procedures, processes and guidelines including escalation requirements.  Provider will communicate directly with such third parties, except for those specific third parties identified by USCC as ones with whom USCC retains the communication interface for some period of time.  USCC expects to phase in certain third-party communication interfaces with Provider over time to minimize transition risk.  At any time and from time to time, USCC may

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modify the status of the communication interface with any third party.  Until such time as USCC may transition each communications interface to Provider, Provider will communicate with USCC with respect to such third parties with whom USCC has retained the communication interface. In all cases (regardless of whether Provider communicates directly with such third parties or USCC requires Provider to communicate indirectly with such third parties through USCC as set forth herein), Provider will work with such third parties in accordance with USCC-specified procedures, processes and guidelines to timely and cooperatively investigate and resolve any inbound or outbound file transfer or other interoperability Issues, Incidents or Problems.  Provider will escalate to USCC any issues related to cooperation or communication between Provider and any USCC Third-Party Contractor, but in no event will Provider be responsible for the performance of any USCC Third-Party Contractor.

1.8                               Provider will deliver the Deliverables identified in Annex H to this MSSOW.  With respect to Deliverables identified as “Reports” in such Annex:

(a)                                 The number, name, frequency and nature of such Deliverables can be reduced, modified, increased and/or substituted at any time upon the parties’ written agreement.

(b)                                 USCC shall be deemed to have Accepted the templates of all such Deliverables to the extent that such Deliverables have been provided to USCC by Provider prior to the Commencement Date.

(c)                                  USCC shall be deemed to have Accepted the template of each such Deliverable, the template of which is the same as the template of the applicable report that was provided to USCC by a Third-Party Contractor prior to the Commencement Date.

(d)                                 USCC shall be deemed to have Accepted the template of each such Deliverable, the template of which is the same as the template of the applicable report that was generated by USCC for itself prior to the Commencement Date.

(e)                                  For each such Deliverable in such Annex as of the Commencement Date to which none of the preceding clauses (b) through (d) apply, during the [***]-day period commencing on the Commencement Date, Amdocs shall submit to USCC a template for each such Deliverable, and USCC shall have [***] days after receipt of each such template to Accept such template or to provide to Amdocs revisions to such template, and Amdocs shall revise each template accordingly until Accepted by USCC acting reasonably. For the avoidance of doubt, Amdocs shall be obligated to deliver each such Deliverable only after its respective template is Accepted by USCC.

(f)                                   For each such Deliverable that is added to such Annex after the Commencement Date, Amdocs shall submit to USCC a template for such Deliverable, and USCC shall have [***] days after receipt of such template to Accept such template or to provide to Amdocs revisions to such template, and Amdocs shall revise such template accordingly until Accepted by USCC acting reasonably.  For the avoidance of doubt, Amdocs shall be obligated to deliver each such Deliverable only after its respective template is Accepted by USCC.

(g)                                  Recurring versions of such Deliverables for which the applicable template has been Accepted or deemed Accepted under any of the preceding clauses (b) through (f) in this Section shall not be subject to Acceptance by USCC; provided that if USCC identifies any errors or other Issues or problems with such Deliverables, the correction of such errors or other Issues shall be subject to the Incident Management process set forth in Appendix C to the MSOWMS.

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2.                                      Term/Termination.

2.1                               The term of this MSSOW (the “Term”) shall begin on the Commencement Date and shall end on September 30, 2019 (the “Expiration Date”) unless terminated earlier in accordance with its terms.  If not earlier terminated, the Expiration Date shall be automatically extended five times for one year each time (i.e., a total of five one-year extensions) unless on or before April 1, 2019, or April 1 of the same calendar year thereafter as the then-current Expiration Date, USCC notifies Amdocs in writing of USCC’s intent not to so extend the Term, in which case the Term will expire on the then-current Expiration Date.  Except to the extent modified by this Section, the terms and conditions (including the Fees set forth in Annex C to this MSSOW) during each such one-year extension of the Term shall be the same as from October 1, 2018, to September 30, 2019.

2.2                               The parties’ rights to terminate this MSSOW prior to the Expiration Date include those set forth in Section 11 of the MSOWMS.  With respect to Section 11.2(b) of the MSOWMS, USCC shall have the right to terminate for convenience the MS Bundle of which this MSSOW is a part effective on or after September 30, 2017, by (a) providing written notice to Provider at least 90 days prior to the effective date of such termination specified in such written notice; and (b) paying to Provider the termination fee therefor set forth in Annex C to this MSSOW which fee shall be billed by Provider to USCC on the effective date of termination. For purpose of clarification, USCC shall not have the right to terminate this MSSOW or the MS Bundle of which it forms a part for convenience effective prior to September 30, 2017.

3.                                      Get-Well Plan.

As part of the Services, Amdocs shall timely deploy to production in accordance with the Get-Well Plan attached hereto as Appendix 10 to this MSSOW enhancements and Defect corrections to the B/OSS Solution.  USCC shall not delay or prevent Provider from such timely deployment to production in accordance with the Get-Well Plan.

4.                                      Definitions

4.1                               “Defect” means a material deviation between the B/OSS Solution and the Specifications. For the purpose of this Section 4.1: “Specifications” means (a) the applicable specifications set forth in the following documentation: Annex O to the Statement of Work dated August 17, 2010 and amended as of July 6, 2011 (the “R1 SOW”), High Level Design (“HLD”) documents delivered under the R1 SOW, Interface Design Documents and final Impact Assessment documents associated with approved Projects, CRs and MERs, in each case delivered by Amdocs and approved by USCC in connection with Statements of Work entered into at any time under the Agreement, including any amendments thereto, any PCRs thereunder and any Work Authorizations related thereto; (b) documentation of Defect fixes recorded in QC tickets associated with Defects opened prior to the Commencement Date; and (c) HLDs for Defect fix bundles delivered by Provider (in an agreed-upon template) and approved by USCC as part of the Change Management process for Defects opened after the Commencement Date. In the event of a conflict between the different Specification documents, the applicable specifications contained in the most recently created document shall take precedence.

4.2                               “End-to-End” means (a) with respect to the Production Environment and the B/OSS Solution training environment, all of the associated hardware, software, resources, services, processes and transactions; or (b) with respect to a process, all of the subprocesses and activities and the sequence required to accomplish the goals of the process from the initiation of the process through to completion of the process.

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4.3                               “Incident” means an unplanned interruption or failure of the B/OSS Solution functionality (in whole or in part) or a degradation in the performance of the B/OSS Solution or conditions that indicate that such unplanned interruption, failure or performance degradation is likely to occur.

4.4                               “Incident Record” or “Incident Ticket” means a record containing the details of an Incident as such record is updated to document the actions taken as part of the End-to-End resolution process.

4.5                               “Issue” means a concern raised by one or more USCC Personnel or Provider Personnel.

4.6                               “Problem” means the cause of one or more Incidents which may be uncovered through investigation, root cause identification, and other actions that occur as part of the Problem Management Process.

4.7                               “Problem Record” means a record containing the details of a Problem as such record is updated to document the actions taken as part of the End-to-End resolution process.

4.8                               “Ticket Management” means management of the overall lifecycle of an Incident Ticket including triaging, providing status updates, escalating (as needed), providing workarounds and tracking root cause resolutions.

5.                                      Privacy, Data Security and Regulatory Process and Control Requirements

5.1                               Provider, while executing the Services, shall comply with the Sarbanes-Oxley Act of 2002 (“SOX”), ISO 27001 and the then-current version of PCI-DSS.

5.2                               Provider shall comply with the operational processes listed in Appendix 5 to this MSSOW (each an “Operational Process”) while performing the Services.  The processes listed in Appendix 5 to this MSSOW include the SOX compliance controls for which Provider is responsible and which are addressed in the SOC 1 Type II reporting described in Section 5.4 of this MSSOW.

(a)                                 After the Commencement Date, if USCC requires revisions or additions to any of the process mapping flows and controls related to SOX compliance contained in the Operational Processes in order to remain SOX compliant, then USCC shall notify Provider of such required revisions and/or additions (each such notice, a “Requirements Notice”), and the parties shall use all commercially reasonable efforts to complete such revisions and additions within [***] days after Provider’s receipt of the applicable Requirements Notice (or if not completed within such [***]-day period, then as soon as possible thereafter).  Subject to the foregoing, if Provider disputes whether such revisions and/or additions are necessary for USCC’s SOX compliance, then within ten Business Days after Provider’s receipt of the applicable Requirements Notice, Provider shall notify USCC that Provider is disputing whether such revisions and additions are necessary for USCC’s SOX compliance, and such notice shall specify Provider’s fees (using the manpower rates set forth in Schedule C of the MSOWMS) to complete such revisions and additions as well as Provider’s intention to seek payment therefor from USCC.  Such dispute shall be subject to the informal dispute resolution process set forth in Section 2 of Schedule D to the MSOWMS; provided, however, that solely for such purpose, the last sentence of Section 2.2(b)(iv) of Schedule D to the MSOWMS shall be deemed to be replaced with the following:

If, after any such resolution of a Level 4 Dispute by USCC’s Vice President of Information Technology, Provider notifies USCC that the Dispute is not resolved to Provider’s satisfaction, then within [***] Business Days after such written notice, such Dispute shall be submitted to arbitration in accordance with the terms and conditions set forth in Section 11.17(b) of the Agreement, except that (A) such arbitration shall be conducted by the arbitrator agreed upon by the

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

parties pursuant to Section 3.7 of this Schedule D to the MSOWMS; (B) the arbitrator shall render a decision regarding the disposition of such Dispute within [***] Business Days after such Dispute is submitted to arbitration, during which time the parties shall have the opportunity to present their positions to the arbitrator who shall take into consideration:  (I) USCC’s past compliance experience (whether unique to USCC or otherwise) as well as advice received by USCC from its independent and internal auditors and other relevant subject matter experts, and (II) solely to the extent that Provider can demonstrate that Provider presented the following to USCC in writing prior to USCC submitting such Dispute to arbitration:  alternative methods to achieve compliance other than those contained in the Requirements Notice as well as advice received by Provider from Provider’s independent and internal auditors and other relevant subject matter experts; and (C) the arbitrator shall also determine whether Provider failed to act reasonably in contesting such resolution by USCC’s Vice President of Information Technology and whether USCC’s Vice President of Information Technology acted reasonably in determining such resolution.  If the arbitrator determines that either party failed to act reasonably in contesting or determining such resolution, as applicable, then the party determined to have acted unreasonably shall bear the entire cost of the arbitration including, without limitation, the other party’s reasonable attorneys’ fees and expenses.

For the avoidance of doubt, USCC shall only be required to pay Provider’s fees to complete such revisions and additions upon a finding that such revisions and additions were not necessary for USCC’s SOX compliance.

(b)                                 Notwithstanding the other portions of this Section 5.2 of this MSSOW, the parties acknowledge that, as of the Commencement Date, the process mapping flows and the controls for certain Operational Processes listed in Appendix 5 to this MSSOW are not complete (each a “WIP OP”).  Provider and USCC will perform the actions described in the plan set forth in Section 2.4 of Appendix 5 to this MSSOW in accordance with the schedule of dates specified in such plan in order to finalize the process mapping flows and controls for the WIP OPs.

5.3                               Provider will maintain a central repository of all relevant process and control documentation set forth in Appendix 5 to this MSSOW applicable to Provider in providing the Services.  Documents in such repository will serve as the “documents of record” for such processes and controls managed under this MSSOW. Such repository will be a segregated directory accessible only by USCC resources (including impacted business stakeholders) and Provider Personnel with a need to know in connection with the Services. Each party will identify and notify the other party of potential process or control changes in the interaction by Provider with USCC that, to its knowledge, may impact USCC’s policies, controls, processes or procedures.  Whenever USCC reasonably determines that such a process or control change in the interaction by Provider with USCC is required that may impact USCC’s policies, control environment, controls, processes and procedures, USCC shall reasonably determine, in consultation with Provider, the required process or control changes, and within ten days after such determination, Provider shall make the necessary additions or edits to such documentation as reasonably directed by USCC to reflect such process and/or control changes and shall provide the most current versions of such documentation to USCC for review.  Within [***] days after USCC’s receipt of each updated version of the relevant process and controls documentation, USCC will either provide written confirmation to Amdocs that the revised documentation is acceptable or provide to Amdocs in writing the revisions that are required to make such documentation reflect such agreed-upon process and/or control changes.  Within [***] days after Amdocs’ receipt of such revisions, Amdocs shall process such revisions into the documentation and update the repository accordingly.  Within [***] days after the end of each calendar quarter, Provider shall confirm to

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USCC in writing that the documentation in the repository is current as of the end of the immediately preceding calendar quarter.

(a)                                 After each calendar quarter, Provider shall participate in SOX management testing conducted by USCC, provided that, if such participation requires more than [***] hours of Provider Personnel time in any calendar quarter, Provider shall be entitled to charge USCC for the number of hours in excess of such [***] hours at the manpower rates set forth in Schedule C to the MSOWMS.

(b)                                 At any time, if USCC is concerned that a process or control for SOX compliance set forth in Appendix 5 to this MSSOW is not in compliance, USCC will provide written notice to Provider that identifies the potential compliance issue and any facts that are available to USCC forming the basis for USCC’s concern(s).  Within [***] days after receipt of such notice, Provider will respond to USCC in writing with any information that Provider may have that is relevant to such compliance issue(s).  If, after reviewing Provider’s response, USCC determines that the issue(s) have the potential to be significant and therefore merit further investigation, USCC may, upon written notice to Provider at least [***] days prior to commencing an audit under this Section 5.3(b), through an independent auditor that is a registered public accounting firm nationally recognized in the United States and qualified to perform a SOX audit (“SOX Auditor”), subject to USCC and such SOX Auditor executing Provider’s relevant standard confidentiality/nondisclosure agreements, and at USCC’s expense, audit Provider’s processes and/or controls related to such potential compliance issue(s).  If any such audit reveals any significant issues (or [***] or more insignificant issues that taken together become significant) related to such processes and/or controls, then Provider will remediate the non-compliance according to the written remediation recommendation and plan (including the timeline therefor) provided by the SOX Auditor. USCC may, through such auditor, at USCC’s expense, perform additional audit procedures in USCC’s reasonable discretion to ensure that Provider properly implemented all remediation plan activities.

5.4                               Provider shall comply with the following SOC 1, Type II, and PCI-DSS reporting requirements:

(a)                                 SOC 1, Type II Reporting.  Provider shall retain an independent, registered public accounting firm that is nationally recognized in the United States to perform an audit or series of audits of the control activities, systems and processes established and maintained by Provider and its subcontractors to provide the Services and any other services then being provided to USCC under this MSSOW. Each such annual audit or series of audits shall conform to the requirements necessary to produce a SOC 1, Type II Report as set forth in the American Institute of Certified Public Accountants (“AICPA”) Statement on Standards for Attestation Engagements (SSAE) No. 16, Reporting on Controls at a Service Organization, or in any successor or substitute statement adopted by the AICPA (such report being referred to as a “SOC 1 Report”). The initial annual SOC 1 audit shall be performed for the period commencing on the actual execution date of this MSSOW and ending as of September 30, 2015.  Thereafter, each annual SOC 1 audit shall be performed for a twelve-month period that ends as of a date that is no earlier than September 30th of the calendar year for which the SOC 1 Report is required.  Provider shall provide the SOC 1 Report to USCC promptly upon receipt by Provider, but no later than December 31 of the calendar year for which the SOC 1 Report is required. In addition, Provider shall promptly notify USCC of any areas of significant concern identified in any SOC 1 Report or, on an interim basis, of any areas of significant concern expected to be identified in any future SOC 1 Report, and shall provide to USCC periodic reports regarding Provider’s efforts and progress towards resolving such areas of concern. If required by USCC, Provider will provide a bridge letter for each SOC 1 Report to facilitate annual compliance reporting under the Sarbanes-Oxley Act of 2002 and any regulations promulgated under it.

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(b)                                 Agreed-Upon Procedures (AUPs).  Provider shall be accountable to remediate any control failures identified through USCC’s audit and control testing for the period commencing October 1, 2014, and ending on the date that is the later to occur of (i) the date that Amdocs completes Amdocs’ data-gathering procedures in connection with USCC’s audit and control testing of the data provided to USCC, and (ii) the actual execution date of this MSSOW; provided, however, that for any time period prior to the actual execution date of this MSSOW, Amdocs shall only be obligated to provide such data to USCC with respect thereto that is reasonably available to Amdocs.  Provider will support USCC in its SOX Compliance function by performing the tasks specified in Section 2.4 of Appendix 5 to this MSSOW as well as providing information requested and addressing questions in connection therewith regarding the Services provided by Provider in 2014.  For clarification, testing SOX Compliance is the responsibility of USCC, although Provider may propose and the parties may agree on changes to the testing approach.  If Provider is unable to produce a SOC 1, Type II report covering services provided for a time period during the last calendar year that this MSSOW is in place, Provider shall retain an independent, registered public accounting firm that is nationally recognized in the United States to perform an audit or series of audits of the control activities, systems and processes established and maintained by Provider and its subcontractors to provide the Services and any other services then being provided to USCC under this MSSOW.  The result of this audit shall conform to the requirements necessary to produce a Report on Agreed-Upon Procedures (“AUPs”) as set forth in the American Institute of Certified Public Accountants (“AICPA”)  Statement on Standards for Attestation Engagements (SSAE) No. 16, Reporting on Controls at a Service Organization and AT section 201, Agreed-Upon Procedures Engagement.  Provider shall provide the Agreed-Upon Procedures Report to USCC promptly upon receipt by Provider, but no later than December 31 of the calendar year for which the report is required, unless USCC agrees to a later date in advance and in writing. In addition, Provider shall promptly notify USCC of any areas of significant concern identified in any Agreed-Upon Procedures Report or, on an interim basis, of any areas of significant concern expected to be identified in any future Agreed-Upon Procedures Report, and shall provide to USCC periodic reports regarding Provider’s efforts and progress towards resolving such areas of concern. If required by USCC, Provider will provide a bridge letter for each Agreed-Upon Procedures Report to facilitate annual compliance reporting under the Sarbanes-Oxley Act of 2002 and any regulations promulgated under it.

(c)                                  PCI-DSS Reporting, Documentation and Related Controls.  USCC is required to maintain and periodically demonstrate compliance with PCI-DSS (Payment Card Industry Data Security Standard). The compliance process requires USCC to undergo an assessment that includes all the system components used to process, store or transmit cardholder data, and any other component that resides on the same network segment as those system components (collectively, “System Components in Scope”). Because Provider will be performing Services for certain of the System Components in Scope, Provider acknowledges that Provider has the ability to impact the security of USCC’s cardholder data environment. Thus, with respect to Provider’s performance of Services for System Components in Scope (which, for the avoidance of doubt, will not include development of enhancements to existing, or the addition of new, System Components in Scope), Provider will provide the Services in compliance with PCI-DSS for controls that are part of the following PCI-DSS Requirements (as such PCI-DSS Requirements may be modified from time to time):  “(i) restrict access to cardholder data by business need to know; (ii) develop and maintain secure systems and applications; and (iii) identify and authenticate access to System Components in Scope.”  As evidence of compliance, Provider will provide when requested, all documentation and evidence that will have shown effectiveness of the controls. If Provider does not undergo its own PCI-DSS assessment, USCC reserves the right to audit through an independent, registered public accounting firm that is nationally recognized in the United States and qualified to perform

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a PCI-DSS audit, upon notice to Provider at least [***] days prior to commencing such audit and not more than [***] period, subject to USCC and its representatives executing Consultant’s relevant standard confidentiality/nondisclosure agreements, the processes in order to ensure that Provider is complying with the foregoing.

5.5                               Jump Server Access.

(a)                                 USCC shall procure and make available to Provider the license quantities (the “Initial Quantities”) of the Third-Party Software listed in Annex C to this MSSOW for installation by USCC on USCC’s Citrix jump server that provides access to USCC’s B/OSS Solution (the “Jump Server”) for use by Provider Personnel in connection with such Personnel’s access to USCC’s B/OSS Solution in performance of the Services in accordance with the MS Bundle. USCC shall be responsible for all fees and expenses associated with the Initial Quantities.  The procurement of any additional license quantities of such Third Party Software for use by Provider as described in this Section (the “Additional Quantities”) is subject to USCC’s approval, provided that the USCC hereby approves the Pre-Approved Additional Quantities specified in Annex C to this MSSOW. USCC shall be responsible for all fees and expenses associated with such Additional Quantities of Third-Party Software which are listed as under USCC’s financial responsibility on Annex C to this MSSOW and will acquire the Additional Quantities specified under the USCC-required Additional Quantities immediately following the Commencement Date. Provider shall be responsible for all fees and expenses associated with such Additional Quantities of Third-Party Software which are listed as under Provider’s financial responsibility on Annex C to this MSSOW.  Provider shall comply with the applicable licensor’s terms and conditions governing Provider’s use of all such Third-Party Software.

(b)                                 Except as set forth in Section 5.5(a), all software that Provider may desire to use at its discretion to access directly USCC’s B/OSS Solution in connection with the performance by Provider of the Services in accordance with the MS Bundle is subject to USCC’s prior approval and installation by USCC on the Jump Server.  When seeking such approval from USCC for any such software, Provider shall provide to USCC a copy of the applicable licensor’s terms and conditions that govern installation by USCC on the Jump Server and Provider’s use of such software. If USCC approves such software, it shall be added to Annex C to this MSSOW.  Provider shall pay all fees and expenses associated with such software to the licensor of such software prior to delivery of such software to USCC for installation on the Jump Server. Provider and USCC shall comply with the applicable licensor’s terms and conditions that govern installation by USCC on the Jump Server, and Provider shall comply with the applicable licensor’s terms and conditions that govern Provider’s use of such software. For the avoidance of doubt, USCC will not use such software under the licenses obtained by Provider pursuant to this Section; provided that if USCC is required to use such software together with Provider under licenses obtained by Provider pursuant to this Section, then USCC shall comply with the applicable licensor’s terms and conditions that govern USCC’s use of such software.

(c)                                  Each party shall be solely responsible for such party’s acts and omissions in connection with the software listed in Annex C to this MSSOW and associated licenses and the Jump Server.

5.6                               For the avoidance of doubt, in the event that USCC discloses to or otherwise grants Provider access to USCC Confidential Information in USCC’s Systems (including, without limitation, via virtual private network such as Citrix) in order to perform Services under this MSSOW, but does not deliver such USCC Confidential Information to Provider, then the requirements set forth in Section 10.1 of the Agreement shall not apply to such USCC Confidential Information while in USCC’s Systems.

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6.                                      Tier 2 Front-End and Back-End

Provider is responsible for managing, performing and communicating activities related to the SLAs and KPIs that are associated with the Tier 2 Front-End and Back-End Service Tower.  The detailed activities include the following:

6.1                               Tier 2 Service Desk.  Provider shall resolve Incidents arising out of or in connection with the B/OSS Solution as identified in the tickets opened in USCC’s Remedy system. The activities include the following:

(a)                                 Monitor incoming calls from USCC regarding urgent and escalated tickets that require immediate attention per the Ticket Escalation Flow referenced in Appendix 5 to this MSSOW.

(b)                                 Monitor incoming tickets from USCC’s Remedy system for all applications Issues and escalated user-support Issues.

(c)                                  Perform Ticket Management and provide resolution based on known solutions and knowledge base.

(d)                                 Perform initial triage of tickets and route tickets to:

(i)                                     Provider’s Order Management team for all OMS- and Stuck Order-related Issues;

(ii)                                  Provider’s Tier 3 Support team for all applications-related Issues;

(iii)                               Provider’s infrastructure team for all configuration-related Issues; and

(iv)                              USCC’s originator of the ticket for any IT-, System-, Network- and Storage-related Issues that are under USCC’s responsibility pursuant to Section 9.9.

(e)                                  To the extent that the applicable mass scripts and recurring scripts have been previously approved by USCC through the Change Management process, run known solutions with such mass scripts and recurring scripts. If a new script is required to resolve a ticket, Provider will seek USCC’s approval to run such script via the Change Management process.

(f)                                   Enhance knowledge base for Tier 2 by working with Tier 3/Tier 4 Support teams.

(g)                                  Provide USCC with knowledge base updates and known solutions for USCC’s Tier 1 knowledge base to enable first-call resolution by USCC’s Tier 1.

(h)                                 Manage Incident- and operational status-related communications both internally and with USCC.

(i)                                     Escalate Severity 1 Incidents and Severity 2 Incidents to USCC’s Incident Management Team.

(j)                                    Create and manage Root Cause Analysis (RCA) and Root Cause Resolution Actions for Severity 1 Incidents and Severity 2 Incidents including (i) coordinating with all relevant Provider teams; and (ii) providing details (including ongoing status updates) to the USCC Problem Management team.

(k)                                 Provide End-to-End management of all Problem Records.

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(l)                                     Ensure that all applicable Provider teams are providing timely, complete and accurate data to USCC’s Defect Management team and USCC’s Test Management team as required.

(m)                             Manage USCC customer-level escalations in coordination with USCC Tier 1 Support for rapid service restoration.

(n)                                 Inform USCC about any third-party interface-related Issues (to the extent known to Provider) so that USCC can engage the relevant third party for resolution. If the third party is managed by Provider, Provider will inform USCC and also work with the third party to achieve resolution.

(o)                                 Provide written communication to USCC’s Incident Management team regarding system errors encountered by front-line users that are causing repeated fallout and/or multiple tickets, and such communication shall include guidance on the process that should be followed to avoid such errors.

(p)                                 Perform Ticket Management including tickets originated by the following USCC group functions:

(i)                                     IS Support Center.  The IS Support Center supports the handling of Remedy tickets that do not qualify for handling by any of the other three teams described in this Section 6.1(p) and also handles escalations and Severity classification disputes.

(ii)                                  Billing Business Support (“BBS”).  The BBS supports the handling of Remedy tickets for business customers/calls regarding billing and/or finance related to the B/OSS Solution.

(iii)                               Business Escalation Queue (“BEQ”).  The BEQ supports handling of Remedy tickets for business customers/calls related to the B/OSS Solution that do not involve billing and/or finance.

(iv)                              TOPS Escalation Queue (“TEQ”).  The TEQ supports handling of Remedy tickets for customers/calls (other than business customers/calls) related to the B/OSS Solution.

(q)                                 Communication between Tier 2 Support and non IS ticket initiators will be only through the ticket interface unless authorized by USCC’s IS department. Any communication outside of specific ticket interaction with business will be handled by USCC.

(r)                                    With respect to open B/OSS Solution-related tickets as of September 30, 2014 (of which there will be less than [***] such tickets), Provider will attempt to resolve all tickets on behalf of USCC on or before [***], provided that USCC will make available to Provider at USCC’s cost and expense [***] full-time USCC contractors (identified by the parties prior to September 30, 2014) to assist Provider in such effort during such period.  For the purpose of clarification, there will be no SLAs or penalties applicable with respect to such efforts by Provider.

6.2                               Production Management — Data Center Operations. Provider shall perform Production Management with Provider’s internal supervisor escalations handled by a Shift Manager and situations requiring escalation to USCC management handled by a Production Manager.

(a)                                 Shift Manager.  The “Shift Manager” manages Provider’s resolution of failed processes and critical Incidents (Severity 1 Incidents, Severity 2 Incidents and other Issues that put

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Provider’s performance of the Services at risk of Full Service Level Default or Partial Service Level Default (as defined in Schedule B to the MSOWMS)), manages the issuance of alerts from Service Level Dashboard, and obtains updates from other Amdocs and/or USCC teams in cases of Issue evaluations and escalations. The Shift Manager is also responsible for managing the resolution of day-to-day production Incidents and escalating to the Production Manager in cases of critical Incidents as described above.  The Shift Manager’s activities include the following:

(i)                                     Inform Provider Personnel and USCC Personnel that are designated by USCC (such USCC Personnel to include individuals working in the IS organization only) on the initiation and periodic status of Incidents, manage technical conference calls for such Incidents and record status of such Incidents in Provider’s notification system.  For Incidents identified by Provider, the Shift Manager will initiate internal conference calls and inform USCC’s Incident Management team who will then initiate the USCC Incident Management process.

(ii)                                  Keep USCC informed regarding production Incidents and provide reasonably frequent updates (based upon the type of Incident) via SMS and email until the Incident is resolved.

(iii)                               Participate and provide updates on ongoing Incident in the external conference calls initiated by USCC in accordance with the Incident Management process.

(iv)                              Monitor Service Level Dashboard for any alerting situations and take actions as necessary to ensure that USCC has visibility to any such situations that may put Provider’s performance of the Services at risk of Full Service Level Default or Partial Service Level Default.

(v)                                 Manage and track changes into the Production Environment via USCC Change Management and Release Management processes and USCC tools.

(vi)                              Escalate to Production Manager any unresolved Severity 1 Incidents and Severity 2 Incidents.

(vii)                           At the end-of-shift turnover between shifts/sites, send to USCC Provider’s internal Incident summary.

(viii)                        Follow-up on enhanced monitoring of recurring Incidents and other mitigation activities on a day-to-day basis and keep USCC informed thereof.

(ix)                              Oversee all scheduling activities including nightly maintenance bounces and end-of-week and end-of-day activities.

(x)                                 Communicate to USCC in a timely manner, either directly or through the Production Manager, any change or variance in plans which create risk or output delay.

(xi)                              Communicate to USCC any change or variance in operations that created Issues or did not follow defined procedures.

(xii)                           Maintain production run books, internal/external escalation contact details, and emergency procedures.

(b)                                 Production Manager.  The “Production Manager” is accountable for B/OSS Solution Production Operations and is responsible for managing all critical Incident escalations

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from the Shift Manager including Severity 1 Incidents and Severity 2 Incidents as well as any Issues that could put Provider’s performance of the Services at risk of Full Service Level Default or Partial Service Level Default and overall monitoring of the Services. The activities include the following:

(i)                                     Manage communications between internal Provider teams and with USCC IS teams regarding critical Incident escalations from the Shift Manager including Severity 1 Incidents and Severity 2 Incidents as well as any Issues that could put Provider’s performance of the Services at risk of Full Service Level Default or Partial Service Level Default.

(ii)                                  Join conference calls initiated by Provider or USCC in order to address the resolution of an Incident so that Provider may provide its plan to restore B/OSS Solution functionality impacted by Incidents and to provide to USCC a description of the issue, impact, and actions being taken by Provider with respect to the Incident as well as requesting any information and/or action from USCC that Provider deems reasonably necessary. Provider will drive resolution of the issues identified on the conference call.  If, however, an Issue is identified as outside of Provider’s scope, then USCC will drive resolution of such Issue, and Provider (A) will remain on the conference call until reasonably released by USCC, (B) will participate in technical resolution, and (C) will provide to USCC all relevant data upon which Provider reached that determination.

(iii)                               Provide reasonably complete information to USCC on all production Incidents via direct contact with the USCC Incident Manager and via email to USCC IS leaders.

(iv)                              Provide to USCC periodic updates (hourly, daily, weekly or as otherwise reasonably specified by USCC) until the Incident is resolved.

(v)                                 Engage the COM and other management team members for critical Incidents as per Provider’s escalation guidelines.

(vi)                              Follow up on and manage recurring production Incidents.

(vii)                           Escalate and coordinate resolution of at-risk or missed SLAs and KPIs.

(viii)                        Serve as one of the key participants in build and implementation activities for releases of the B/OSS Solution.

(ix)                              Manage end-of-shift turnover between shifts at Provider’s sites.

6.3                               Application Support. Provider is responsible for managing all tickets requiring additional investigation after the tickets have been vetted by Provider’s Tier 2 Support group.  This responsibility includes identifying and routing Defects for resolution by Tier 3/Tier 4 Support or Tier 5 Support. The activities include the following:

(a)                                 Manage Tickets vetted by Tier 2 Support groups including Service Desk, Scheduling, Billing Operations and other groups. Examples include, without limitation, tickets related to the following:

(i)                                     RIM/RIM LITE/Sales/CRM/MSCC/CIM and all other B/OSS Solution applications

(ii)                                  Billing/Batch Job failures

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(iii)                               Quantification Impacts/Billing QA/ A/R /GL/Usage

(iv)                              Alerts from scheduling

(v)                                 Event Processing

(b)                                 Use commercially reasonable efforts to attempt to automate to avoid repetitive manual tasks.

(c)                                  Update Provider knowledge base in order to permit Provider to improve the handling of future similar issues.

(d)                                 Automate and manage transmit process for all Billing, Usage and End of Day / End of Month reports.

(e)                                  Fix all error records or error events including, without limitation, usage processing, payment, accounts receivable and other volume transactions.

(f)                                   Apply credits or charges via the appropriate credit and charge tools pursuant to USCC’s instructions.

(g)                                  Create and maintain USCC-approved data patch scripts and ensure that such scripts meet USCC-approved script standards.

(h)                                 Participate in conference calls to provide application expertise for resolution of production Issues.

(i)                                     Participate in preparation of Release implementation checklist and release readiness activities.

6.4                               Testing Support — Sanity Testing.  Prior to the end of each Daily Maintenance Window, Provider shall perform sanity testing of the B/OSS Solution to ensure that all changes that occurred during the Daily Maintenance Window period are successful. Such sanity testing will also be performed to verify service restoration after each CRM-, RIM-, RIM LITE-, MCSS- and MicroTelecom-related Severity 1 Incident and Severity 2 Incident have been resolved.  Details of sanity testing activities for each of the B/OSS Solution applications are listed in Appendix 6 to this MSSOW.

6.5                               Change Management.  Provider shall manage and coordinate Provider’s activities in connection with all changes to the Production Environment and review requests for change approvals with USCC. The activities include the following:

(a)                                 Use USCC’s Remedy system for all changes subject to USCC’s Change Management Process including the requirement to obtain prior approval from the USCC Change Approval Board (“CAB”) for any change made by Provider that could impact any USCC system or Provider’s service delivery.

(b)                                 In connection with all communications related to USCC’s Change Management Process, manage all such communications with Provider’s organization and each third-party vendor that is a part of the B/OSS Solution.

(c)                                  Create and maintain a change schedule of upcoming releases and changes as part of USCC’s Change Management Process.

(d)                                 Monitor and report on the implementation of USCC-approved changes made by Provider.

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(e)                                  Coordinate with USCC through USCC’s Change Management Process all changes that require service interruption.

(f)                                   Conduct activities such as:

(i)                                     Create and submit requests for changes including coordination of detailed implementation plans inclusive of steps that need to be executed by USCC.

(ii)                                  Coordinate approval from USCC SMEs in advance of CAB meetings.

(iii)                               Categorize each change and provide a description of its impact as described in Appendix 7 to this MSSOW.

(iv)                              Schedule each change for deployment and verify the successful deployment of the change as part of the closure procedures that are part of USCC’s Change Management Process.

(v)                                 Communicate to USCC any variance from plan regarding timing, unsuccessful changes, incomplete or backed-out changes, and escalate to USCC according to USCC-defined processes.

(vi)                              Upon receiving each USCC-approved change request, coordinate the deployment of Enterprise Product Catalog (“EPC”) changes into production.

(vii)                           Assess and communicate to USCC the potential impacts and risks (if any) associated with the changes USCC introduces when publishing a new version of EPC (such changes to be governed by the Change Management process, and if reasonably practicable, USCC shall inform Provider of such planned changes at least two weeks in advance).

6.6                               Order Management System Support (“OMS Support”).  Provider shall manage all orders originating in the B/OSS Solution including ensuring that orders are processed in a timely manner.  The activities include the following:

(a)                                 Escalate for resolution by Tier 3/Tier 4 Support, as appropriate, OMS Issues (including Stuck Orders causing delays/failures in processing of orders).

(i)                                     Execute USCC-approved (such approval to be obtained via the USCC’s Change Management process) work-around scripts provided by OMS Support, Tier 3 Support/Tier 4 Support or implement other short-term options to resolve order Issues.

(ii)                                  Apply automation to ensure quick recovery until a long-term solution is provided by Provider.

(iii)                               Open Problem Records for unique order failures and manage such Problems to root cause resolution.

(iv)                              Escalate Issues to Tier 3/Tier 4 Support.

(v)                                 Identify and propose to USCC solutions to improve order flow to help avoid Stuck Orders.

(vi)                              Notify the Shift Management team about high-impact fallout Incidents.

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(b)                                 Resolve Incidents by executing USCC-approved data patch scripts

(c)                                  Perform routine analyses of the order trending/patterns. Details include the following:

(i)                                     Recommendations for improvement;

(ii)                                  Escalations of anomaly trends (e.g., spikes/drops in volumes when compared to previous similar timeframes); and

(iii)                               Reprocessing of order fallout and exceptions which will be handled as Issues according to their respective impact and priority.

(d)                                 Support the planning and execution of Mass Order activities (“MOA”) including (i) creating the implementation plan to be approved through the Change Management Process, and (ii) providing daily reports to USCC IS Operations regarding results of the MOA.

(e)                                  Maintain, manage, and share with USCC the USCC-specific Methods & Procedures (“M&P”) and USCC-specific data from Provider’s knowledge base.

(f)                                   Resolve high-priority escalations and tickets from USCC to ensure timely turnaround on order failures.

(g)                                  Provide ordering expertise to USCC for ad hoc requests and involve a Provider Business Analyst if needed.

(h)                                 Monitor and manage order fallout in the B/OSS Solution as well as in Third-Party Software (including SAP).

(i)                                     Perform sample audits and analyses of trends and fluctuations.

(j)                                    Resolve Stuck Orders.

(k)                                 Manage and resolve Remedy tickets related to Incidents in order flows

(l)                                     Use commercially reasonable efforts to attempt to automate the resolution of recurring Stuck Orders

(m)                             Support USCC as needed for USCC’s interactions with its customers for the collection of data and/or coordination of changes to resolve Stuck Orders.

7.                                      Tier 3/Tier 4 Support

Provider’s Tier 3/Tier 4 Support team handles Incidents that are reported by Tier 2 and Defects that are escalated by Tier 2 including:  (a) participating in Incident management process; (b) triaging defects (i.e., analyze and classify Defects and provide immediate fixes when possible); (c) providing fixes for Defects in the Production Environment and the B/OSS Solution training environment; and (d) participating in release deployment.  The activities include the following:

7.1                               Participate in Incident Management Process.  Participate in conference calls when Severity 1 Incidents and/or Severity 2 Incidents are raised and follow USCC’s Incident Management process and Problem Management process in order to find resolution and minimize the impact on USCC’s business.  The activities that may be required include, without limitation, reviewing log files and queues and making necessary decisions for restoring the B/OSS Solution.  If an Incident requires an immediate data or code fix, Provider will provide such data or code fix.  If an Incident is not code- or data-related, then it will be routed to the appropriate Provider or USCC team.

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7.2                               Triaging Defects.  When a Defect is escalated by Provider’s Tier 2 Support team to Provider’s Tier 3/Tier 4 Support team using Provider’s ticket tracking system, Provider’s Tier 3/Tier 4 Support team will analyze the Defect and do one of the following:

(a)                                 Provide a work-around if requested by the Tier 2 Support team;

(b)                                 If a code fix is required, assign the Defect to the appropriate Provider development team and establish a target due date and/or release for Defect resolution; or

(c)                                  If an Incident is not reproducible or is not a Defect, return it to Provider’s Tier 2 Support team.

If additional data is required by Provider in connection with a Defect, Provider will identify its specific needs and add them to the applicable ticket.  If the issue is caused by user error, Provider will update the ticket with an explanation so that Provider’s Tier 2 Support team can understand the issue and close the ticket.

7.3                               Provide Fixes for Defects.

(a)                                 When a code fix is required, Provider will provide the code fix, complete unit testing, send the fix to the appropriate testing team.

(b)                                 After fixing the code, add to the Defect record in Quality Center an identification of the source of the issue (e.g., design gap or code error).

(c)                                  If a Defect requires a fix to the Core Product, Provider’s Tier 3/Tier 4 Support team will work with Provider’s R&D team and will provide all details necessary to reproduce and fix the Defect.  After Provider’s R&D team fixes the Defect, Provider’s Tier 3/Tier 4 Support team will integrate the Defect fix with other Defect fixes, if any, and will develop a deployment plan therefor.

(d)                                 Providing impact, risk and feasibility assessment for Severity 1 Defects, Severity 2 Defects, escalated billing-related Defects and other prioritized business Defects.

7.4                               Participate in Release Deployment.  Provider’s Tier 3/Tier 4 Support team will participate in release planning and obtain the necessary knowledge from the appropriate Provider development team.  Such activities will include:

(a)                                 Providing subject matter expertise in quality review of release design including reviewing the functional approach as well as any operational or performance risks.

(b)                                 Providing production expertise including data model knowledge.

(c)                                  Reviewing all upcoming release changes and providing recommendations with respect thereto as such team deems appropriate.

(d)                                 Supporting implementation planning.

(e)                                  Supporting testing team’s testing of Defect fixes.

(f)                                   Coordinating development support during and immediately after deployment of each release.

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(g)                                  Supporting the COM and USCC’s business and IS stakeholders in understanding expected changes due to releases and impacts of releases on operational processes or parameters (known as post-release predictions).

7.5                               Resolve Defect Backlog.

(a)                                 Provider will Resolve Defects that were identified or otherwise occurred in the Production Environment and were known to Provider during the period commencing on March 5, 2014, and ending on the Commencement Date (each a “Backlog Defect”) as follows: (i) Backlog Defects that are Severity 1 Defects or Severity 2 Defects shall be Resolved by the fifth major B/OSS Solution code release (also known as “Release 5”); (ii) no less than [***]% of Backlog Defects that are Severity 3 Defects and Severity 4 Defects will be Resolved by Release 5; and (iii) Backlog Defects that are Severity 3 Defects and Severity 4 Defects that are not Resolved by Release 5 shall be Resolved by the sixth major B/OSS Solution code release (also known as “Release 6”).

(b)                                 The Service Level Targets shall not apply to the Backlog Defects that are Resolved in accordance with the timeframes set forth in Section 7.5(a) of this MSSOW, provided that the following Backlog Defects shall be subject to the applicable Service Level Targets based upon the date that the Backlog Defect was identified:  (i) any Backlog Defect that is a Severity 1 Defect or Severity 2 Defect that is not Resolved by Release 5; (ii) if less than [***]% of the Backlog Defects that are Severity 3 Defects and Severity 4 Defects are Resolved by Release 5, then the number of Backlog Defects that are not then yet Resolved that equals the percentage difference between [***]% and the percentage of the Backlog Defects that are Severity 3 Defects and Severity 4 Defects that were Resolved by Release 5 (the oldest Severity 3 Defects based upon date of identification through the newest should be counted before any Severity 4 Defects which should then be considered from oldest to newest); and (iii) any Severity 3 Defects and Severity 4 Defects that are not subject to the Service Level Targets pursuant to clause (ii) of this Section 7.5(b) and are not Resolved by Release 6.

(c)                                  For the purpose of this Section 7.5, “Resolved” means that (i) a fix for a Defect has been delivered and tested as part of a B/OSS Solution code release, as indicated in the applicable release notes; or (ii) a standalone Hot Fix for a Defect has been delivered outside of a release and passed testing, as indicated in Quality Center by the change of the Defect’s status to “HF Passed”; or (iii) a standalone Hot Fix for a Defect has been delivered outside of a release, as indicated in Quality Center by the change of the Defect’s status to “Fixed”, and that status has not changed in over [***] days.  For clarity, once a Defect is Resolved in accordance with the preceding sentence of this Section 7.5(c), if the same Defect is at any time thereafter identified in the Production Environment, then such later identified Defect and its Resolution will be handled as a new Defect subject to the Defect Resolution Service Level set forth in Exhibit B-1 to Annex B of this MSSOW.

(d)                                 If Provider is unable to reproduce a given Backlog Defect, then Provider shall notify USCC in writing that Provider is unable to reproduce such Backlog Defect, and USCC shall have a period of [***] days thereafter to provide to Provider then-current data substantiating that the Backlog Defect still exists in the Production Environment, and based upon such data, Provider shall continue to work on such Backlog Defect until it is Resolved.  If USCC is unable to provide such data within such [***]-day period, then such Backlog Defect shall be cancelled and deemed Resolved.

(e)                                  Provider and USCC shall cooperate and work together (including, without limitation, in joint sessions) to ensure that no less than [***]% of the Backlog Defects designated to be Resolved by Release 5 have an agreed-upon disposition (i.e. after all missing

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supporting information has been provided, rejections have been discussed, and cancellations, as applicable, have occurred) no later than [***].

(f)                                   Provider and USCC shall cooperate and work together in (including, without limitation, in joint sessions) to ensure that no less than [***]% of the Backlog Defects designated to be Resolved by Release 6 have an agreed-upon disposition (i.e. after all missing supporting information has been provided, rejections have been discussed, and cancellations, as applicable, have occurred) no later than [***] days prior to the date that Release 6 is deployed to production.

8.                                      Billing Operations

Provider is responsible for managing, performing and communicating activities related to the SLAs and KPIs that are associated with the Billing Operations Service Tower.  The detailed activities include the following:

8.1                               Scheduling.  Provider shall run batch jobs, billing jobs, ad hoc jobs, bounces, and reruns; perform alert handling, manage failed jobs, and provide escalations to Shift Manager for critical Issues and Provider’s Application Support team for alerts and failures. This applies to all phases of all bill cycles (as well as consolidated billing) including final file delivery. The activities include the following:

(a)                                 Run billing and batch jobs, B/OSS Solution-related jobs currently in both AMC Operational and Tivoli Work Scheduler.

(b)                                 Execute EOD, EOW, EOM and nightly bounces.

(c)                                  Monitor and manage timely resolution for the following:

(i)                                     Long-running billing and batch jobs

(ii)                                  Usage Processing and related usage fallout (except as specified in Section 11 of this MSSOW)

(iii)                               Billing and EOD executions

(iv)                              System alerts

(d)                                 Run CAB-approved ad-hoc scripts.

(e)                                  Manage the following or escalate to Provider’s Application Support:

(i)                                     Job failures

(ii)                                  Daemon down

(iii)                               Online bounces

(iv)                              Alerts

(v)                                 Usage processing

(vi)                              Billing rejects

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(f)                                   Notify the Shift Manager of Issues impacting SLAs and/or user/customer experience.

(g)                                  Document solutions in knowledge base after discussing such solutions with other applicable Provider teams

(h)                                 Assign SMEs to participate on conference calls for resolution of any production Issues related to batch jobs and billing

(i)                                     Configure customer data for consolidated billing including MABEL and MobilSense.

8.2                               BIMS Tool.  On or before the [***] day after the Commencement Date, Provider shall Implement the BIMS Tool and configure the BIMS Tool to load billing data and generate exception reports that enable the identification of certain potential billing and/or revenue impacting issues.  Provider shall make such Tool available to Provider Personnel and to USCC Personnel in the Information Systems (“IS”) organization and the Revenue Assurance (“RA”) organization as follows:

(a)                                 At any one time, the aggregate total number of Administrative Users and Account Users who are actively querying data will be limited to seven.

(b)                                 “Administrative User” means a user of the BIMS Tool who has rights to create and modify reports.  USCC will be entitled to three Administrative Users.

(c)                                  “Account User” means a user of the BIMS Tool who has rights to view reports and data that exist in the B/OSS Solution or that are created by the Administrative Users.  USCC will be entitled to 40 Account Users.

8.3                               QA Billing/Auditing. Provider shall audit sample bills, Usage/Traffic, and Cycle Management; generate Audit Reports for Accounts Receivable (“A/R”)/General Ledger (“GL”), and Billing; and manage communications for billing and audit Issues.  The activities include the following:

(a)                                 Billing QA

(b)                                 Billing and Accounts Receivable audits

(c)                                  Trending of billing audits

(d)                                 Management of bill validation as part of the release life cycle, including:

(i)                                     Run billing during testing of releases — limited to two bill cycles (or up to three additional bill cycles if USCC reasonably determines such additional cycles are necessary).

(ii)                                  Produce invoices and reports for USCC RA purposes.

(iii)                               Review and prioritize with USCC the provision of Defect fixes by Provider that arise from the bill validations.

(iv)                              Provide recommendations related to USCC’s “go/no-go” decisions for releases

(v)                                 Perform project planning in cooperation with USCC for bill validation activities and jointly execute such plans, provided that Amdocs shall retain overall responsibility for managing each such project.

(e)                                  Audits of usage and event records

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(f)                                   Audits of consolidator billing output

(g)                                  Reruns/fixes/additional batch jobs

(h)                                 Communicate with USCC IS related to (i) Bill Cycle timing and coordination; (ii) USCC approvals; (iii) sharing of best practices; (iv) process improvements; (v) reject and corrective handling; (vi) Issues and options for Bill Cycle activities.

8.4                               Cycle Management.  Provider shall perform the Bill Cycle management activities including the following:

(a)                                 Obtaining Bill Cycle approvals from USCC.

(b)                                 Fulfilling information requests and marketing-related special requests.

(c)                                  Monitoring production including monitoring of Bill Cycle performance, Bill Cycle QA, report delivery, End of Cycle (“EOC”), and electronic bill status.

(d)                                 Performing analyses to predict (i) timing for successful/complete Bill Cycle runs, and (ii) timing to address/resolve rejected and held bills.

(e)                                  Executing processes to confirm that billing balances post to customer accounts after each Bill Cycle.

(f)                                   Performing Billing Audit Support including the handling of ad-hoc requests related to potential issues found during USCC’s billing audit, billing audit support and facilitation, and trending support.

(g)                                  Reporting to USCC including reporting of (i) monthly team metrics, (ii) billing status, (iii) audit finds, and (iv) review of potential and/or actual impacts on billing caused by a B/OSS Solution code release.

8.5                               Revenue Assurance (A/R, Usage and Billing).  Provider shall perform the revenue assurance services including the following activities for all B/OSS Solution output related to A/R, usage and billing:

(a)                                 Perform pre-cycle preparation including coordinating QA sample accounts, determining readiness based on Issues found in previous cycles, and creating billing cycle folders and tracking tools.

(b)                                 Perform billing audits and invoice QA including financial trending and analyses and investigating exceptions.

(c)                                  Perform billing approval and confirmation including obtaining confirmation of audit completion and cycle approvals from internal Provider teams and USCC teams and reporting and tracking approvals, confirmations, and fulfillment activities.

(d)                                 Perform daily End-to-End usage balancing of system-wide, usage-related inputs and outputs.

(e)                                  Perform In-Collect and Out-Collect processing.

(f)                                   Coordinate and resolve file processing errors and fallout Issues.

(g)                                  Coordinate end-user device-related activities including migrations and switch upgrades.

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9.                                      Infrastructure Support

Provider shall perform infrastructure services to support the Production Environment and the Non-Production Environments listed in Appendix 2 to this MSSOW including the following services: Environment Integration, Application Database Administration, Middleware Administration, Configuration Control, and Capacity Planning and Monitoring. Additional Provider responsibilities and accountabilities for Non-Production Environments are set forth in Appendix 1 to this MSSOW. For the third-party systems not operated by Provider as part of the B/OSS Solution (e.g., EDW, ODS, IVR, MyAccount, SAP, and CyberSource), Provider shall be responsible for all infrastructure interface configurations to and from the B/OSS Solution.  The activities include, without limitation, the following:

9.1                               Environment Integration.

(a)                                 Maintain and provide Infrastructure support for existing USCC testing, development and training environments and build-out of new environments to meet various business needs of USCC.

(b)                                 Design environment architecture for any new components of the B/OSS Solution by identifying the number of components/environments required based on USCC’s needs and business requirements and optimizing the hardware and software asset utilization.

(c)                                  Provide ongoing maintenance of the environments by developing tools/utilities for scheduled reboot of the environments and apply changes/modifications using a tightly controlled method.

(d)                                 Deploy new builds, releases, and software upgrades for implementing new CRs and enhancements using Configuration Control.

(e)                                  With respect to the applications, Systems and environments set forth in Appendix 8 to this MSSOW, monitor (i) the Production Environment commencing no later than December 15, 2014; and (ii) all such Non-Production Environments commencing no later than February 15, 2015.  For the avoidance of doubt, the date upon which Amdocs commences such monitoring shall not affect the applicability of the SLAs and KPIs to the Services (or the parties’ respective rights and obligations related thereto).

(f)                                   Perform environment upgrade/build/bounce and data refresh for each environment in accordance with the testing requirements and timelines for each release.

(g)                                  Administer daemons, operational batch jobs and software scheduling.

(h)                                 Perform log file archiving and cleaning for all B/OSS Solution applications.

(i)                                     Identify themes from each release and apply lessons learned to optimize and reduce the total number of Incidents through environment standardization, automation and repeatable processes/tasks in preparation and management of Non-Production Environments.

(j)                                    Support and maintain self-service tools. Provider will continue to be responsible for the deployment of builds, upgrades, and Hot Fixes, execution of bounces and data refreshes.  After the self-service tools are functioning, Provider will continue to be responsible for any activity the self-service tool fails to perform or is not designed to perform.

(k)                                 Administer Provider’s infrastructure tools such as Genesis, Boot Manager, Hot Fix Tool, Tiger Tool, and the self-service tools.

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(l)                                     Install, maintain and administer the batch job scheduling tool.

(m)                             Upon USCC’s request, perform the infrastructure environment tasks listed in Appendix 4 to this MSSOW (in accordance with the applicable lead and implementation times set forth in Appendix 4 to MSSOW).

(n)                                 Integrate Non-Production Environments with external interfaces and downstream applications (such as Spectrum/Vertex, ESB/DP, EBI, ODS, etc.) in accordance with project and/or release requirements.

(o)                                 Support Testing and Development activities in the Non-Production Environments by investigating and troubleshooting environment Incidents, providing RCAs and identifying permanent remediation solutions to prevent recurring Issues.

(p)                                 Perform infrastructure Sanity Testing after each environment upgrade and build push and support Provider’s Testing team with any issues in Sanity Testing performed by such Testing team.

(q)                                 Analyze the performance of the environments set forth in Appendix 8 to this MSSOW and make actionable recommendations to USCC’s Infrastructure group for system performance Issues and to Provider Delivery organizations for application and environment performance Issues.

(r)                                    Provide the automated self-help tools listed in Appendix 9 to this MSSOW (the “Self-Service Tools”).  Provider will provide training, knowledge transfer and documentation on how to use the Self-Service Tools including, without limitation, run books, user guides, tool logs location and how to interpret them, common Issues and resolutions, etc.  Provider may introduce additional self-service tools as appropriate.

(s)                                   Maintain up-to-date Environment Pages and Environment Dashboard documentation describing the configuration details for all Non-Production Environments.

(t)                                    Perform all changes to the environment configurations in accordance with the Technical Release Notes, and track and document all manual changes to ensure they are included in the production cut-over.

9.2                               Application Database Administration.

(a)                                 Identify, tune, and resolve application queries causing application or database performance impacts. Maintain database statistics for optimal execution plans and transform application data access methods to improve efficiency.

(b)                                 Support the obfuscation of PCI, PII, and CPNI data by identifying the applicable elements as defined by USCC (Table and Column combinations).  Determine the appropriate method of obfuscation that is supported by the application.

(c)                                  Monitor/trace the database transactions End-to-End in response to Incidents and identify the bottlenecks for the resources that can be fine-tuned.

(d)                                 Maintain Application Database schema in all in-scope environments.

(e)                                  Perform copy Ban requests (DB Extract).

(f)                                   Provide application database support at every level of release (i.e., from code repository to environmental data).

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(g)                                  Review and approve development schema changes for consistency and stability.

(h)                                 Execute required steps of approved changes during Daily Maintenance Windows to deploy Hot Fixes and builds including reviewing and testing of all SQL scripts in a full-volume environment. Notify and coordinate with the USCC team for database replication.

(i)                                     Troubleshoot ongoing release/production support Issues from the Application DBA standpoint including participation in outage conference calls and the necessary RCA follow-up activities.

(j)                                    Support the restoration of the database instance through the application of archive logs after USCC restores the full instance from the back-up (including any incremental back-ups).

(k)                                 Support the database instance from an application perspective at source and target for the environments set forth in Appendix 8 to this MSSOW for the database technologies such as Standby, BCV, Flash and SNAP, provided that USCC will obtain a license to use the technology to replicate such instance.

(l)                                     Perform clean-up and capacity management of all temporary objects created in the Production Environment by Provider’s application support teams.

(m)                             Perform database set-up after physical database restore, clone, or creation (including database dblinks, reference data refresh, and configuration items).

(n)                                 Perform certification of appropriate Oracle database versions and patch sets.

(o)                                 Open and escalate cases with Oracle and any other applicable database vendors for production Incidents (to the extent that such Incidents relate to application database services).

9.3                               Middleware.  Provider will administer with respect to the tasks defined below the middleware technologies within the scope of the B/OSS Solution . Provider is responsible for configuration of B/OSS Solution system certificates that are managed and supplied by USCC. For all other out-of-scope middleware technologies and systems, Provider is only responsible for configuration of B/OSS Solution system interfaces to those technologies and systems.

(a)                                 Manage production and non-production middleware for in-scope environments.

(b)                                 Manage infrastructure for front-end web applications and web services and interfaces to/from the ESB.

(c)                                  Tune middleware for optimal performance and throughput using Provider’s deep-dive tools.

(d)                                 Implement continuous improvement and stability initiatives.

(e)                                  Monitor middleware layers in the Production Environment to proactively manage performance Issues and error conditions.

(f)                                   Implement security and functional patches in accordance with USCC’s Change Management Process to keep instances stable and supportable by Oracle and any other applicable middleware software vendors.  Maintain a rolling [***]-day schedule to deploy the patches and keep up with patching to fix security vulnerabilities and resolve published bugs.

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(g)                                  Open and escalate cases with Oracle and any other applicable middleware software vendors for production incidents.

(h)                                 Manage middleware changes and Incident Records.  USCC shall provide a work plan if there are any changes to be performed by USCC.

9.4                               Infrastructure Management.

(a)                                 Coordinate production and non-production infrastructure activities among Provider’s B/OSS Solution support teams.

(b)                                 Serve as the infrastructure escalation point for production and non-production Incidents.

(c)                                  Provide infrastructure-related input and recommendations in accordance with the production change management process.

(d)                                 Provide infrastructure-related input and recommendations to non-production upgrade schedules.

(e)                                  Provide infrastructure-related input and recommendations for release and maintenance checklists and reviews.

(f)                                   Perform production change management controls for Provider Infrastructure changes in accordance with USCC’s Change Management Process.

(g)                                  Serve as Manager-on-duty for production and non-production infrastructure Issues.

(h)                                 Coordinate infrastructure release tasks and timelines with all Provider teams as well as USCC Release Management team for in-scope services.

(i)                                     Coordinate Provider application deployments, lessons learned and best practices.

(j)                                    Manage and coordinate production deployment of Provider Infrastructure changes.

(k)                                 Track production changes, best practices and lessons learned to enhance Provider’s knowledge base and for continuous improvement.

9.5                               Configuration Control.

(a)                                 Design, configure, synchronize, and build development environments for different versions and releases to implement USCC’s CRs and enhancements.

(b)                                 Perform maintenance, synchronization, and stabilization among different Third-Party Software (e.g., Oracle, Java, Syncsort, etc.) on different platforms.

(c)                                  Ensure source code repository for the B/OSS Solution is available to maintain different versions of source code and synchronize between the different versions to ensure any Hot Fixes deployed to production are not overwritten by new development.

(d)                                 Manage versions and maintain inventory of Hot Fixes/builds throughout the release lifecycle for “n plus 2” releases.

(e)                                  Manage infrastructure and software configurations and provide architectural information to USCC infrastructure team related to application models and processes to aid in impact analyses to be performed by USCC.

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(f)                                   Ensure all environment configurations are consistent across the various types of environments (e.g., SIT, DEV, E2E and PTE).

9.6                               Capacity Planning.

(a)                                 Monitor trending for B/OSS Solution applications and all other capabilities that are in scope for Provider.

(b)                                 Develop and deliver to USCC infrastructure monthly performance data analysis for planning capacity based on business volumes for at least [***] months into the future.

(c)                                  Forecast and predict business volumes and machine performance and provide reports to USCC with respect thereto. Sample reports are shown in Appendix 3 to this MSSOW.

(d)                                 [***] months, conduct B/OSS Solution true-up analysis and provide capacity recommendations to USCC for B/OSS Solution to ensure sufficient hardware is available to accommodate the demands of daily production and non-production activities.

(e)                                  Provide sizing and recommendations for special project initiatives and any new CRs that may impact capacity demand. (USCC is responsible for providing business forecasts and project details impacting capacity, and Provider will furnish the sizing and recommendations within [***] weeks after receiving such forecast and details.)

(f)                                   Install collection probes on all B/OSS Solution servers to gather capacity planning data. (USCC is responsible for providing required permissions/approvals.)

9.7                               Monitoring.

(a)                                 Monitor the Production Environment to ensure application performance meets or exceeds the KPIs and SLAs.

(b)                                 Set up proactive notification/alerting mechanisms for early detection of Issues to enable Provider teams to rapidly investigate and resolve situations before any impacts are experienced by USCC’s business thereby preventing any downtime/outage situation.

(c)                                  Collect production data for monitoring, reporting, capacity planning, and KPI and SLA measurement.

(d)                                 Design, implement and configure the optimal monitoring strategy based on USCC B/OSS Solution application needs and business to encompass the End-to-End business transactions/flows.

(e)                                  Create new monitoring plug-ins and extracts (other than those that require application development) to support on-going needs and new CRs and enhancements to satisfy B/OSS Solution business growth and needs.

(f)                                   Implement data collection for different systems (HW servers, Database, Middleware Layer as utilized within the application), provided that USCC is responsible for installation of monitoring components requiring “root” access on USCC Servers.

(g)                                  Use Provider’s monitoring system to gather B/OSS Solution server utilization and other architecture information for use by Provider in troubleshooting, operations, and capacity planning. (Monitoring and alerting for core architecture and physical database remains the responsibility of USCC.)

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(h)                                 Create and maintain dashboards and views for production monitoring and operations, and make all such dashboards and views available to USCC.

(i)                                     Feed into the USCC monitoring solution critical alerts from Provider monitoring that correlate to business impacts.

(j)                                    Manage monitoring system maintenance windows to halt alerts to USCC during maintenance and release times.

(k)                                 Provide ongoing support for patches and upgrades for monitoring software and infrastructure.

(l)                                     Provide ongoing health checks for the availability and reliability of the monitoring infrastructure.

(m)                             Provide advance notice and coordinate implementation of any increases to architecture capacity and related IT support for the Provider monitoring data gathering instances that must run on USCC’s system/network.

(n)                                 Collaborate with USCC to provide network connectivity to allow data transfer of monitoring KPIs from data gathering instances to Provider’s central monitoring system.

9.8                               General Infrastructure Support.

(a)                                 Manage Provider Infrastructure tickets at production and non-production level.

(b)                                 Subject to prior approval through the USCC Change Management Process, deploy infrastructure release components (including readiness and staging) to the Production Environment.

(c)                                  Measure, report and proactively analyze and solve performance Issues related to USCC’s Infrastructure.

(d)                                 Provide High Availability (“HA”) design recommendations to USCC infrastructure.

9.9                               Exclusions.

(a)                                 Areas of Provider accountability do not include the following if the applicable hardware is located other than at a Provider facility:  (a) IT infrastructure support services such as Unix/Linux OS and server administration, (b) Windows administration, (c) Network administration, (d) storage and back-up services, (e) vendor and asset management, (f) physical data center services, and (g) physical database administration.

(b)                                 USCC’s responsibilities and accountabilities for the Non-Production Environments are set forth in Appendix 1 to this MSSOW.

10.                               Customer Operations Manager

The COM shall be responsible for managing and communicating activities related to the Service Towers listed under Section 1.2 of this MSSOW in accordance with the agreed-upon SLAs and KPIs.  The detailed activities of the COM include the following:

10.1                        Serve as the day-to-day interface for critical Issues in production systems.

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10.2                        Serve as an escalation point for any Issues within the scope of the Services.

10.3                        Lead and drive (a) resolution of Issues; and (b) identification and impact assessment or quantification of Issues in accordance with the Service Level Targets (based upon the severity of each Issue)

10.4                        Review production RCAs to identify critical production Issues.

10.5                        Coordinate individual or packaged Hot Fixes and production immediate fixes with Tier 3/Tier 4 Support and testing teams in accordance with USCC’s Change Management Process before deploying such fixes into production.

10.6                        Participate in daily management production calls including management CAB meetings.

10.7                        Manage monthly partner meeting to review all SLAs and KPIs with USCC.

10.8                        Participate in USCC daily production calls and share B/OSS Solution updates including action plans for missed SLAs and KPIs.

10.9                        Provide timelines and steps to be executed by Provider as input to the overall release timeline for development and infrastructure upgrades.

10.10                 Provide status of development and System Testing for a production immediate fix to USCC IS Operations.

10.11                 Serve as escalation point for any disputes or major Issues.

10.12                 Provide information on infrastructure and operational steps including any validation processes to create implementation for release deployment.

10.13                 Provide predictive analyses as agreed upon, prior to any release to share insight on operational/process impacts and benefits.

10.14                 Provide after action review after any release to compare planned and actual impacts as well as lessons learned.

10.15                 Enforce access control policy for B/OSS Solution support as defined by USCC.

10.16                 Coordinate release post-deployment Warranty support and ensure Problem resolution.

10.17                 Prioritize Problem Records according to USCC business needs, subject to approval by the USCC’s Defect Management function.

10.18                 Interface with USCC Engineering to investigate and resolve TurboCharging/SCP Issues and in planning upgrade and release activities when needed.

10.19                 Provide demand forecast for releases and any special launches that are agreed upon, including the following indicators:  (a) Ticket management, (b) Defect management, (c) Stuck Order fallout, (d) billing rejects and holds, and (e) any other agreed-upon indicators as and when needed.

11.                               Out of Scope Activities

The parties confirm that the following tasks and activities are outside the scope of the Services. For the avoidance of doubt, the following list is not comprehensive.

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11.1                        Updates of EPC and BPT data and table entries, excluding deployment activities.

11.2                        Approvals of financial or customer impacting decisions.

11.3                        Approvals of bill cycle or credits/adjustments.

11.4                        Performance and approval of revenue assurance financial audit, excluding quality checks for usage, bill cycle and financial output.

11.5                        Cost and relationship management with Print and Mail Center (“PMC”), actual printing and mailing of bills.

11.6                        Cost and relationship management with Third-Party Contractors under USCC’s financial responsibility.

11.7                        Serving as a primary point of contact with USCC business partners.

11.8                        Investigation and Resolution of root cause problems in USCC Systems (e.g., Network Elements fix) following initial triage by Provider.

11.9                        Performing help desk activities (Tier 1).

12.                               Additional Obligations

The additional obligations described in Annex J to this MSSOW shall apply, subject to the terms thereof.

IN WITNESS WHEREOF, the parties have executed this MSSOW as of the Commencement Date by their duly authorized representatives in one or more counterparts, each of which shall constitute an original.

AMDOCS SOFTWARE SYSTEMS LIMITED	USCC SERVICES, LLC

By:	By:

Name:	Name:

Title:	Title:

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 1

USCC and Amdocs’ Responsibilities for Non-Production Environments

EID—Delivery

Category	Task	USCC Accountable	USCC Responsible	Amdocs Accountable	Amdocs Responsible	RASCI Details
Project/Release Planning	E50/E30/E10 Resource Estimates	Yes	Yes		Yes	USCC is accountable and responsible for provide E50/E30/E10 resource estimates for Non-B/OSS Solution systems. Amdocs is responsible for acknowledgement of support for Release
	IS Projects not part of release	Yes	Yes		Yes

USCC is accountable and responsible for all planning of Non-B/OSS Solution and B/OSS Solution IS Projects outside of a Release.

Amdocs is responsible for acknowledging the support of IS Projects and any Amdocs’ resource planning to provide such support.

Maintenance Windows	Coordinate Maintenance Window	Yes	Yes			USCC is accountable and responsible for communication with Testing & VMs, coordination of USCC and Amdocs resources (via Amdocs focal point), accommodation of unscheduled Maintenance Windows
Defect Management	Evaluate release defects opened for Infra Integration			Yes	Yes	Amdocs is accountable and responsible for monitoring Quality Center for all open Infra defects and providing resolution
	Daily defect meetings			Yes	Yes	Amdocs is accountable and responsible for attending daily defect meetings and to communicate updates, discuss all open defects.
	Coordinate resources and track defect resolution and escalate when needed			Yes	Yes

Amdocs is accountable and responsible for allocating resources to work on defects or attend triage bridges. Amdocs is also accountable to track the progress of Infra defects resolution and escalate to get support as needed

	Provide Off-Hours focal point coverage			Yes	Yes	Amdocs is accountable and responsible for providing late shift focal point support during the week from [***] and Saturday/Sunday/Holidays from [***].
Environment Coordination and Allocation	Coordinate upgrade schedule with Testing based on requirements	Yes	Yes		Yes

USCC is accountable and responsible for planning the schedule of the environment upgrades with the Testing team and for negotiations and communications about any change in the upgrade schedules

Amdocs is responsible for providing input on the environment upgrade schedule

	Plan and track environment allocation	Yes	Yes		Yes

USCC is accountable and responsible for planning and allocation of B/OSS Solution and Non-B/OSS Solution environments for all Major/Minor Releases and Prod Support

Amdocs is responsible for acknowledging the B/OSS Solution environment allocation

Appendix 1 (MSSOW)

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Category	Task	USCC Accountable	USCC Responsible	Amdocs Accountable	Amdocs Responsible	RASCI Details
	Maintain Environment Dashboard and Master Details document for B/OSS Solution			Yes	Yes	Amdocs is accountable and responsible for maintaining the Environment Dashboard and Environment Pages document for B/OSS Solution
	Maintain Environment Dashboard and Master Details document for Non-B/OSS Solution	Yes	Yes			USCC is accountable and responsible for maintaining the Environment Dashboard and Environment Pages document for Non-B/OSS Solution
	Coordinate connectivity to external interfaces	Yes	Yes		Yes

USCC is accountable and responsible for coordinating the overall implementation of the connections with external interfaces.

Amdocs is responsible for planning and coordinating the implementation of changes in B/OSS Solution

Environment Upgrades	Coordinate unpack of B/OSS Solution builds			Yes	Yes	Amdocs is accountable and responsible for coordinating the unpacking of the B/OSS Solution builds after they are delivered on-site from DVCI
	Coordinate with VMs the B/OSS Solution HF list for env upgrade			Yes	Yes	Amdocs is accountable and responsible for working with VMs to obtain the HF lists needed for environment upgrades
	Allocate resources for Non-B/OSS Solution environment upgrade	Yes	Yes			USCC is accountable and responsible for allocating the resources needed to perform the Non-B/OSS Solution environment upgrades
	Allocate resources for B/OSS Solution environment upgrade			Yes	Yes	Amdocs is accountable and responsible for allocating the resources needed to perform the B/OSS Solution environment upgrades
	Communicate updates on B/OSS Solution environment upgrade progress			Yes	Yes	Amdocs is accountable to provide periodic status updates of B/OSS Solution environment upgrade progress
	Communicate updates on overall environment upgrade and release environment to Testing	Yes	Yes

USCC is accountable and responsible for providing periodic status updates of overall environment upgrade progress (B/OSS Solution and Non-B/OSS Solution). This includes escalation and raising awareness about delays, risks, impacts as appropriate

New Project Implementation	Perform requested B/OSS Solution specific activities as documented via UTS			Yes	Yes	Amdocs is accountable and responsible for coordinating the implementation of any required changes on B/OSS Solution systems
	Coordinate Non-B/OSS Solution activities	Yes	Yes			USCC is accountable and responsible for coordinating the implementation of any required changes on Non-B/OSS Solution systems
Data Refresh - Full Data	Coordinate environment data refresh with Testing.	Yes	Yes		Yes

USCC is accountable to coordinate data refresh schedule with Testing Team and Amdocs is responsible for making sure the data refresh activities are executed per scheduled timelines and duration of work

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Category	Task	USCC Accountable	USCC Responsible	Amdocs Accountable	Amdocs Responsible	RASCI Details
	Engage and coordinate USCC Infrastructure resources	Yes	Yes		Yes

USCC is accountable and responsible for overall coordination and communicating the schedule. Amdocs is responsible to coordinate, complete the technical sequence of steps by working with the USCC Storage and DBA teams to perform the data refresh from production in all full environments.

Data Extracts - Subset Data - Dbextract	Obtain list of customers to be extracted from Test Full environment	Yes	Yes		Yes	Amdocs is overall accountable for the DB Extract process in B/OSS Solution environments. USCC is responsible for obtaining CID list for data extract from the Testing Team
	Coordinate dbextract and data load with ADBA into Test Flat environments		Yes	Yes	Yes

Amdocs is overall accountable for the DB Extract process in B/OSS Solution environments. USCC is responsible for coordinating with ADBAS the db extract from Full environments and the data load into the Flat environments

TRN Environment Upgrades and Support	Coordinate and publish a plan for Training environment upgrade schedule	Yes	Yes		Yes

USCC is accountable for coordinating, planning and publishing Training environment upgrade schedules by working with APS team and Amdocs; Amdocs is responsible for providing input to the training plan for: availability of resources, upgrade timelines, any risks or concerns.

	Gather the training environments data requirements	Yes	Yes		Yes

USCC is accountable and responsible for getting the data requirements from APS Team and submit to Amdocs Infra to extract the CIDs based on the data requirements from USCC APS Team.

Amdocs is responsible to mine the data to feed the dBExtract tool and load the extracted data into the training environments.

OS and DB Patching	Schedule with Testing monthly Linux and AIX patching	Yes	Yes			USCC is accountable and responsible for planning the monthly Linux and AIX patching activities
	Allocate USCC Platform resources	Yes	Yes			USCC is accountable and responsible for allocating the USCC Platform Unix and DBA resources to perform the patching
	Allocate resources to bounce B/OSS Solution environments and perform Infra Sanity	Yes	Yes			USCC is accountable and responsible for allocating the USCC resources to bounce the B/OSS Solution environments and to perform the Infra Sanity

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EID—Technical

Task	USCC Accountable	USCC Responsible	Amdocs Accountable	Amdocs Responsible	Self-Help Tool	RASCI Details
B/OSS Solution Environment Upgrade			Yes	Yes		Amdocs is accountable and responsible for performing the B/OSS Solution environment (env) upgrades
B/OSS Solution Environment Data Refresh - Full Data		Yes	Yes	Yes

Amdocs is accountable and responsible for the data refresh process for extracting data (including documentation) in the B/OSS Solution environments. USCC is responsible for performing the data refresh from production into full environment. This includes the tasks executed by the Platform, Storage, DBA and EID teams

DB Extracts - Subset		Yes	Yes	Yes	Yes

Amdocs is accountable and responsible for the db extract process, tools and documentation. USCC is responsible for running the DBExtract self-service tool to extract data from Full environments and load it into the Flat environments.

B/OSS Solution Infra Environment Sanity		Yes	Yes	Yes	Yes

Amdocs is accountable and responsible for the Infra Sanity process, tools and documentation. USCC is responsible for running the Infra Sanity self-service tool in all instances where it is necessary (after Maintenance Window, OS Patching, etc.)

B/OSS Solution Environment Bounce		Yes	Yes	Yes	Yes	Amdocs is accountable and responsible for the B/OSS Solution environments bounce process, tools and documentation. USCC is responsible for running the B/OSS Solution Bounce self-service tool
B/OSS Solution Maintenance Window - Onshore- Deploy HF		Yes	Yes	Yes	Yes

Amdocs is accountable and responsible for the Hot Fix (HF) deployment process, tools and documentation. USCC is responsible for applying the B/OSS Solution HFs during Maintenance Windows using the self-service tool provided by Amdocs. All HFs must be auto-deployable (i.e. no manual deployments)

B/OSS Solution Maintenance Window - Offshore- Deploy HF		Yes	Yes	Yes	Yes

Amdocs is accountable and responsible for the HF deployment process, tools and documentation. USCC is responsible for applying the B/OSS Solution HFs during Maintenance Windows using the self-service tool provided by Amdocs. All HFs must be auto-deployable (i.e. no manual deployments)

OS Patching Maintenance Window	Yes	Yes			Yes

USCC is accountable and responsible for performing the OS Patching Maintenance Windows on the B/OSS Solution systems. The self-service tool will be used by USCC to bounce the B/OSS Solution environments

Troubleshooting and support			Yes	Yes		Amdocs is accountable and responsible for troubleshooting, support and defect management in the B/OSS Solution environments
Off-hours support			Yes	Yes		Amdocs is accountable and responsible for providing technical support during the week from [***] and Saturday/Sunday/Holidays from [***].
New B/OSS Solution environment build out			Yes	Yes		Amdocs is accountable and responsible for any new B/OSS Solution environment build out activities as per the Release/Projects requirements
Unpack B/OSS Solution Builds			Yes	Yes		Amdocs is accountable and responsible for B/OSS Solution code delivery and unpacking. This includes both B/OSS Solution full builds and HFs

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Task	USCC Accountable	USCC Responsible	Amdocs Accountable	Amdocs Responsible	Self-Help Tool	RASCI Details
New B/OSS Solution components configuration and integration			Yes	Yes		Amdocs is accountable and responsible for any new B/OSS Solution component integration and configuration as required by the Release/Project requirements
TRN review and implementation			Yes	Yes

Amdocs is accountable and responsible for the Technical Release Notes (TRN) review and the implementation of the new changes into the B/OSS Solution environments. USCC access to the TRN is preferred but not required.

B/OSS Solution Filesystem Clean-up		Yes	Yes	Yes	Yes

Amdocs is accountable to automate cleanup scripts/jobs and configure the rules according to the env owner’s requirements.

USCC is responsible for running the B/OSS Solution filesystem clean-up self-service tool as needed, once such tool is provided by Amdocs. Any cleanup that happens outside of the cleanup rules will be performed/coordinated by the env owner.

Change debug mode in B/OSS Solution applications		Yes	Yes	Yes	Yes

Amdocs is accountable and responsible for the debug mode change process, tools and documentation in the B/OSS Solution environments. USCC is responsible for running the debug mode self-service tool as per request

Change operational mode (logical date/system date)		Yes	Yes	Yes	Yes

Amdocs is accountable and responsible for the operational mode change process, tools and documentation in the B/OSS Solution environments. USCC is responsible for running the operational mode self-service tool as per request

Change RIM to RIMLITE in Flat environments		Yes	Yes	Yes	Yes

Amdocs is accountable and responsible for the RIM-to-RIMLITE change process, tools and documentation in the B/OSS Solution environments. USCC is responsible for running the RIM-to-RIMLITE self-service tool as per request

B/OSS Solution Middleware components support		Yes	Yes	Yes		Amdocs is accountable and responsible for the Middleware stack support in the B/OSS Solution environments. USCC is responsible for providing the SSL Certificates needed to implement https support
Capacity Management for B/OSS Solution environments		Yes	Yes	Yes		Amdocs is accountable and responsible for the Capacity Management process, tools and documentation. USSC is responsible for implementing changes to the infrastructure
Maintain required B/OSS Solution licenses			Yes	Yes		Amdocs is accountable and responsible for providing and maintaining the necessary updated Amdocs applications licenses in the B/OSS Solution environments
Other emergency requests		Yes	Yes	Yes

It is the responsibility of both Amdocs and USCC to do their respective bests (inside of the agreed service scopes) to collaboratively support the efforts needed to meet the business requirements even in times of emergencies. Because it will not be possible to meet all previously planned deliverables when an emergency request arises, in the case of unplanned urgent requests to meet business goals, prioritization of conflicting tasks will be managed by the env owner (USCC) with input from Amdocs Infra.

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Task	USCC Accountable	USCC Responsible	Amdocs Accountable	Amdocs Responsible	Self-Help Tool	RASCI Details
Future self service Automation Tools		Yes	Yes	Yes	Yes

Amdocs is accountable and responsible for any future self service automation that will be developed for B/OSS Solution application. USCC is responsible for running these self-service tools, once accepted.

As additional self-service tools (not already marked as self-service in this table) are implemented and accepted by USCC, USCC will assume responsibility for the functions that the tool provides while Amdocs will continue to be accountable for that function.

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Middleware —Production and Non-Production

Category	Task	USCC Accountable	USCC Responsible	Amdocs Accountable	Amdocs Responsible	RASCI Details
Middleware Configuration and Integration	Install and configure Middleware Components (Oracle WebLogic, Apache Tomcat, Apache Web Server, Java JVM, Couchbase) as per B/OSS Solution system requirements and specifications	N	N	Y	Y

Amdocs is accountable and responsible for the following:

- Submit RC requests for file systems, users & groups, OS kernel parameter change etc.

- Install the products, configure the domains, configure resources (JDBC, JMS, Security etc.) and deploy the applications.

	Integrate B/OSS Solution MW Components with any internal or external interfaces as per system requirements and specifications. This includes opening FW, VIP requests as appropriate.	N	Y	Y	Y

Amdocs is accountable and responsible for submitting RC requests for firewall ports, load balancer VIP, IAM users and groups, create Certificate Signing Requests for SSL certificate etc.

USCC is responsible for implementing the RC requests on the systems under USCC administration (Firewalls, Load balancers, eDir, etc.)

	Implement SSL configuration in B/OSS Solution environments using certificates provided and managed by USCC	N	Y	Y	Y

Amdocs is responsible and accountable for requesting Certificate Signing from USCC for SSL certificates needed on the B/OSS Solution systems and installing them on the B/OSS Solution systems. USCC is responsible for managing the SSL certificates (including signing by Certificate Authority and monitoring expiration date and alerts) and providing them to Amdocs for the B/OSS Solution systems that require secure traffic

	Ensure Middleware configurations are consistent across all B/OSS Solution environments, accounting for the different size of the environments where appropriate.	N	N	Y	Y

Amdocs is accountable and responsible for the following:

- Ensure that the environments are configured consistently. The JVM options, environment variables, admin consoles, managed servers, admin scripts, resources consumed (JDBC, JMS, security etc.) should be consistent across all the environments. All cluster members in a cluster should be configured identically.

- Use data from performance testing to optimize production configuration

	Ensure Middleware configurations in the B/OSS Solution environments adhere to IS best practices and vendor recommendations	N	N	Y	Y	Amdocs is accountable and responsible for following standards and best practices to adhere to IS best practices and for working with the product vendors to implement industry best practices.

7

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Category	Task	USCC Accountable	USCC Responsible	Amdocs Accountable	Amdocs Responsible	RASCI Details
Middleware Support

Troubleshoot Middleware issues in the B/OSS Solution systems and provide resolution as per SLAs. Attend bridges as requested by Incident Management or Triage teams. Perform Root Cause Analysis for Middleware defects and provide and implement plans to avoid similar issues in the future.

		N	N	Y	Y

Amdocs is accountable and responsible for the following:

- Troubleshoot Middleware issues in the B/OSS Solution systems.

- Respond to incident management immediately and engage resources to investigate the issues and identify the root cause.

- Escalate and engage vendors if required.

- Follow changes management policies to apply changes as needed.

- Resolve issues to meet SLAs.

	Maintain Support Contracts with appropriate vendors for all Middleware Components used in the B/OSS Solution environments	Y	Y	N	Y

USCC is accountable and responsible for managing vendor support contracts for Middleware components used on the USCC B/OSS Solution systems which are owned and paid by USCC. Amdocs is responsible for the following:

- Keep track of support end-of-life and plan accordingly to request upgrade to the supported version of the product.

- Keep track of the system configuration to ensure license compliance of the products.

	Open, track, follow-up and escalate SR tickets with Middleware vendors until resolution	N	Y	Y	Y

Amdocs is accountable for the following:

- Work with the product vendors to learn and implement new features and best practices.

- Engage vendors as needed to address issues

- Open support ticket and escalate issues to get best support from vendors to resolve issues quickly.

USCC is responsible for providing Support IDs and access to the vendor support systems for the B/OSS Solution Middleware components to enable them to perform the above mentioned activities

USCC is also responsible for as needed assistance in vendor escalations

8

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Category	Task	USCC Accountable	USCC Responsible	Amdocs Accountable	Amdocs Responsible	RASCI Details
	Maintain all troubleshooting tools (such as debuggers, profilers, scripts etc.) used for Middleware support. This does not include tools part of OS installation.	N	N	Y	Y

Amdocs is accountable and responsible for the following:

- Maintain all troubleshooting tools (such as debuggers, profilers, scripts etc.) used for Middleware support.

- Open source tools and customs scripts can be used but make sure they are tested properly in non-prod environments.

- Do due diligence while using the tools and scripts so that there is no negative impact to the production environments.

Middleware Upgrade	Upgrade Middleware Components to the versions required by the B/OSS Solution system specifications	N	N	Y	Y	Amdocs is accountable and responsible for the upgrade of the Middleware components supported and certified for B/OSS Solution applications.
	Perform patching of the Middleware Components to keep systems stable and up to date from security standpoint	N	Y	Y	Y

Amdocs is accountable and responsible for the following:

- Install patches for bug fixes.

- Address security vulnerabilities reported by the IS Security.

- Work with IS security to run security scans after applying patches fix security issues.

USCC is responsible to provide the security vulnerability report for all Middleware components on the B/OSS Solution systems

	Maintain inventory of all Middleware Components in all B/OSS Solution environments along with version and patch level	N	N	Y	Y

Amdocs is accountable and responsible for the following:

- Prepare and maintain the inventory of all the Middleware components and their versions.

- Maintain inventory of all the hosts and their configurations.

Release Management/IS Projects	Implement any Middleware configuration items specified in the Technical Release Notes	N	N	Y	Y

Amdocs is accountable and responsible for the following:

- Attend release management meetings, gather requirements and implement changes in non-production and production environments per Release Management documents.

- Provide support for Testing Team for the releases.

	Support Release Cutover activities in B/OSS Solution Production	N	N	Y	Y	Amdocs is accountable and responsible for working on release cutover activities in production and for providing support to troubleshoot issues.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Category	Task	USCC Accountable	USCC Responsible	Amdocs Accountable	Amdocs Responsible	RASCI Details
	Support IS Projects for any Middleware tasks required in the B/OSS Solution environments	N	N	Y	Y	Amdocs is accountable and responsible for supporting IS Projects for any Middleware tasks required in the B/OSS Solution environments
New Middleware Components	Provide system requirement and specifications for any new Middleware Components introduced by future B/OSS Solution releases	N	N	Y	Y

Amdocs is accountable and responsible for the following:

- Provide system requirement and specifications for any new Middleware Components introduced by future B/OSS Solution releases.

- Work with USCC enterprise architecture team to review and get approval for the new Middleware components.

	Install, configure, integrate and support any new Middleware Components required by future B/OSS Solution releases	N	N	Y	Y

Amdocs is accountable and responsible for the following:

- Submit RC requests for file systems, users & groups, OS kernel parameter change etc.

- Install and configure the products to meet business requirements.

Middleware Log Management	Monitor the Middleware Components logs and perform archival and clean-up as per agreed retention policies	N	N	Y	Y	Amdocs is accountable and responsible for implementing log monitoring, log rotation, log retention and archival processes
Middleware Performance Tuning	Analyze B/OSS Solution Performance Testing results and recommend configurations settings to address any performance issues that cause the service to fail meeting the SLAs	N	N	Y	Y

Amdocs is accountable and responsible for the following:

- Work with the testing team to analyze the test results in the PTE environments.

- Investigate any performance related issues reported by the testing team and make necessary changes to ensure optimal performance

	Implement the tuning configurations in the Production Environment once they have been tested and confirmed successful in PTE	N	N	Y	Y

Amdocs is accountable and responsible for recording all the changes in PTE after completing the successful performance testing and for their implementation in production following proper change approval processes

Middleware Capacity Planning	Provide system and sizing specifications for the Middleware Components implemented in the B/OSS Solution environments	N	Y	Y	Y

Amdocs is accountable and responsible for the following:

- Work on the capacity planning.

- Estimate the expected peak load and configure the middleware instances with enough capacity to handle the traffic without any performance degradation.

USCC is responsible for providing estimates of expected user traffic on the B/OSS Solution systems based on Business Estimates

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Category	Task	USCC Accountable	USCC Responsible	Amdocs Accountable	Amdocs Responsible	RASCI Details
Middleware Security	Ensure the access to the administration interfaces of the Middleware Components is done through secure mechanisms. Individual access should be used (no generic administration accounts)	N	N	Y	Y

Amdocs is accountable and responsible for the following:

- Ensure the access to the administration interfaces of the Middleware Components is done through secure mechanisms.

- Use individual accounts instead of generic administration accounts.

- Maintain audit logs to track user activities.

	Support the implementation of secure mechanisms (such as use of SSL, network segmentation etc.) for the B/OSS Solution traffic through Middleware Components as per USCC/Regulatory requirements	N	Y	Y	Y

Amdocs is accountable and responsible for the following:

- Support the implementation of secure mechanisms on the B/OSS Solution systems (such as use of SSL, network segmentation etc.).

USCC is responsible for implementing the secure mechanisms on the USCC Infrastructure that need to support Amdocs in implementing the security configuration on the Middleware components. Examples: USCC will implement Firewall rules, network segmentation as required by regulatory standards, patch Operating Systems to latest secure version, provide SSL certificates etc.

	Support Security Pen tests when required and support the implementation of any required remediation items	N	Y	Y	Y

Amdocs is accountable and responsible for the following:

- Support Security Pen tests when required and support the implementation of any required remediation items.

- Address any security issues reported by IS security team. Work with the vendors to apply security patches.

USCC is responsible for performing Security Pen Testing on the B/OSS Solution systems and communicate any security issues to Amdocs for remediation

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 2

Non-Production Environments

Dev 31	SIT 11	SIT 17	E2E 1	EPC UTE 1	TRN 44
Dev 32	SIT 12	SIT 18	E2E 4	EPC UTE 2	TRN 45
Dev 33	SIT 13	SIT 19	PSS61	EPC UTE 3	TRN 46
Dev 34	SIT 14	PTE	PTE2	TRN 41
Dev 35	SIT 15	E2E 3	SUP1	TRN 42
Dev 36	SIT 16	PSS62	BV	TRN 43

The names of the environments listed above are subject to change by USCC upon notice to Amdocs. USCC may add, modify or delete environments subject to the Envelope Parameters (Exhibit C-3 to the MSSOW).

Appendix 2 (MSSOW)

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 3

Examples of Reports

Appendix 3 (MSSOW)

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 4

Infrastructure Environment Tasks

Task	Description	Lead Time	Input Required	Implementation Time	Assumptions/Requirements

Build push / Full environment refresh (Dev, SIT, TRN)	Upgrade a flat Non-Production Environment to a new build	[***]	Certified build version, upgrade schedule and approvals from the environment owners	[***]	• No more than [***] full environment upgrades in parallel or [***] total environment upgrades in parallel • To be automated and moved to the environment owners as part of Self-Service

Build push / Full environment refresh (PTE, E2E, BV)	Upgrade a clustered production like environment to a new build	[***]	Certified build version, upgrade schedule and approvals from the environment owners	[***]	• No more than [***] environment upgrades in parallel • To be automated and moved to the environment owners as part of Self-Service

Data refresh/DB extracts	Copy subset of production data to one of the non-production environment, such as copy Ban	[***]	Required population, source and target environment (DB) availability	[***]	• Source DB has to be in sync to maintain application data integrity • To be automated and moved to the environment owners as part of Self-Service

HF Push (non-prod)	Application of HF to non-production environments	[***]	A list of HF from Version Manager to be applied and target environment availability	[***]

•                  To be automated and moved to environment owner as part of self-service

•                  All Hot Fixes to be applied during planned maintenance windows (up to [***] maintenance windows during biz hours and [***] maintenance windows overnight)

HF Push (Prod)	Application of HF to production environments	[***]	HF should be tested in Non prod, CM approval required	[***]	• To be automated and moved to Amdocs Operations as part of self-service • All HF should be applied within the production MW • Extended MW might be required in some special cases.

Environment bounce (Non-Prod, FLAT)	Request to bounce a non-production environment	[***]	Approval from the environment owners	[***]	• To be automated and moved to the environment owner as part of self-service • There should be scheduled bounce for all environments

Environment bounce (Non-Prod, FULL)	Request to bounce a non-production environment	[***]	Approval from the environment owners	[***]	• To be automated and moved to the environment owner as part of self-service • There should be scheduled bounce for all environments

Appendix 4 (MSSOW)

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Task	Description	Lead Time	Input Required	Implementation Time	Assumptions/Requirements

Environment bounce/ Maintenance Windows	Request to bounce a production environment	[***]	Daily MW	[***]	• To be automated • Production should be moved to responsibility of operations and bounced from daily map • Dependent on other MW activities such as HF and Reference data refreshes

Production Incident support	Supporting production environment during Incidents	[***]	Incident management to open a P1 conference call	[***]	• Infra team will be joining P1 conference calls within [***] minutes to support production Incidents

New FLAT environment installation/cloning	Create new non production environment	[***]	Architecture requirements	[***]	• New environments would be required only upon business changes • All new requirements would require budget for the initial implementation and additional ongoing support effort

New FULL environment installation/cloning	Create new non production environment	[***]	Architecture requirements	[***]	• New environments would be required only upon business changes • All new requirements would require budget for the initial implementation and additional ongoing support effort

Non-prod Incident support and Incident Troubleshooting (Business Hours)	Supporting Non-Production Environments during all phases of release life cycle [***] and IST [***] in consideration of Champaign, IL and India hours	[***]	Support ticket to be opened for appropriate infra team	[***]	• Infra team will be providing support to Non-Production Environments based on open tickets and their priorities

Non-prod Incident support and Incident Troubleshooting (Non-business hours)	Supporting Non-Production Environments during all phases of release life cycle outside of business hours, unless agreed upon in advance with [***] days’ notice.	[***]	Support ticket to be opened for appropriate infra team	[***]	• Infra team will be providing support to Non-Production Environments based on open tickets and their priorities

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Task	Description	Lead Time	Input Required	Implementation Time	Assumptions/Requirements

Non-prod miscellaneous technical tasks

•                  Support OS/DB patching activities

•                  Partial bounce of the environment (specific components) as per Testing request

•                  Change specific operational mode (such as from logical date to system date)

•                  Change debug level or turn it on/off

•                  Logs clean-up

•                  Change environment configuration from RIM to RIM LITE

•                  Respond to any environment monitoring alert by taking remediation actions

•                  Other ad-hoc requests (to be identified and documented)

		[***] [***]	Support ticket to be opened for appropriate infra team	[***]	• Infra team will be providing support to Non-Production Environments based on open tickets and their priorities

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 5

Operational Processes

1.                                      Operational Processes

The parties acknowledge that (a) the Operational Processes set forth in this Section are subject to change, and (b) other processes may be added to and/or removed from this Appendix 5 to the MSSOW.

1.1.                           Billing

1.2.                           A/R Payment files

1.3.                           Billing Rerun

1.4.                           EOD Process

1.5.                           Usage Processing

1.6.                           Hot Fix Process

1.7.                           Change Control Process

1.8.                           RFC Change Control Process

1.9.                           Defect Process

1.10.                    EOM Process

1.11.                    Monitoring Process Critical

1.12.                    Sev 3-5 Ticket Flow

1.13.                    Sev 1 Sev 2 Flow

1.14.                    Severity Dispute Process (subject to completion of the actions identified in the table in Section 2.4 of this Appendix 5)

1.15.                    Ticket Escalation Process (subject to completion of the actions identified in the table in Section 2.4 of this Appendix 5)

1.16.                    Root Cause Analysis Process

1.17.                    MOA Incident Handling Basic Process (subject to completion of the actions identified in the table in Section 2.4 of this Appendix 5)

1.18.                    Stuck Order Process (subject to completion of the actions identified in the table in Section 2.4 of this Appendix 5)

1.19.                    Tax File Update Process

1.20.                    Script approval process

Appendix 5 (MSSOW)

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1.21.                    A/R Charge/Credit Tool Process

1.22.                    Prepaid Process

1.23.                    Outcollect Process

2.                                      WIP OPs

2.1.                           The WIP OPs and the agreed-upon plan (the “AUP”) described in the Tops Transformation Process Flow Plan are tasks that require the actions identified in the table in Section 2.4 of this Appendix 5 to be completed by the due dates listed therein.

2.2.                           The following processes are the WIP OPs:

(a)                                 Severity Dispute,

(b)                                 Ticket Escalation Flow,

(c)                                  MOA Incident Handling Basic Process, and

(d)                                 Stuck Order Process.

2.3.                            The parties shall complete the actions within each task in the table in Section 2.4 of this Appendix 5 in the order specified.  When all actions related to a task are complete, the related task will be deemed finalized and the related process will be deemed approved as an Operational Process.

2.4.                           Tasks and actions to be performed to complete the WIP OPs are as follows:

		Responsible Party		Due
Task	Action	Amdocs	USCC	Date
1. USCC Process and Control owners to identify required changes to process flows — including Severity Dispute, Ticket Escalation Flow, MOA Incident Handling Basic Process, Stuck Order Process			USCC Process and Control Owners	[***]
	(a) Provide to Amdocs the changes to the process flow documents required by the USCC Process and Control Owners		[***]	[***]
	(b) Clarify and agree with USCC Process and Control Owners upon the implementation of required changes to process flows	[***]	[***], USSC Process and Control Owners	[***]
	(c) Update process flow documents based upon review by and response from USCC Process and Control Owners	[***]		[***]

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

		Responsible Party		Due
Task	Action	Amdocs	USCC	Date

(d)         Review updated process flows.  If an updated process flow is approved by USCC, USCC will notify Amdocs, and Amdocs will send the updated process flow to the central repository.  If a process flow is not approved by USCC, USCC will provide to Amdocs the required changes to the process flow documents and recommence Action 1(b) in this table and will have [***] days per action to complete each such action and obtain USCC’s final approval.

		Amdocs	USCC Process and Control Owners	[***]

2.              During the period commencing 11/17/2014 and ending on 12/31/2014, USCC and Amdocs resources will work together to provide supporting information and test the controls documented in the AUP as well as nine key automated controls

		[***]	[***]	[***]
	(a) Amdocs resources to provide sufficient information and evidence requested from USCC to support testing of the [***] controls documented in the AUP attached hereto as Exhibit 5A to this Appendix 5.	[***]		[***]
	(b) Amdocs resources to provide testing approach support and USCC requested information for testing nine key automated controls set forth in the Table in Section 2.5 of this Appendix 5.	[***]	[***]	[***]

(c)          Amdocs to provide last modified date for code related to [***] additional automated controls set forth in the table in Section 2.6 of this Appendix 5 and [***] key reports set forth in Section 2.7 of this Appendix 5.

		[***]		[***]

2.5.                            Key Automated Controls:

Seq.	Control #	Revised Control Activities
1	MEO.12001

As funds are replenished For pre-paid customers, unearned revenue will be automatically posted.  As usage is processed through Turbocharging, the charges are automatically processed against the customer’s balance resulting in a reduction to the unearned revenue and an increase to earned revenue via JGL.

2	MEO.12002	ETF charges are assigned a unique G/L account which is appropriately tagged within G/L Configurator to recognize revenue on a cash basis

3	CCS.1009	Turbo Charging decrements unit balances for individual prepaid customers based on usage data from the Rating Logic Configurator (RLC).

4	BDA.4001

Error handling processes from the A&F and TurboCharging (guiding and rating) are configured appropriately to automatically reject records and flag errors for further investigation and resolution. This includes appropriate error descriptor added to the Event Detailed Records (EDRs).  Rejected records are sent to AEM (Amdocs Error Manager) where they are automatically resolved based on a set of defined business rules.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Seq.	Control #	Revised Control Activities
5	CP.1003	When a pre-paid customer makes a payment, RPL increments dollar and unit balances by referencing the EPC rate tables.

6	CP.1001	When crediting an account (charge/event level credit) based on customer request, the Credit Handling API will ensure the proper amount of credit (charge and applicable taxes) is applied.

7	CP.2002

Payment receipt file (Lockbox payment file, payments from third party payment file, agent cash payments file, and CER payments file) level validations (File/Batch Accumulation trailer totals) are performed from the AC1_CONTROL table to help ensure complete and accurate payment processing.

8	CP.2003	The AC1_CONTROL TABLE prevents duplicate payments during the rerun of input files during the error management posting process.

9	CP.2007	Errors or exceptions in the payment validation (AR1PYMRCT) and payment posting (AR1PYMPST) are automatically flagged for resolution.

2.6.                           Additional Automated Controls:

Seq.	Control #	Revised Control Activities
1	COP.1007

The primary usage address requires validation within the footprint via BPT. For postpaid customers, actual address is used. For prepaid customers the USC store address or agent location nearest customer zip is automatically used. Addresses falling outside the system are automatically erred from being accepted.

2	CHQ.1013	Adjustment codes and dollar limits are tied to TOPS profiles. Associates are given access to through a profile that is created based on job function.

3	CP.2004

As batch payments are received for closed/written off accounts, the status is automatically adjusted as the payment in applied. If a balance still remains following the payment, the account status automatically reverts back to “written off” and the remaining balance is written off

4	CDNP.1007

A credit class is required prior to activation to help ensure credit classifications are assigned timely. Note: the engagement team considers this to be an operational control. Further, the allowance control (USC01.346) will detect any material errors in the valuation of customer accounts receivable & bad debt.

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Seq.	Control #	Revised Control Activities
5	CCS.1017	The APRM Module in Amdocs is configured to perform roaming guiding activity. This will automatically calculate the appropriate incollect and outcollect records for each month

6	CCS.1025

The APRM Module in Amdocs in configured to perform roaming rating activity. This will automatically calculate the appropriate distribution across each market for intra roaming purposes and necessary accruals necessary due to the settlement period mid-month for incollect and outcollect

2.7.                           Key Reports:

PwC Ref #	Report Name	Business Unit	Business Process

1	Aged Trial Balance Activities Report	USC	Revenue & Receivables

5	QA Summary Report	USC	Accounts Receivable - Customers

6	A&F Daily Production Report	USC	Accounts Receivable - Customers

7	Run Verification Report	USC	Accounts Receivable — Customers

8	AMDD Print Bill Report	USC	Accounts Receivable — Customers

9	Suppressed Bill AFP Control File	USC	Accounts Receivable — Customers

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

PwC Ref #	Report Name	Business Unit	Business Process

16	Aged AR Customer Balance Report (Output of control CDNP.1006)	USC	Revenue & Receivables

6

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT 5-A

AUP

#	IT General Control	AUP Procedure Description
1.1

Application development/maintenance and program migration activities are performed following a standardized process requiring approval. The change is tracked and documented throughout the development lifecycle.

Select a sample of [***] TOPS application changes that were implemented, confirm the changes were authorized, tested, reviewed by the CAB, approved and documented in accordance with the system development methodology.

Select a sample of [***] TOPS hot fixes and confirm each fix was included in the subsequent version release.

1.2	Application changes are tested in a non-production environment prior to migration to the production environment.
1.3	Changes require the approval of a Change Control Manager prior to being implemented in production.
1.6	CAB meetings are held to discuss and approve changes to be implemented into Production.
1.4	Amdocs uses Code Configuration tool (i.e. perforce) to determine that version control is maintained.	Observe the processing and inspect supporting documentation relating to the use of Perforce to determine the system prevents concurrent update to a single program by multiple programmers.
1.5	Maintenance changes to the database are identified, documented, tested, and approved prior to implementation in production.	Select an application database maintenance change, confirm the change was authorized, tested, approved and documented in accordance with the system development methodology.
1.7	Access to migrate TOPS changes to production is limited to authorized users based on their job function.

Obtain a system generated listing of individuals with access to the hot fix tool, and confirm it is limited to the Amdocs Infrastructure Production team, and that these users do not also have development access to application source code.

1.8	Segregation of duties exists between Developers and IT personnel authorized to implement changes into production.
2.1	Job scheduling is accomplished using the AMC Maestro application. Access to change predetermined job schedules and add new jobs to the schedule is restricted to the Infrastructure group.	Obtain a system generated listing of individuals with access to modify the job schedule, confirm it is limited to the Amdocs Infrastructure Production team.
2.2

Job statuses are recorded by the system in an SLA database. The Scheduling group documents processing irregularities in UTS and notifies the necessary departments of the incident. Once resolved, the corrective actions performed are documented within UTS. Operations management reviews incident reports from UTS daily to determine timely resolution.

Select a sample of [***] failed SLA database jobs and confirm an incident ticket was opened in UTS, and the issue was tracked to resolution.

For a sample of days confirm Operations Management reviewed the daily incident reports to assess timely resolution of noted issues.

Exhibit 5-A to Appendix 5 (MSSOW)

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	IT General Control	AUP Procedure Description
3.1

The user organization transmits all data to a TOPS server. The Operations group monitors files coming into TOPS to determine that files are properly received and are transferred to the appropriate directories. During the transfer process, the files are logged in the audit and control table.

Observe the procedures in place for monitoring of files coming into the TOPS application to confirm files are received and transferred to intended directories.

Select [***] incoming data files and confirm the file was logged in the audit and control table.

3.2	If errors occur in the process, an alert is sent to the Operations group. If errors are not resolved in a timely manner, shift management is notified.	Observe the processing and inspect supporting documentation relating to the process used to notify the Operations group of errors in the FTP.
3.3

Upon loading the incoming usage files, the system performs checks on files received to determine that the files are complete and accurate. Record-level edits and duplicate record checks are also performed to determine that only valid records are processed.

Observe the processing and inspect supporting documentation relating to the file and record-level edits and duplicate record checks performed on incoming files received to determine that only valid records are processed.

Select [***] EDR’s that is over [***] days old and determine that the EDR’s were not processed for billing.

Select [***] EDR’s and inspect supporting documentation to determine that the EDR’s could not be applied to the subscriber account more than once.

3.4	Upon receipt of AR payment and back-out batch files, the load program performs record-level edits to determine that only valid records are processed.

Select [***] AR payment files and inspect supporting documentation to determine that the files could not be processed if out of sequential order.

Select [***] AR payment files and inspect supporting documentation to determine that the files could not be processed if the format was invalid.

Select [***] back-out files and inspect supporting documentation to determine that the files could not be processed if out of sequential order.

Select [***] back-out files and inspect supporting documentation to determine that the files could not be processed if the format was invalid.

Select [***] back-out file and inspect supporting documentation to determine that the files could not be processed if the file was over [***] days old.

3.5

AR and payment files are received from the user organization and processed in sequential order to determine that the files are received and the files are processed in the correct order. If the file is out of sequence or the file is not processed, the user organization is notified of the problem by the AR analyst.

Select a sample of [***] days and obtain evidence of the daily balancing procedures performed by the AR Analyst to determine if any discrepancies existed, and noted discrepancies were communicated to the user organization.

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	IT General Control	AUP Procedure Description
3.6

If the system identifies errors with a file or with individual records, the file/records are automatically sent to the AEM for review. Errors are reviewed by the user organization and PSG Usage Audit and are either corrected and reprocessed or written off.

Select a sample of [***] days and obtain evidence of the PSG Usage Audit performed to review errors identified in the AEM tool. Determined that noted errors were tracked to resolution.
4.1

An AR analyst performs a [***] comparison of the AR payment or back-out files received in the lockbox to the files posted to the general ledger table to determine that the files were posted accurately.

Select a sample of [***] days and obtain evidence of the AR Analyst’s daily comparison performed to determine that the AR payment or back-out files received in the lockbox were posted accurately to the general ledger table.

4.2

Processed events are balanced by PSG Usage Audit daily to determine that all events received by Amdocs are (1) delivered to the user organization or (2) accounted for within the error log. Variances greater than X are escalated to Service Development OGS for investigation.

Select a sample of [***] days and obtain evidence showing completion of the PSG Usage Audit and daily balancing procedures.
4.3

Outcollect records are processed to convert them to CIBER format and bundle the records into files by roaming partner. The outcollect files are then sent to the user organization for billing by its roaming partner in a timely manner.

Select a sample of [***] days and determine that the outcollect verification process was performed and outcollect records were sent to the user organization in a timely manner.
5.1	The Operations group monitors files leaving TOPS to determine that files are appropriately transmitted and received by the intended party.

Observe the processing and inspect supporting documentation relating to the process used by the Operations group to monitor and determine that files are appropriately transmitted to and received by the intended party.

5.2	If errors occur in the transfer, an alert is sent to the Operations group. If errors are not resolved in a timely manner, shift management is notified.	Observe the processing and inspect supporting documentation relating to the process used to notify Operations group and shift management of errors in the FTP.
6.1

Changes to the third-party software are performed following a standardized process requiring active management involvement and approval. All tax software changes are authorized by director(s) and tested by Configuration Management prior to implementation.

Observe the processing and inspect supporting documentation relating to the process used by the group to determine that third-party tax software files are appropriately tested and approved by the user organization prior to implementation in production.

6.2

Changes to the database scripts are performed following a standardized process requiring active management involvement and approval. All changes are authorized by director(s) and tested by Configuration Management prior to implementation.

Obtain a system generated listing of individuals with access to the Script Runner tool, confirm it is limited to authorized Amdocs users.

Select a sample of [***] scripts that were run and confirm the changes were authorized, tested, reviewed, approved and documented in accordance with the system development methodology.

6.3

AR Analysts perform daily balancing procedures to determine that the Aged Trial Balance, Proof and Balance tables, BAN journal, and GL reconcile. Any discrepancies are noted in a UTS ticket and summarized in an email to the user organization.

Select a sample of [***] days and obtain evidence of the daily balancing procedures performed by the AR Analyst to determine if any discrepancies existed, and noted discrepancies were communicated to the user organization.

7.1

For each billing cycle, PSG T2.5 Revenue Audit performs bill validations to determine that the non-usage, revenue and billing reports in TOPS are complete and accurate by validating that the monthly recurring charges, one-time charges, adjustments, and BAN and subscriber counts reconcile.

Select a sample of [***] billing cycles and obtain evidence of the billing cycle checklist completed during the PSG T2.5 Revenue Audit to confirm billing-critical items were completed in a timely manner.

3

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	IT General Control	AUP Procedure Description
7.3	As part of the billing procedures performed by PSG T2.5 Revenue Audit, a review is performed to determine that billing reports are appropriately sent to the user organization.

Select a sample of [***] billing cycles and obtain evidence of the cycle approval notifications, indicating completion of the analysis and approval of the cycle for invoice printing and mailing by the user organization.

7.2

For each billing cycle, PSG T2.5 Revenue Audit performs QA procedures to determine a sample of invoices have complete and accurate layouts, account-level totals, monthly recurring charges, phone numbers and taxes.

Select a sample of [***] billing cycles and obtain evidence of the invoice review checklists (i.e., QA packets) completed during the PSG T2.5 Revenue Audit to confirm a sample of invoices for completeness and accuracy.

7.4	PSG T2.5 Revenue Audit compares the total billing cycle’s number of accounts, charges, and revenue to prior months for unusual fluctuations.	Select a sample of [***] billing cycles and obtain evidence of the trending analysis performed to determine that unusual fluctuations were identified and investigated.
7.5	The BL1_INVOICE table reconciles with the AR1_INVOICE table.	Confirm that the BL1_INVOICE table reconciles with the AR1_INVOICE table.
7.6

Billing Scheduling uses the usage tables to determine the billing files received are processed in a timely manner. Processing problems identified are communicated to the T2.5 Production Support group for investigation and are documented in UTS.

Select a sample of [***] billing cycles and obtain UTS case files to determine that procedures were completed to resolve any cycle errors.
7.7

For each billing cycle, PSG T2.5 Revenue Audit reviews the reseller invoices to determine that they are complete and accurate. The procedures are documented on a Wholesale billing cycle checklist and include validating that invoice data against the Bill Tape reports to help ensure the amounts reconcile.

For a sample of billing cycles, inspected the Wholesale Billing Checklist and determined that the Analyst reconciled the invoice data against the Bill Tape reports to verify completeness of data. Determined that noted discrepancies were tracked to resolution.

4

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 6

Scope of Nightly Sanity Testing

Details of sanity testing activities for each of the B/OSS Solution applications include the following:

1.                                      CIM:

1.1                               Log into application and validate an address

1.2                               Verify successfully swapping a customer’s device using a postpaid account

1.3                               Verify successfully changing a customer’s phone number using a postpaid account

1.4                               Verify successfully adding device financing using a postpaid account

1.5                               Purchase an accessory

1.6                               Verify successfully swapping a customer’s device using a prepaid account

2.                                      RIM:

2.1                               Log into the application

2.2                               Perform a successful prepaid replenishment payment to restore service

2.3                               Perform a successful prepaid and postpaid payment and verify an accurate receipt, including the correct customer message on the receipt

2.4                               Verify successfully swapping a customer’s device using a prepaid account

2.5                               Successfully activate a prepaid and a postpaid new subscription and print to verify customer agreement

3.                                      RIM LITE:

Log into the application and verify successfully swapping a customer’s device

4.                                      MicroTelecom:

4.1                               Log into the application and open a drawer

4.2                               Review receipts from RIM payments once the RIM sanity activities complete, and close the opened drawer

5.                                      MCSS:

5.1                               Log into MCSS website

5.2                               Validate the Captcha functionality and a new prepaid device for activation

Appendix 6 (MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6.                                      Prepaid:

6.1                               Log into Prepaid website

6.2                               Validate the Captcha functionality and a new prepaid device for activation

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 7

Change Impact Analysis Requirements

Details of impact analysis for each Change Record to be reviewed during the CAB meetings include but are not limited to the following:

1.                                      Issue description (why do we need to make the change?)

2.                                      Quantification of Issue and expected improvement after correction

(a)                                 Error rate impact

(b)                                 Response time impact

(c)                                  Other impact

3.                                      Fix description

4.                                      Impacted processes

5.                                      Impacted components

6.                                      Impacted interfaces

7.                                      Impact to configuration settings

8.                                      Impact to security

9.                                      Complexity/risk of fix (High/Medium/Low and justification of rating)

10.                               Tested scenarios and results

11.                               Recommended to be implemented with a release or stand-alone?

12.                               Recommended to be implemented in a phased deployment?

13.                               Detailed back out plan

14.                               Duration of back out

Appendix 7 (MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 8

Monitoring

1.              Table 1 below indicates the Monitoring Functions (as defined by Table 2 herein) that Provider will be responsible to monitor for each of the applications, Systems and environments.

2.              The metrics to be monitored and corresponding thresholds for each such metric shall be agreed upon by the parties and may be revised from time to time by agreement between Provider and USCC.

Table 1

Level 1- Foundation
Level 2- Performance
Level 3- Proactive Operations
Monitoring Levels									Level 4- Business
Application / System / Environment	System	Error handling	Availability & Connectivity	Database	Middleware	Batch Jobs / Daemons	Application Queues	iTrend	Volumetric	End User Experience	SLA
OMS in Production Environment	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
CRM in Production Environment	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
ABP in Production Environment	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
TC in Production Environment	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	n/a	n/a
RIM in Production Environment	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
MCSS in Production Environment	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
APRM in Production Environment	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

Appendix 8 (MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Level 1- Foundation
Level 2- Performance
Level 3- Proactive Operations
Monitoring Levels									Level 4- Business
Application / System / Environment	System	Error handling	Availability & Connectivity	Database	Middleware	Batch Jobs / Daemons	Application Queues	iTrend	Volumetric	End User Experience	SLA
AEM/ARCM in Production Environment	Yes	Yes	Yes	Yes	n/a	Yes	Yes	Yes	Yes	n/a	No
MicroTelcom in Production Environment	Yes	Yes	Yes	Yes	n/a	Yes	Yes	Yes	Yes	Yes	Yes
EOD/A/R in Production Environment	Yes	Yes	Yes	n/a	n/a	Yes	Yes	No	n/a	n/a	n/a
Invoicing (billing) in Production Environment	Yes	Yes	Yes	n/a	Yes	Yes	Yes	No	n/a	n/a	n/a
TRB in Production Environment	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	n/a	Yes
Enterprise Service Bus (ESB) in Production Environment	No	No	No	No	No	No	No	No	No	No	No
3rd Party Systems in Production Environment and Non-Production Environments	No	No	No	No	No	No	No	No	No	No	No
Training Environments (Non-Production Environment)	No	No	Yes	Yes	Yes	Yes	No	No	No	Yes	No
Performance Testing Environment (PTE) (Non-Production Environment)	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
Other Non-Production Environments	No	No	Yes	No	Yes*	Yes*	No	No	No	No	No

* Provider will provide basic up/down monitoring in such Non-Production Environments inclusive of Weblogic, daemons and critical batch processes

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 2

Monitoring Function	Description
System

Monitoring of CPU/Memory/SWAP/IO, file system and SNMP trap processing from Non-Amdocs system. System monitoring does not include storage, network and other layers below the operating system that are not visible from the agents running on the servers.

Error Handling	Monitoring of all known warning or fatal application and/or third party error code, monitored in the application and the middleware log files.
Availability & Connectivity	Monitoring if a process or an application is started and running as expected, includes ping, port check and URL check for specific interfaces and/or servers
Database	Monitoring table space, availability and application performance per the access available. Database monitoring does not include monitoring of the physical level of the database.
Middleware	Monitoring of metrics to examine health and performance of application Weblogic and web server instances
Batch Jobs / Daemons	Monitoring the status of all batch jobs and daemon processes in the System, including up/down, success/failure and current run time.
Application Queues	Monitoring application queries, providing metrics on application queue length, lag, volume, throughput and status.
iTrend	Providing historical reporting and real-time trending view for all error and warning messages in predefined System and Application logs
Volumetric

Providing historical volume statistics to trend real time and detect abnormal events (in terms of volumes, success rates and throughputs) on predefined transactions such as activation, payments, recharges and disconnects.

End User	Monitoring end user experience round trip performance and availability using synthetic scripts, running

3

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Experience	against live production online systems to simulate end user execution flow with simulated users

SLA	Collecting latency data for online transactions for the measurement of the Atomic API Response Time Service Level set forth in Exhibit B-1 to Annex B of this MSSOW.

4

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 9

Tools (Including Self-Service Tools)

No.	Tool	Description of the tool	Operated by	Timing	Hosted in	USCC Can Access during Engagement	Category	Related SLA category	Comments
1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
14	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
15	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
16	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
17	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
18	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
19	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
22	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
23	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
24	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
25	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
26	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
27	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
28	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
29	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
30	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
32	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
33	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
34	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
35	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
36	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
37	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
38	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
39	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
40	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
41	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
42	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
43	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
44	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
45	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
46	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
47	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
48	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
49	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
50	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
51	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
52	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
53	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
54	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
55	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
56	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Appendix 9 (MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 10

Get Well Plan

As part of the Get-Well Plan in this Appendix 10 to the MSSOW, the performance of which is subject to Section 1.4 of the MSSOW, Amdocs shall deploy in accordance with this Get-Well Plan the enhancements and Defect corrections to the B/OSS Solution.

Enhancements

Title	Get- well Plan	Task Status	Target release(1)	Certification need by Testing team
Enhancement 118 - Defect ID - 53204	[***]	Completed	R4	Y
Enhancement 503 - Defect 64082	[***]	Completed	R3.1	Y
Enhancement 130	[***]	Completed	R3.1	Y
Enhancement 84a	[***]	Not Started	R6	Y
Enhancement 106	[***]	In Progress	R4.1	N
Enhancement 107	[***]	In Progress	R4.1	N
Enhancement 115	[***]	Completed	R2.1 HF	Y
Enhancement 117a	[***]	Completed	R2.1 HF	Y
Enhancement 118	[***]	In Progress	R4.1	N
Enhancement 153	[***]	Completed	R4	N
Enhancement 156	[***]	In Progress	R4	N
Enhancement 87	[***]	Completed	R3.1	N
Enhancement 92	[***]	In Progress	R4	N
Enhancement 94 - Tracked under Defects 62538 (Open) & 57590 (Fixed)	[***]	Completed	R4	N
Enhancement 98	[***]	Completed	R4	N
Enhancement 99	[***]	In Progress	R4	N
Enhancement 123.1	[***]	Completed	R4	N
Enhancement 133	[***]	Completed	N/A	N
CR 1236 - Eliminate FA/BA -	[***]	In Progress	R4.1	Y
Enhancement 500	[***]	In Progress	R4	N
Enhancement 501	[***]	Deferred	Open - not yet targeted for a release - New/Standalone - Pending confirmation for R5	Y
Enhancement 504	[***]	Submitted	Open - not yet targeted for a release - New/Standalone - Pending confirmation for R5	Y
Enhancement 123	[***]	Not Started	R6	Y
Enhancement 507 (to consolidate with 513)	[***]	Ready for Test	Open - not yet targeted for a release - New/Standalone - Pending confirmation for R4.1	Y
Enhancement 508	[***]	In Progress	R5	Y
Enhancement 510	[***]	Closed	Prior to R4	Y
Enhancement 511	[***]	Completed	R3	Y
Enhancement 512	[***]	Completed	R3	Y
Enhancement 513 (to consolidate with 505)	[***]	In Progress	R5	Y
IR0052	[***]	Completed	R3	Y
IR0053	[***]	Deferred	R6	Y

(1)  Any cell in the column marked as “open” need to be go through the Release Change Request Process for a closed Release or be targeted to an open Release

Appendix 10 (MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Title	Get- well Plan	Task Status	Target release(1)	Certification need by Testing team
TC Monitoring	[***]	Completed	R4	N
Enhancement 168 - Part 1	[***]	In Progress	R4	Y
Enhancement 168.1	[***]	In Progress	Open - not yet targeted for a release	Y
UTS 150	[***]	Completed	R3.1	N
Enhancement X	[***]	Not Started	TBD - waiting USCC CR
Enhancement 168 - Part 2	[***]	In Progress	Open - not yet targeted for a release - New/Standalone - Pending confirmation for R4.1	Y
Enhancement 131	[***]	Ready for Test	R4	N
Enhancement 104	[***]	In Progress	Subject to Change Management Process	N
Enhancement 117	[***]	In Progress	R4	N
Enhancement 118a	[***]	In Progress	R4	N
Enhancement 119	[***]	In Progress	R4	N
Enhancement 155	[***]	In Progress	R4	N
Enhancement 88	[***]	In Progress	R4	N
Enhancement 1212	[***]	In Progress	Open - not yet targeted to a release - pending USCC review	Yes
Enhancement 152	[***]	In Progress	R4	N
Enhancement 154	[***]	Completed	R4	N
Enhancement 136	[***]	In Progress	R4	N
Enhancement 505	[***]	In Progress	R4.1	Y

Defects

Defect ID	Summary
[***]	[***]
[***]	[***]t
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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[***]	[***]
[***]	[***]

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ANNEX A

Transition Services

1.1                               The Transition Services shall be provided in accordance with Schedule A to the MSOWMS.

1.2                               With respect to Section 5.4 in Schedule A to the MSOWMS, the parties’ execution of this MSSOW shall be deemed to reflect the delivery by USCC of an Assumption Directive and a Satisfied Notice thereunder with respect to the Transition Services under this MSSOW.

Annex A (MSSOW)

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Exhibit A-1

Transition Plan

1.                                      Overview

The purpose of this document is to outline a Transition Plan guiding Amdocs and USCC through the Transition Period. A detailed Transition Plan will describe the activities to take place during the Transition Period and address key matters to be covered during the Transition Period. This is in order to provide service with minimal disruption to daily business activities (i.e., “business as usual”, or, BAU).

1.1.          High Level Timeline

The timeline of the transition process will be defined [***]. The due date for the [***].

[***] terms between each of the parties. It should also be noted that there are some activities and various

[***Picture Removed***]

stages of the project which may occur in parallel

2.                                      Critical time lines

2.1.                            Time Line Summary

Amdocs recognizes the importance of a timely transition. As Amdocs and USCC already have a long-established working relationship supporting Business Operations, Amdocs plans to provide a stable transition plan showing reduced timeframes in as little as [***] weeks. This strategic offering will allow USCC to remain focused on its business goals while Amdocs supports the Business Operations. The timeline is based on USCC’s official approval and due diligence to start approximately [***] after approval. [***]

[***Picture Removed***]

2.2.                            Individual Timelines

The following in-scope applications will transfer Business Operational Support in the following manner:

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[***Picture Removed***]

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Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.3.                            Detailed Transition Plan

A sample Detailed Transition Plan is included in the project plan, with all activities and due dates identified.

2.3.1.                  General Milestones (Actual dates in Exhibit A-2 to the MSSOW)

MILESTONE	[***]
Firewall Access requirements for Monitoring & UTS Access	[***]

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MILESTONE	[***]
Integration of Remedy to UTS	[***]
Identify necessary onsite seating for initial KT and transition	[***]
USCC Communication plan to employees	[***]
New SLA agreement to start one month after Amdocs has been fully operating in managed services	[***]

2.3.2.                                     Overall Milestones

MILESTONE	EXPECTED COMPLETION AFTER START DATE
Key Resource Access to necessary USCC on-line systems and tools	[***]
Due Diligence Review of each area in scope	[***]
USCC Business Process review (Amdocs review of the current USCC business processes as part of the Due Diligence process)	[***]
Start of Shadow from USCC To Amdocs	[***]
Complete Shadow from USCC To Amdocs	[***]
Cross-team integration with USCC as the Primary	[***]
Additional Amdocs Resource Access to necessary USCC on-line system and tools	[***]
Confirmation Amdocs Take Primary in cross-integrations	[***]

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MILESTONE	EXPECTED COMPLETION AFTER START DATE
KT to USCC Parties on business process changes (Tier 1, Third Party Vendors, etc.)	[***]
Start Generation of necessary reporting in respected areas	[***]
Full Transition to Amdocs	[***]
Final Business Process Review with impacted teams on issues and process changes	[***]

3.                                      Transition Plan

TASK	ACTIVITIES	USCC REQUIREMENTS
Detailed Transition Planning

1.              Establish the Joint Transition Team

2.              Prepare High-Level Transition Plan

3.              Prepare Transition Risk Management Plan

4.              Define team organizational structure (Amdocs and USCC working processes and personnel assignments

5.              Prepare detailed Transition Plans for each Area:

a.              HR Knowledge Transfer

b.              Hardware and Software

c.               In-flight projects (ending after Service Commencement)

d.              Facilities

e.               PMO (budget, travel, risk management)

f.                Finance (accounting aspects, SLA aspects, Legal aspects, etc.)

1. Participate in joint sessions 2. Support personnel assignments 3. Provide information 4. Approve plans 5. Provide resources projection for sustained services 6. Nominate focal point for each area
Acceptance Planning	1. Define acceptance process 2. Define KPIs, measurement and reporting methods 3. Define acceptance criteria 4. Define corrective measures	1. Jointly define process 2. Approve acceptance plan
Review and Approval	1. Ongoing review of deliverables 2. Provide feedback	1. Participate in joint sessions 2. Provide feedback 3. Ongoing approval of

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TASK	ACTIVITIES	USCC REQUIREMENTS
	3. Obtain approval	deliverables
Facility Setup for Knowledge Transfer	1. Allocate: a. Working space b. Telephony & connectivity c. Furniture & desktops d. H/W & S/W 2. Make security arrangements 3. Reflect the project in the Amdocs Business Continuity Plan	1. Allocate working space and equipment for the on-site team 2. Provide access to relevant systems
In-scope Non-Amdocs systems: Onsite/ Off-Shore Training (parallel activities)	1. Execute Knowledge Acquisition from for in-scope applications, processes and tools 2. Completion of off-shore training by Amdocs trainers	1. Provide SME’s for each main topic 2. Provide existing documentation 3. Assure cooperation from external vendors 4. Allocate a training environment if needed
In-scope Non-Amdocs systems: Shadow	1. Perform assigned tasks 2. Provide secondary support 3. Report agreed upon KPIs 4. Evaluate performance against agreed targets 5. Provide corrective measures as needed	1. Allocate up to [***]% from actual work 2. Provide representative sample from ticket history 3. Assess Amdocs performance
In-scope Non-Amdocs systems: Reverse Shadow	1. Perform assigned tasks 2. Report agreed upon KPIs 3. Gradually provide primary support 4. Evaluate performance against agreed upon targets 5. Provide corrective measures as needed	1. Allocate up to [***]% from actual work 2. Provide secondary support 3. Assess Amdocs performance
Transition Evaluation	1. Evaluate performance based on agreed upon acceptance criteria 2. Provide corrective measures as needed 3. Go/No Go decision	1. Jointly execute acceptance plan
Service Delivery	1. Fully perform in-scope services 2. Report agreed upon SLAs / KPI 3. Evaluate performance against agreed upon targets 4. Provide corrective measures as needed 5. Final acceptance by USCC	1. Assess Amdocs performance 2. Jointly execute final acceptance plan

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4.                                      TRANSITION Plan components

The operational transition process is described at a high level in the schematic below. The due date for each phase will be decided according to Amdocs and USCC agreed-upon milestones.

4.1.                            Joint Commitments

Both Amdocs and USCC will collaborate to conduct all required activities as specified in the detailed plan during the transition period.

Both Amdocs and USCC agree to mitigate risks associated with employee attrition, non-stabilized systems, and any old systems or operational processes with no direct resources or documentation, by conducting a targeted knowledge transfer program in the critical or at-risk applications and process area.

USCC agrees to provide Amdocs with the all facilities and equipment required to provide the onsite in-scope Services required until the transitional period has successfully completed.

Amdocs will assign a Transition Team of experts with Deployment, Managed Services and Cross-Functional experience to manage the Transition.

4.2.                            Communication

A key success factor for the transition is to ensure open, timely, and accurate communication at all levels between Amdocs and USCC team members, as well as in-scope personnel. Transition communication considerations include:

KEY STAKEHOLDERS	STAKEHOLDER AREAS OF CONCERN	KEY MESSAGES TO COMMUNICATE	COMMUNICATION METHODS TO BE USED	TIMING	RESPONSIBLE
PLANNING & EXECUTION
Sponsor	Status Cost Schedule	Project Status Schedule	One on One update meeting SMS Phone Call Email	[***]	Service Management Transition Lead
Transition Program Manager	Scope Cost Schedule	Schedule Project Status Defects encountered Changes approved/rejected Risk, Issues & Incident handling	Huddle SMS Phone Call Email SharePoint	[***]	Service Management Transition Lead
Service Management Transition Team Lead	Schedule Risk, Issues & incidents impacting	Confidentiality Schedule Project Status	Email Project Portal SMS	[***]	Team members

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KEY STAKEHOLDERS	STAKEHOLDER AREAS OF CONCERN	KEY MESSAGES TO COMMUNICATE	COMMUNICATION METHODS TO BE USED	TIMING	RESPONSIBLE
	timeline & cost Changes impacting timeline & cost	Defects encountered Changes approved/rejected Risk, Issues & Incident handling	Meeting
OPERATE
Sponsor	SLA Process	Legacy Team Performance Issues & Concern Lessons Learned	Email SMS Meeting	[***]	Team members
Production Manager	Cluster team progress	Dashboard: Target performance versus actual	Email	[***]	Cluster Team Head
Production Manager	Reports for Sponsor	Progress on Key Areas	Email Meeting SMS	[***]	Cluster Team Head

a.              Ensure that all decision makers and business unit leaders know the desired outcomes and strategies surrounding the Transition Plan arrangement.

b.              Ensure that both parties proactively and honestly share information, as well as feedback, with each other.

c.               Determine how and when employees and third parties directly affected by the outsourcing initiative will be advised.

d.              Determine how and when employees and third parties unaffected by the outsourcing initiative will be advised.

e.               Communicate key and go/no-go decisions by the Transition Team in order to properly execute the Transition Plan.

4.3.                            Transition Risks

Amdocs recognizes that there are major risks identified for any Transition Plan. A Transition Risks Document will be created and become a living document through the transition project.  The Transition Risks will be reviewed and evaluated with all stakeholders periodically.

4.4.                            Knowledge Transfer

As a key transition principle, Amdocs will develop a detailed Knowledge Transfer Plan to mitigate a negative service delivery impact relevant to the applicable scope of work.

Transferring knowledge has several key success factors. These are:

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a.              Focus: The transition needs to be timely to maintain delivery focus and avoid knowledge loss. Due to the short timeframe, Amdocs will focus on critical or at-risk areas.

b.              Cooperation: It is critical to the success of a knowledge transfer plan to gain the full cooperation of all domain owners.

c.               Documentation: In addition to hands-on training, knowledge of the processes will be transferred through training and documentation. Existing documentation will need to reflect this knowledge to ensure USCC and Amdocs have a stable and reliable knowledge base going forward. As part of the Knowledge Transfer process, Amdocs will evaluate the existing documentation and will augment it as needed.

Because USCC will transfer the operational support for in-scope systems and functions to Amdocs employees, Amdocs expects to share the required business knowledge and primary technical knowledge with USCC resources. However, in order to mitigate any risks associated with employee attrition, Amdocs intends to conduct a knowledge transfer program in the critical or at-risk areas ensuring transfer and retention. During the pre-transition period, USCC and Amdocs will conduct a detailed mapping of all in-scope roles and responsibilities along with the supported applications. As part of this mapping the following will need to be identified:

a.              Critical services or operational activities

b.              High risk operational activities or interfaces

c.               Applications, processes or interfaces in a critical lifecycle phase (e.g., major rolling into production or decommissioning)

d.              Following the mapping, Amdocs and USCC will prioritize all identified areas, and based on this prioritization, will create a detailed knowledge transfer plan which will naturally adhere to the required transition timelines.

Amdocs plans to utilize the following Knowledge Transfer methods:

a.              Documentation review

b.              Presentation and module review with relevant employees

c.               Hands-on practice project work

d.              Hands-on live project work

e.               Hands-on defect work

f.                Hands-on production support work

As part of the plan, Amdocs and USCC will define Key Performance Indicators that will enable tracking of the knowledge transfer progress and success. A readiness assessment checklist will evaluate, in detail, competency areas, those being:

a.              Training Completeness

b.              Project Competency

c.               Documentation Completeness

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d.              Tools Access and Competency

e.               Deliverables Quality Assessment

f.                Work Procedures Competency

The following diagram illustrates a gradual and soft transition, allowing Amdocs to digest the knowledge, and USCC to adjust the organization plans as Amdocs teams mature in the Operational activities while keeping full continuity of quality services.

[***Picture Removed***]

4.5.                            Knowledge Transfer as a Risk Mitigation

There is always a possibility that existing USCC employees may not accept the Transition Plan. This can be a risk for the transition process and needs to be mitigated to ensure a stable production system. As part of the mitigation strategy, Amdocs will use the process as outlined in the schematic below. This process will be triggered on the launch date.

Amdocs recognizes that employees may need to dedicate [***] hours on a [***] basis to ensure a successful knowledge transfer.

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[***Picture Removed***]

4.6.                            Handling of Insufficiently Documented Processes

Amdocs and USCC will conduct an audit of any existing processes that are incompletely documented. Once the operational purpose has been identified, Amdocs and USCC will decide whether the process is integrated into the new solution, or at which stage of the project it will be phased out over a period of time. Amdocs will work with USCC to consider the best option for each of the insufficiently documented processes. To achieve this, part or all of the following processes and procedures will be applied:

a.              Documentation and notes review

b.              Presentation and module review with relevant employees and SMEs

c.               Hands-on practice project work

d.              Hands-on live project work

e.               Hands-on defect work

f.                Hands-on production support work

As part of Due Diligence activities, sometimes documentation is identified as missing.  A request must be sent for obtaining these documents.

4.7.                            Transition Logistics

The logistics and facilities requirement for any Amdocs team to effectively operate from a USCC location is imperative.

a.              Office Space Location with Workstations, Chairs and Pantry Area:

Amdocs and USCC will work together to define a seating area which can accommodate the employees and contractors at all relevant sites.

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b.              Physical Security Access:

Amdocs and USCC must ensure that for the employees and contractors supporting the project, all resources should be issued proximity cards for the floor, and any access permissions needed to enable them to access facilities seamlessly.

c.               Command Control Center:

Amdocs and USCC employees will jointly support the Command Center for operational activities during the transition period.

d.              Conference Room:

Amdocs and USCC employees will require one Conference Room to hold meetings with audio-conferencing and multi-media projection equipment capabilities during the transition period (minimum [***]).

e.               Network Facilities and System Access:

Amdocs and USCC employees will use their existing Domain User Accounts to log in via the relevant networks.

f.                Desktop / Laptop Computers and Network Printers:

Amdocs and USCC employees will continue to use their existing desktop / laptop computers with access to the network domain and printers, as needed.

g.               Corporate Email, Telephony and Communications:

Amdocs and USCC employees will still continue to use the corporate email (Microsoft Exchange), telephony and internal communications medium (MS Office Communication System).

h.              Cellular Phones (Amdocs and USCC-provided Service Units)

During the transition period, Amdocs and USCC should request its employees not change service providers or numbers in order to retain assigned mobile numbers of selected employees. This will help to avoid any disruption related to communication and ensure continued support (SMS for monitoring alerts, escalation, coordination, etc.).

5.                                      Transition Teams

5.1.                            Transition Management Team

Amdocs and USCC will establish a joint Transition Management Team prior to the Transition Period Commencement Date. This team will include one manager from each Party and will meet weekly, either face-to-face or via video conference. This management forum will operate until the successful completion of the Transition Plan is completed. The Transition Management Team will:

a.              Provide guidance and resolutions for all outstanding transition issues

b.              Verify that the roles and responsibilities for both Amdocs and USCC personnel are well followed and fine-tuned, when needed

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c.               Ensure that the Transition Project meets schedule and quality expectations

d.              Approve any changes that may be made to the Transition Plan or schedule

e.               Maintain smooth working relationships between Amdocs and USCC

f.                Review transition status and issues

5.2.                            Transition Program Management Office (PMO)

Amdocs and USCC will assign a Transition Manager and a PMO prior to the Transition Period Commencement Date to support the project. The Transition Manager will:

a.              Develop, maintain, coordinate, and govern the execution of specific transition plans

b.              Be the focal point for status reporting of the project

c.               Provide recommendations for changes to the Transition Plan to the joint Transition Management Team

d.              Coordinate and schedule [***] Transition Management Team meetings

e.               Maintain a master list of all outstanding issues through continuous communication with the Parties’ personnel involved in transition activities

f.                Escalate to the joint Transition Management Team all outstanding issues that cannot be resolved within the teams according to escalation procedures established by the Transition Manager

g.               Maintain a list of open issues to be used for risk management and control. Risks may be identified by any member of the Transition Team, and will be documented and analyzed within the Transition Risk Log.

5.3.                            Production Management Team

Amdocs and USCC will assign a Production Management Team prior to the Transition Period Commencement Date. This team will include Amdocs and USCC employees with the following areas of expertise: Production Management, Production Operations, Service Delivery Management, Billing Operations and Business Processes.

On the Production Commencement Date, the Production Management Team will assume responsibility for the processes in-scope utilizing the new and existing support teams.

During the Transition Period, Amdocs and USCC will conduct a review of each of the Operational Processes associated with the systems.

During this review, any current development plans, architecture requirements, migration plans, and key ongoing support commitments or issues within each of the systems in scope will be reviewed, ensuring an alignment of the operational processes.

The review will consist of:

a.              Knowledge transfer of the in-scope processes from USCC to Amdocs

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b.              Review of up-to-date in-scope operational documentation

c.               A review of all in-progress projects for the in-scope systems

d.              A check of existing backlogs for open issues, defects and performance issues

e.               A review of business interactions with the business community and users

f.                A review of security and other USCC environments and health policies

The objective of these activities is for Amdocs to assume control of ongoing support business processes, with the ability to maintain the required level of performance by the end of the transition phase.

5.4.                            Location of Amdocs On-site Teams

Starting on the Transition Commencement Date, Amdocs will be stationed within offices provided by USCC, as needed, to ensure BAU. As long as Amdocs works from the USCC offices, Amdocs and USCC shall fully respect all its customer policies and guidelines.

Although in the same location, Amdocs and USCC may work in their own environments when needed. A transition plan shall be drafted in close cooperation between Amdocs and USCC.

As of the Production Date, all agreed upon assets shall be clearly assigned to their respective party, including authorizations to the systems and applications, and remote access functionality to the Infrastructure, all in order to enable Amdocs or USCC to perform the agreed upon work relevant to the agreed upon systems and roles and responsibilities.

5.5.                            Connectivity between Amdocs and USCC Offices

Access to the Amdocs or USCC network for on-site personnel will be achieved via VPN over an established Internet link. Depending on the model agreed on for in-scope personnel, special arrangements will have to be made on how to access IT services and systems when needed. The following scenario will have to be considered, and a specific solution agreed on for on-site operations (VPN access via new or shared Internet link and firewall).

5.6.                            Governance

Governance embodies the organizational structure of the program and applies to all relevant levels of communication within the organization. Clear roles and responsibilities, combined with well-defined accountability and communication channels, are vital to achieving successful program outcomes and, as such, a clear division of responsibilities is defined before the commencement of the project. Proper governance is required from the start of the project through to the end of production stabilization to ensure there are no surprises, which issues are properly handled, and that risks are mitigated without impacting the schedule.

The following diagram illustrates the primary interfaces for the management of the governance agreement:

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[***Picture Removed***]

5.7.                            Committee Membership

The committee will be based on the key personnel identified prior to Transition.

5.8.                            Roles and Responsibilities

Roles and responsibilities during the Transition Plan are presented below in a High Level View.  A detailed R&R will be negotiated in future Deep Dive sessions between Amdocs and USCC.

The table below displays at a summary level the various members of the Transition Team during the transition period.

5.8.1.                                     Key:

ATM - AMDOCS’ Transition Manager           USCC - USCC’s Transition Manager

SYMBOL	NAME	DESCRIPTION
R	Responsible	The single participant with responsibility for this item.

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A	Accountable	The single participant with final and formal approval as indicated by signature.
C	Contribute	The participant(s) who provide input to the effort or facilitate the process.
I	Informed	The participant(s) to be informed

ITEM	ATM	USCC
Planning & Administration	AR	R
Transition Planning	A	R
Amdocs Transition Resources	AR	C
Project Management	AR	C
Risk Management	AR	C
Plans/Scheduling	AR	C
Communication	AR	C
Access to USCC Documentation & Material	C	R
USCC Intellectual Property	C	R
Knowledge Transfer	AR	R
Records and Documents	AR	R
Procedures and Processes	AR	R

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ITEM	ATM	USCC
Procedures and Operations Manual	AR	R
Work in Progress Details	AR	R
Communications Documents and Diagrams	AR	C
Reports	AR	R
Operational Transition	AR	R
Libraries and Files	AR	R
Support Information	AR	R
Details of Work in Progress	R	AR

5.9.                            USCC Employee Communication Plan

USCC is to outline a communication plan for each transition area with the agreed upon timeline to have a seamless transition with no impact to day to day production.

5.10.                     Monitoring Tools Transition Plan

Amdocs will perform / ensure operations and system monitoring tools are ready available, and in functional operation on a [***] basis before commencement of Day One.

USCC will continue to operate a command center team during the transitional hand-over phase, at which after hand-over, Amdocs will continue to monitor operations and systems using monitoring tools implemented by Amdocs (covering in-scope applications). Operational Monitoring and Tools may change as Amdocs implements synergies, from Operational HUB locations or in the decommissioning plan of duplicate processes as needed, but always ensuring BAU and the ability to monitor and measure critical SLAs and KPIs.

Amdocs will have access to USCC monitoring systems to have a dashboard view of the applications and associated processes deemed in-scope during the Transition Period.

Amdocs will shadow USCC monitoring systems and create a view for Amdocs SMEs on a centralized dashboard; utilizing inputs from existing USCC current and future state monitoring tools.

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USCC monitoring tools will be configured to send email and SMS alerts to Amdocs’ teams for events related to in-scope applications.

USCC monitoring will continue to be BAU, including manual monitoring done by the command center, until the Transformation Plan is completed.

5.11.                     SLA Reports

SLA reports will be generated once Amdocs takes ownership.  Amdocs will need to report the SLAs in accordance with Annex B of the MSSOW.  During the Transition Plan time period it is the responsibility of USCC to provide the following information:

[***]

Once Amdocs has ownership of the SLA processes, periodic SLA reports will include the following information:

[***]

6.                                      Success Factors

The proposed engagement is based on Business Operational Processes and the defined scope of this document. The following are key success factors:

[***]

6.1.                            Quality Gates

6.1.1.                                     Amdocs

a.              Finalized Scope Document: Provide update scope document after shadowing on any findings in the final process

b.              Operational HLDs (including swim lane diagram for process touch points with reference to audit control points): Outlining the new process flows after reverse shadowing

c.               Sample of Amdocs Training material for teams on-boarded: Provide a sample of the training materials to ensure that documentation is being provided to the on boarded staff

d.              Sample of Amdocs Knowledge database from shadowing: Provide example of information captured during shadowing

e.               Amdocs staffing levels for Reverse Shadowing (including named resources for setting/resetting access with new role profiles)

f.                Quality Gate for Role

g.               Staffing ramp that demonstrates ability to manage workload prior to Standby

h.              Update transition plan

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6.1.2.                                     USCC

a.              USCC associate communications ready to go

b.              USCC resource plan for associates whose roles are in-scope but are not directly involved in reverse shadowing

c.               All Amdocs resources assigned to new profiles (tested by Amdocs)

d.              USCC’s to final approval to transition

Appendix A Program Risks

#	RISK DESCRIPTION (EXAMPLE)	PROBABILITY	IMPACT	IMPACT DESCRIPTION	RESPONSIBLE PARTY	ACTION PLAN	CONTINGENCY PLAN
1	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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EXHIBIT A-2

Transition Milestones

1.             Critical Transition Milestones.

Ref #	Critical Deliverables / Transition Milestones	Target Completion Date	Ongoing Service Fee Payment

1	Firewall Access requirements for Monitoring & UTS Access	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A and no additional fees specific to such Transition Services shall apply

2	Integration of Remedy to UTS	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

3	Identify necessary onsite seating for initial KT and transition	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

4	USCC Communication plan to employees	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

5	New SLAs to start as defined in Schedule B and Exhibit B-1 to Annex B of this MSSOW	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

Exhibit A-2 (to Annex A (MSSOW))

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2.             Overall Transition Milestones.

Ref #	Critical Deliverables / Transition Milestones	Target Completion Date	Ongoing Service Fee Payment
1	Key Resource Access to necessary USCC Onlines and tools	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

2	Due Diligence Review of each area in scope	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

3	USCC Business Process review	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

4	Start of KT from USCC To Amdocs	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

5	Complete KT from USCC To Amdocs	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

6	Cross-team integration with USCC as the Primary	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

7	Additional Amdocs Resource Access to necessary USCC Onlines and tools	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

8	Confirmation Amdocs Take Primary in cross-integrations	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

9	KT to USCC Parties on business process changes (Tier 1, Third Party Vendors, etc.)	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Ref #	Critical Deliverables / Transition Milestones	Target Completion Date	Ongoing Service Fee Payment
10	Start Generation of necessary reporting in respected areas based on agreed streams	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

11	Full Transition to Amdocs	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

12	Final Business Process Review with impacted teams on issues and process changes	[***]	The managed services fees specified in Annex C to this MSSOW cover the Transition Services described in Annex A to this MSSOW and no additional fees specific to such Transition Services shall apply

3

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXHIBIT A-3

Transition Exit Criteria

Instructions

Document Purpose

The overall purpose of the Quality Gate Checklist is to guide the TOPS and Amdocs transition teams through the process of agreeing that the required activities are successfully completed. The Instructions Tab provides a description of the fields in the Quality Gate Checklist and how to complete each quality gate (“Quality Gate”).

Checklist Tabs (Phases)

The tabs of the checklist correspond with the various phases of the transition.  Please note the following as relates to the last two tabs:

-Process Transition - The “Process Transition” Quality Gate applies to waves/application groups that consist of applications not moving vendors (i.e. incoming vendor currently maintains the set of applications and will do so in steady state).  In such instances, that wave/application group will only need to complete the Process Transition Quality Gate — which can be accomplished at any phase prior to go-live.

-Transition Closeout — This “Quality Gate Checklist” must be completed to prior go-live and signifies completion of all necessary quality gates for successful transition of the wave/application group.

Overall Instructions

The Quality Gate Checklist is intended to be applied to each application and application wave to track the quality of the Transition Plan. The Quality Gate Checklist will be updated and reviewed for each Quality Gate review meeting.

Duplicate sheets per Quality Gate can be created as needed for further detail by application if required.

Who

This document is maintained by the Service Provider process team member with approval for presentation to the Quality Gate Review by the US Cellular TOPS Process Integration Manager (Application Lead).

Skill Level Definitions Section	The skills definitions provide a quick reference for selecting the skill level observed for each criteria being measured. The pull downs in each section match the list in this section.

Criteria List	This is a list of the criteria being measured and reported in each phase of the Transition Plan.

Complete? Yes/No Column

This question reports if the criteria is met or not and is to be completed by the “US Cellular TOPS Reviewer” as follows:
-Yes - item has been 100% completed
-No — if not 100% complete, and note a “Comment” on issue (as well as in RAID/Gate Closure Log).  US Cellular TOPS Reviewer may note a Quality

Exhibit A-3 (to Annex A (MSSOW))

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Gate as “Complete with Exceptions” for any instances in which the outstanding issue/risk is not preventing the wave from continuing into next phase of transition.

Skill Level Column	What is the skill level of the criteria being measured? The definition of the levels is further defined in the “Skill Level Definitions” Section at the bottom of each checklist page.

Amdocs Delivery Management Approval Name	The responsible person that agrees and approves that the criteria are being met at the reported skill level.

Proposed Managed Services Transition Quality Gates	Does the US Cellular TOPS Application Lead agree and approve that the criteria are being met at the reported skill level?

Comments Column	This section should be used for freeform comments and/or status updates of the related phase and criteria.

Issues and Risks Log

Used for the documenting of any issues or risks that were agreed to remain open past the approval of the Quality Gate. It must include timeframes and owners that will close the items prior to the next Quality Gate. Items may not be carried across to the next Quality Gate.  Please note the corresponding Quality Gate ID (e.g. PP-1) as well as the corresponding RAID Log (RAID ID) entry as well.

Key Activities

Transition Phase	Key activities Service Provider	Key activities US Cellular	Exit Criteria & Deliverables
Transition Due Diligence	>Establish the Joint Transition Team >Prepare a transition project plan >Due Diligence Review of each area in scope >USCC Business Process review

> Establish the Joint Transition Team
> USCC Communication plan to employees
> Review Transition plan
> Facility setup
> Knowledge Transfer for in-scope applications, processes and tools
> Share all relevant documentation
> Provide relevant documentation
> Evaluate knowledge gained during Due Diligence sessions

>All in scope areas, activities, processes and documentations were covered during the Due Diligence and captured correctly by Amdocs

Shadow	> off-shore training > Perform assigned tasks	> Key Resource Access to necessary USCC Onlines and tools > Evaluate performance and knowledge	>Amdocs personnel shadow all relevant in-scope activities and have the

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Transition Phase	Key activities Service Provider	Key activities US Cellular	Exit Criteria & Deliverables

> Provide secondary support
> Observe and document activities and tasks performed by USCC personnel
> Mimic USCC personnel activities
> Parallel work on tickets
> Evaluate performance against agreed targets
> Provide corrective measures as needed

		> allow access to relevant meetings and forums > Allocate key personnel as shadowing mentors	knowledge to execute the tasks themselves

Reverse Shadow	> Fully execute Knowledge Acquisition from for in-scope applications, processes and tools > Production management activities readiness > Shift management activities readiness	> Additional Amdocs Resource Access to necessary USCC Onlines and tools > Monitor Amdocs activities > Provide guidance and correction > Evaluate performance and knowledge	> Amdocs full in-scope operation at the same level as USCC

Standby	> Full in-scope operation	> Availability of key personnel for assistance

Exit	> Full in-scope operation

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Transition Due Diligence

Exit Criteria	Responsible (US Cellular and/or Service Provider)	US Cellular Approver	Complete? (Yes/No)	Skill Level	Service Provider Delivery Management Approval Name	US Cellular Management Approval Name

Tier 2 Online - Amdocs understanding of the relevant activities is accurate and all activities are covered	USCC	[***]	Yes		[***]	[***]

Tier 2 Backend - Amdocs understanding of the relevant activities is accurate and all activities are covered	USCC	[***]	Yes		[***]	[***]

O2A - Amdocs understanding of the relevant activities is accurate and all activities are covered	USCC	[***]	Yes		[***]	[***]

Production Management Operations - Amdocs understanding of the relevant activities is accurate and all activities are covered	USCC	[***]	Yes		[***]	[***]

Shift Management Operations -	USCC	[***]	Yes		[***]	[***]

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exit Criteria	Responsible (US Cellular and/or Service Provider)	US Cellular Approver	Complete? (Yes/No)	Skill Level	Service Provider Delivery Management Approval Name	US Cellular Management Approval Name

Amdocs understanding of the relevant activities is accurate and all activities are covered

Scheduler Operate - Amdocs understanding of the relevant activities is accurate and all activities are covered	USCC	[***]	Yes		[***]	[***]

Billing - Amdocs understanding of the relevant activities is accurate and all activities are covered	USCC	[***]	Yes		[***]	[***]

Infrastructure - Amdocs understanding of the relevant activities is accurate and all activities are covered	USCC	[***]	Yes		[***]	[***]

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Shadow

Exit Criteria	Responsible (US Cellular and/or Service Provider)	US Cellular Approver	Complete? (Yes/No)	Skill Level	Service Provider Delivery Management Approval Name	US Cellular Management Approval Name

Tier 2 Online - 60 hours of Shadow oversight, USCC mimicking and shadow working tickets covering all area activities.	USCC	[***]			[***]	[***]

Tier 2 Backend - 60 hours of Shadow oversight, USCC mimicking and shadow working tickets covering all area activities	USCC	[***]			[***]	[***]

Tier 2 Online / Backend (Hand-Holding Phase): GE [***]% pass rate on a set of tickets([***] tickets handled by CMI and [***] handled by India) resolution for [***] consecutive days	USCC	[***]			[***]	[***]

O2A - [***] hours of Shadow oversight, USCC mimicking and shadow working tickets covering all area activities	USCC	[***]			[***]	[***]

Production Management Operations - [***] hours of Shadow	USCC	[***]			[***]	[***]

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exit Criteria	Responsible (US Cellular and/or Service Provider)	US Cellular Approver	Complete? (Yes/No)	Skill Level	Service Provider Delivery Management Approval Name	US Cellular Management Approval Name

oversight and shadow working situation covering all area activities

Shift Management Operations - [***] hours of Shadow oversight and shadow working situation covering all area activities	USCC	[***]			[***]	[***]

Scheduler Operation - [***] hours of Shadow oversight and shadow executing maps covering all area activities	USCC	[***]			[***]	[***]

Billing - [***] hours of [***] cycle management, Shadow oversight, and shadow owning cycles covering all area activities	USCC	[***]			[***]	[***]

Infrastructure - [***] hours of Shadow oversight, USCC mimicking and shadow working tickets. Covering all area activities	USCC	[***]			[***]	[***]

Tier 2 Online - [***] hours of Shadow oversight, USCC mimicking and	USCC	[***]			[***]	[***]

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exit Criteria	Responsible (US Cellular and/or Service Provider)	US Cellular Approver	Complete? (Yes/No)	Skill Level	Service Provider Delivery Management Approval Name	US Cellular Management Approval Name

shadow working tickets covering all area activities.

Reverse Shadow

Exit Criteria	Responsible (US Cellular and/or Service Provider)	US Cellular Approver	Complete? (Yes/No)	Skill Level	Service Provider Delivery Management Approval Name	US Cellular Management Approval Name

Tier 2Online - [***]% of operation activity, tickets management and resolution and overall application understanding and activities handling including daily reports, daily meetings, ongoing operation, scripts execution and tickets handling.

	USCC	[***]			[***]	[***]

Tier 2  Backend - [***]% of operation activity, tickets resolution and overall application understanding and activities handling  including daily reports, daily meetings, ongoing operation, scripts execution and tickets handling.

	USCC	[***]			[***]	[***]

Tier 2 Backend / Onlines: GE [***]% pass	USCC	[***]			[***]	[***]

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exit Criteria	Responsible (US Cellular and/or Service Provider)	US Cellular Approver	Complete? (Yes/No)	Skill Level	Service Provider Delivery Management Approval Name	US Cellular Management Approval Name

rate on the quality gate for 5 consecutive days. Accepting [***]% of the tickets [***] consecutive days. Handling [***]% of the tickets [***] consecutive days

O2A - [***]% of operation activity, tickets resolution and overall application understanding and activities handling  including daily reports, daily meetings, ongoing operation, scripts execution and tickets handling.

	USCC	[***]			[***]	[***]

Scheduler Operation -   [***]% of operation activity, maps execution and overall application understanding and activities handling  including daily reports, daily meetings, ongoing operation and jobs execution.

	USCC	[***]			[***]	[***]

Billing - [***]% of operation activity, Rejects handling, cycle management operation and overall application understanding and activities handling  including daily reports, daily meetings, ongoing operation, scripts execution, rejects,

	USCC	[***]			[***]	[***]

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exit Criteria	Responsible (US Cellular and/or Service Provider)	US Cellular Approver	Complete? (Yes/No)	Skill Level	Service Provider Delivery Management Approval Name	US Cellular Management Approval Name

Revenue Assurance, QA Billing and tickets handling.

Billing - (Consumer Billing) Five consumer and five consolidator cycles at >=[***]% and no operational issues. (Consolidated Billing) [***] days from EOM	USCC	[***]			[***]	[***]

Infrastructure - [***]% of operation activity and overall application understanding and activities handling including environment support and integration, application DB, Middleware, infrastructure management, configuration control and infrastructure monitoring

	USCC	[***]			[***]	[***]

Production Management Operations - readiness checklist completed, including -
> Monitor and escalate fallout and rejects
> Monitor and escalate recurring production issues
> Handling of P1/P2 crisis
> Monitor and Escalate Get wells
> Review and participate in CC, Critical

	USCC	[***]			[***]	[***]

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exit Criteria	Responsible (US Cellular and/or Service Provider)	US Cellular Approver	Complete? (Yes/No)	Skill Level	Service Provider Delivery Management Approval Name	US Cellular Management Approval Name

maintenance, Release build review > Trending and tracking key KPIs for production > Restricting current alerts and processes

Shift Management Operations -  readiness checklist completed, including -
> Monitoring Dashboard
> Escalation process
> OGS Matrix + USCC Contact list
> Bridge/Issue Handling, blast, Heads up
> Coordinate change controls
> Review and request change in alert threshold or new monitor
>Task Monitor

	USCC	[***]			[***]	[***]

Standby

Exit Criteria	Responsible (US Cellular and/or Service Provider)	US Cellular Approver	Complete? (Yes/No)	Skill Level	Service Provider Delivery Management Approval Name	US Cellular Management Approval Name

[***] of Amdocs standalone operation passed.	USCC	[***]		USCC Key personnel	[***]	[***]

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exit

Exit Criteria	Responsible (US Cellular and/or Service Provider)	US Cellular Approver	Complete? (Yes/No)	Skill Level	Service Provider Delivery Management Approval Name	US Cellular Management Approval Name

Amdocs fully operates the system and all relevant activities including reports, meetings, ongoing operation, scripts execution and tickets handling.	USCC	[***]		NA	[***]	[***]

Shadow to Reverse Shadow Proficiency Criteria

#	Area	Activity/Qualifier	Target

1	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

2	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

3	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

4	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

5	A/R, Collections, Prepaid	[***]	Walk USCC through logic and resultant action

6	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

7	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

8	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

9	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

10	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

11	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

12	A/R, Collections, Prepaid	[***]	Walk USCC through logic and resultant action

13	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

14	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

15	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

16	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

17	A/R, Collections, Prepaid	[***]	Execute successfully with minimal to no assistance required from USCC

18	A/R, Collections, Prepaid	[***]	Walk USCC through logic and resultant action

19	Billing Operations	[***]	Walk USCC through logic and resultant action

20	Billing Operations	[***]	[***]

21	Billing Operations	[***]	[***]

22	Billing Operations	[***]	Run with oversight for [***] consolidator and [***] non-

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

consolidator cycles

23	Billing Operations	[***]	Walk USCC through process and results

24	Billing Operations	[***]	Run with oversight for [***] consolidator and [***] non-consolidator cycles

25	Billing Operations	[***]	Run with oversight for [***] consolidator and [***] non-consolidator cycles

26	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

27	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

28	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

29	Billing Operations	[***]	Deliver reporting with minimal direction

30	Billing Operations	[***]	Walk USCC through logic and resultant action

31	Billing Operations	[***]	Walk USCC through logic and resultant action

32	Billing Operations	[***]	Demonstrate understanding including identifying issues and communication to appropriate teams

33	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

34	Billing Operations	[***]	Demonstrate process understanding by walking USCC through

35	Billing Operations	[***]	Demonstrate process understanding by walking USCC through

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

36	Billing Operations	[***]	Demonstrate process understanding by walking USCC through

37	Billing Operations	[***]	Demonstrate process understanding by walking USCC through

38	Billing Operations	[***]	Deliver reporting with minimal direction

39	Billing Operations	[***]	Demonstrate process understanding by walking USCC through

40	Billing Operations	[***]	Demonstrate process understanding by walking USCC through

41	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

42	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

43	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

44	General	[***]	Walk through logic and resultant action

45	General	[***]	Deliver reporting with minimal direction

46	General	[***]	Demonstrate process understanding by walking USCC through

47	General	[***]	Demonstrate process understanding by walking USCC through

48	General	[***]	Demonstrate process understanding by walking USCC through

49	General	[***]	Demonstrate process understanding by walking USCC

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

through

50	General	[***]	Detailed report by day including who was shadowed with

51	General	[***]	Deliver report and obtain USCC confirmation of completeness

52	General	[***]	Detailed report by day including who was shadowed with

53	O2A	[***]	Walk USCC through logic and resultant action

54	O2A	[***]	Walk USCC through logic and resultant action

55	O2A	[***]	Demonstrate process understanding by walking USCC through

56	O2A	[***]	Demonstrate process understanding by walking USCC through

57	O2A	[***]	Deliver reporting with minimal direction

58	O2A	[***]	Demonstrate proficiency in running the tool and decisioning around timing/business impacts

59	Operations	[***]	Walk through logic and resultant action

60	Operations	[***]	Demonstrate process understanding by walking USCC through

61	Operations	[***]	Demonstrate process understanding by walking USCC through

62	Operations	[***]	Walk through logic and resultant action

63	Operations	[***]	Demonstrate process understanding by walking USCC through

64	Operations	[***]	Demonstrate process understanding by walking USCC

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

through

65	Operations	[***]	Demonstrate process understanding by walking USCC through

66	Operations	[***]	Demonstrate process understanding by walking USCC through

67	Operations	[***]	Demonstrate process understanding by walking USCC through

68	Operations	[***]	Demonstrate process understanding by walking USCC through

69	Operations	[***]	Demonstrate process understanding by walking USCC through

70	Operations	[***]	Demonstrate process understanding by walking USCC through

71	Operations	[***]	Demonstrate process understanding by walking USCC through

72	Operations	[***]	Demonstrate process understanding by walking USCC through

73	Operations	[***]	Demonstrate process understanding by walking USCC through

74	Operations	[***]	Walk through logic and resultant action

75	Operations	[***]	Demonstrate process understanding by walking USCC through

76	Operations	[***]	Demonstrate process understanding by walking USCC through

77	Operations	[***]	Deliver reporting with minimal direction

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

78	Operations	[***]	Deliver reporting with minimal direction

79	Operations	[***]	Demonstrate process understanding by walking USCC through

80	Operations	[***]	Demonstrate process understanding by walking USCC through

81	Operations	[***]	Demonstrate process understanding by walking USCC through

82	Operations	[***]	Demonstrate process understanding by walking USCC through

83	Operations	[***]	Demonstrate process understanding by walking USCC through

84	Operations	[***]	Demonstrate process understanding by walking USCC through

85	Operations	[***]	Demonstrate process understanding by walking USCC through

86	Operations	[***]	Demonstrate process understanding by walking USCC through

87	Operations	[***]	Demonstrate process understanding by walking USCC through

88	Operations	[***]	Demonstrate process understanding by walking USCC through

89	Operations	[***]	Demonstrate process understanding by walking USCC through

90	Operations	[***]	Demonstrate process understanding by walking USCC through

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

91	Operations	[***]	Demonstrate process understanding by walking USCC through

92	Operations	[***]	Demonstrate process understanding by walking USCC through

93	Operations	[***]	Demonstrate process understanding by walking USCC through

94	Operations	[***]	Demonstrate process understanding by walking USCC through

95	Operations	[***]	Demonstrate process understanding by walking USCC through

96	Operations	[***]	Demonstrate process understanding by walking USCC through

97	Operations	[***]	Demonstrate process understanding by walking USCC through

98	Operations	[***]	Demonstrate process understanding by walking USCC through

99	Operations	[***]	Walk USCC through logic and resultant action

100	Operations	[***]	Demonstrate process understanding by walking USCC through

101	Operations	[***]	Demonstrate process understanding by walking USCC through

102	Operations	[***]	Demonstrate process understanding by walking USCC through

103	Operations	[***]	Demonstrate process understanding by walking USCC through

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

104	Operations	[***]	Demonstrate process understanding by walking USCC through

105	Production Manager	[***]	Demonstrate process understanding by walking USCC through

106	Production Manager	[***]	Describe USCC expectations related to the change management process - review process documentation

107	Production Manager	[***]	Demonstrate process understanding by walking USCC through

108	Production Manager	[***]	Participate and recap bridge for USCC Pit Boss

109	Production Manager	[***]	Conduct post mortem with USCC Pit Boss after bridge

110	Production Manager	[***]	Demonstrate process understanding by walking USCC through

111	Production Manager	[***]	Demonstrate process understanding by walking USCC through

112	Production Manager	[***]	Collaboratively review blast lists (include Incident Management)

113	Production Manager	[***]	Demonstrate understanding of the change management process and how to access data

114	Shift Manager	[***]	Walk through logic and resultant action

115	Shift Manager	[***]	Participate and recap bridge for USCC Incident Manager

116	Shift Manager	[***]	Participate and recap bridge for USCC Incident Manager

117	Shift Manager	[***]	Demonstrate process understanding by walking USCC through

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

118	Shift Manager	[***]	Demonstrate process understanding by walking USCC through

119	Shift Manager	[***]	Demonstrate process understanding by walking USCC through

120	Shift Manager	[***]	Demonstrate process understanding by walking USCC through

121	Tier 2	[***]	Demonstrate process understanding by walking USCC through various scenarios selected by USCC

122	Tier 2	[***]	Walk USCC through logic and resultant action

123	Tier 2	[***]	Demonstrate process understanding by walking USCC through

124	Tier 2	[***]	Walk USCC through logic and resultant action

125	Tier 2	[***]	Walk USCC through logic and resultant action

126	Tier 2	[***]	Walk USCC through logic and resultant action

127	Tier 2	[***]	Walk USCC through logic and resultant action

128	Tier 2	[***]	Walk USCC through logic and resultant action

129	Tier 2	[***]	Walk USCC through logic and resultant action

130	Tier 2	[***]	Deliver reporting with minimal direction

131	Tier 2	[***]	Walk USCC through logic and resultant action

132	Tier 2	[***]	Walk USCC through logic and resultant action

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

133	Tier 2	[***]	Walk USCC through logic and resultant action

134	Tier 2	[***]	Walk USCC through logic and resultant action

135	Tier 2	[***]	Walk USCC through logic and resultant action

136	Tier 2	[***]	Walk USCC through logic and resultant action

137	Tier 2	[***]	Walk USCC through logic and resultant action

138	Tier 2	[***]	Walk USCC through logic and resultant action

139	Tier 2	[***]	Walk USCC through logic and resultant action

140	Tier 2	[***]	Walk USCC through logic and resultant action

141	Tier 2	[***]	Walk USCC through logic and resultant action

142	Tier 2	[***]	Walk USCC through logic and resultant action

143	Tier 2	[***]	Walk USCC through logic and resultant action

144	Tier 2	[***]	Walk USCC through logic and resultant action

145	Tier 2	[***]	Walk USCC through logic and resultant action

146	Tier 2	[***]	Walk USCC through logic and resultant action

147	Tier 2	[***]	Walk USCC through logic and resultant action

148	Tier 2	[***]	Walk USCC through logic and resultant action

149	Tier 2	[***]	Walk USCC through logic and resultant action

150	Tier 2	[***]	Walk USCC through logic and

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

resultant action

151	Tier 2	[***]	Walk USCC through logic and resultant action

152	Tier 2	[***]	Walk USCC through logic and resultant action

153	Tier 2	[***]	Walk USCC through logic and resultant action

154	Tier 2	[***]	Walk USCC through logic and resultant action

155	Tier 2	[***]	Walk USCC through logic and resultant action

156	Tier 2	[***]	Walk USCC through logic and resultant action

157	Tier 2	[***]	Walk USCC through logic and resultant action

158	Tier 2	[***]	Walk USCC through logic and resultant action

159	Tier 2	[***]	Walk USCC through logic and resultant action

160	Tier 2	[***]	Walk USCC through logic and resultant action

161	Tier 2	[***]	Walk USCC through logic and resultant action

162	Tier 2	[***]	Walk USCC through logic and resultant action

163	Tier 2	[***]	Execute Successfully to exit “Hand-Holding” Phase

Reverse Shadow to Standby Proficiency Criteria

#	Area	Activity/Qualifier	Target

1	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

2	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

3	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

4	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

5	App Support - Prepaid, AR, Collections	[***]	Walk USCC through logic and resultant action

6	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

7	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

8	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

9	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

10	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

11	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

12	App Support - Prepaid, AR, Collections	[***]	Walk USCC through logic and resultant action

13	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

14	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

15	App Support - Prepaid,	[***]	Execute successfully with minimal to no assistance required

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

	AR, Collections		from USCC

16	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

17	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

18	App Support - Prepaid, AR, Collections	[***]	Walk USCC through logic and resultant action

19	App Support - Prepaid, AR, Collections	[***]	Execute successfully with minimal to no assistance required from USCC

20	Billing Operations	[***]	Walk USCC through logic and resultant action

21	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

22	Billing Operations	[***]	Walk USCC through maps and related impacts at possible points of failure

23	Billing Operations	[***]	Run with oversight for at least 2 consolidator and 2 non-consolidator cycles

24	Billing Operations	[***]	Walk USCC through process and results

25	Billing Operations	[***]	Run with oversight for [***] consolidator and [***] non-consolidator cycles

26	Billing Operations	[***]	Run with oversight for [***] consolidator and [***] non-consolidator cycles

27	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

28	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

29	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

30	Billing Operations	[***]	Deliver reporting with minimal direction

31	Billing Operations	[***]	Walk USCC through logic and resultant action

32	Billing Operations	[***]	Walk USCC through logic and resultant action

33	Billing Operations	[***]	Demonstrate understanding including identifying issues and communication to appropriate teams

34	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

35	Billing Operations	[***]	Demonstrate process understanding by walking USCC through

36	Billing Operations	[***]	Demonstrate process understanding by walking USCC through

37	Billing Operations	[***]	Demonstrate process understanding by walking USCC through

38	Billing Operations	[***]	Demonstrate process understanding by walking USCC through

39	Billing Operations	[***]	Deliver reporting with minimal direction

40	Billing Operations	[***]	Demonstrate process understanding by walking USCC through

41	Billing Operations	[***]	Demonstrate process understanding by walking USCC through

42	Billing Operations	[***]	Execute successfully with minimal to no assistance required

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

from USCC

43	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

44	Billing Operations	[***]	Execute successfully with minimal to no assistance required from USCC

45	Infra	[***]	[***] tickets triaged effectively [***]

46	Infra	[***]	successful completion of delivering all reports on time

47	Infra	[***]	successful completion of incident severity review

48	Infra	[***]	successful completion of touch point & process review

49	Infra	[***]	successful completion of defect identification and initiation review

50	Infra	[***]	successful completion of SLA review

51	Infra	[***]	Perform over 20 hours of overall mimic shadowing

52	Infra	[***]	Deliver list of known scripts running in each area as workarounds to known issues

53	Infra	[***]	Monitoring - [***] triaged and handled appropriately

54	Infra	[***]	successful completion of monitoring notification process

55	Infra	[***]	successfully demonstrate linking change number to change activity

56	Infra: AMC — GUI	[***]	Logging into AMC (Operational, Turbo Charging, and Invoicing)

57	Infra: AMC — GUI	[***]	successfully describe the status of a daemon in AMC

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

58	Infra: AMC — GUI	[***]	successfully start and stop a daemon in AMC

59	Infra: AMC — GUI	[***]	Bounce OP1MRO_0001 and RQSLSNR_1 daemons in AMC

60	Infra: AMC — GUI	[***]	o Bounce RER process (Turbo Charging) in AMC

61	Infra: AMC — GUI	[***]	Bounce RER process (Turbo Charging) in AMC

62	Infra: AMC — GUI	[***]	start and stop at least five daemons without having any double processes running in AMC

63	Infra: AMC — GUI	[***]	successfully create and undo a map in AMC

64	Infra: AMC — GUI	[***]	successfully demonstrate the auto run feature in AMC

65	Infra: AMC — GUI	[***]	successfully manually submit a map in AMC

66	Infra: AMC — GUI	[***]	successfully build at least one EOD and Bounce Map using auto run or manual load in AMC

67	Infra: AMC — GUI	[***]	successfully bring up a map to view in AMC

68	Infra: AMC — GUI	[***]	successfully submit a job using Job Handling (By REQ) in AMC

69	Infra: AMC — GUI	[***]	successfully demonstrate at least one job ran by request using the GUI in AMC

70	Infra: AMC — GUI	[***]	successfully demonstrate knowing when and how to perform Jnextplan in AMC

71	Infra: AMC-Using Maps	[***]	successfully demonstrate How to hold a job in AMC

72	Infra: AMC-Using Maps	[***]	successfully demonstrate How to kill a job in AMC

73	Infra: AMC-Using Maps	[***]	successfully demonstrate How to

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

release a job in AMC

74	Infra: AMC-Using Maps	[***]	successfully recognize when a job is running long (PM tool and map colors) in AMC

75	Infra: AMC-Using Maps	[***]	successfully explain When to confirm a job to success and when not to confirm a job to success in AMC

76	Infra: AMC-Using Maps	[***]	successfully demonstrate how to manage failed, killed, and hung jobs in AMC

77	Infra: AMC-Using Maps	[***]	successfully demonstrate how to look at a log in AMC

78	Infra: AMC-Using Maps	[***]	successfully demonstrate calling out to correct team/person

79	Infra: AMC-Using Maps	[***]	successfully escalate at least [***] of job failure to support team [***]

80	Infra: AMC-Using Maps	[***]	successfully create a ticket for SOX compliance

81	Infra: AMC-Using Maps	[***]	demonstrate creating a ticket for [***] of job failures or manual kills

82	Infra: AMC-Using Maps	[***]	demonstrate adding the job failure time and log when creating a ticket

83	Infra: AMC-Invoicing(Billing) - GUI	[***]	demonstrate how to submit a billing flow (using Get Cycle List)

84	Infra: AMC-Invoicing(Billing) - GUI	[***]	demonstrate how to submit billing appropriately on at least 5 billing submissions

85	Infra: AMC-Billing Command Line	[***]	successfully demonstrate how to monitor a billing flow using a script or menu in command line

86	Infra: AMC-Billing Command Line	[***]	successfully explain what TC files are and how to tell if they have been transferred? (SQL or menu)

87	Infra: AMC-Billing	[***]	demonstrate how to check different status of TC files (SQL

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

	Command Line		or menu)

88	Infra: AMC-Billing Command Line	[***]	successfully explain what invoicing files and how to find progress? (SQL or menu)

89	Infra: AMC-APRM - GUI	[***]	demonstrate successfully logging into APRM AMC

90	Infra: AMC-APRM - GUI	[***]	successfully Create an APRM MAP in APRM AMC

91	Infra: AMC-APRM - GUI	[***]	successfully submit a job (via Job handling) in APRM AMC

92	Infra: Basic Batch Server Command Line	[***]	demonstrate how to find the load average on 1 batch server (using the uptime command)

93	Infra: Basic Batch Server Command Line	[***]	successfully demonstrate how to SSH to all batch servers (1, 2, 3, 4, 6, 7) in CLI

94	Infra: Basic Batch Server Command Line	[***]	successfully navigate by command line to main log folder/var/usc/log

95	Infra: Basic Batch Server Command Line	[***]	successfully demonstrate how to navigate and read log files in the CLI

96	Infra: Basic Batch Server Command Line	[***]	successfully perform AMC Restart (Stop and Start) combined with OP1MRO_0001 and RQSLSNR_1 via CLI

97	Infra: Basic Batch Server Command Line	[***]	successfully demonstrate the correct sequence of an AMC Stop and Start with OP1MRO_0001 and RQSLSNR_1 [***]

98	Infra: 1st Shift Requirements	[***]	successfully perform or explain this action and what the correct time to perform

99	Infra: 1st Shift Requirements	[***]	successfully perform or explain this action and what the correct time to perform

100	Infra: 1st Shift	[***]	successfully and accurately send

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

	Requirements		EOD report

101	Infra: 1st Shift Requirements	[***]	successfully and accurately send APRM EOD report

102	Infra: 1st Shift Requirements	[***]	successfully perform or explain this action and what the correct time to perform

103	Infra: 1st Shift Requirements	[***]	successfully perform or explain this action and what the correct time to perform

104	Infra: 2nd Shift Requirements	[***]	successfully perform or explain this action and what the correct time to perform

105	Infra: 2nd Shift Requirements	[***]	successfully perform or explain this action and what the correct time to perform

106	Infra: 2nd Shift Requirements	[***]	successfully perform or explain this action and what the correct time to perform

107	Infra: 2nd Shift Requirements	[***]	successfully perform or explain this action and what the correct time to perform

108	Infra: 2nd Shift Requirements	[***]	successfully perform or explain this action and what the correct time to perform

109	Infra: 2nd Shift Requirements	[***]	successfully perform or explain this action and what the correct time to perform

110	Infra: 3rd Shift Requirements	[***]	successfully perform or explain this action and what the correct time to perform

111	Infra: 3rd Shift Requirements	[***]	successfully perform or explain this action and what the correct time to perform

112	Infra: 3rd Shift Requirements	[***]	successfully perform or explain this action and what the correct time to perform

113	Infra: 3rd Shift Requirements	[***]	successfully perform or explain this action and when to perform

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

114	Infra: 3rd Shift Requirements	[***]	demonstrate verifying success of hotfixes before confirming OPWLSDUMSTR_BOUNCE to success

115	Infra: 3rd Shift Requirements	[***]	successfully perform or explain this action and when to perform

116	Infra: 3rd Shift Requirements	[***]	successfully perform or explain this action and when to perform

117	Infra: 3rd Shift Requirements	[***]	successfully perform or explain this action and when to perform

118	Infra: 3rd Shift Requirements	[***]	successfully perform or explain this action and when to perform

119	Infra: 3rd Shift Requirements	[***]	successfully perform or explain this action and when to perform

120	Infra: 3rd Shift Requirements	[***]	successfully perform or explain this action and when to perform

121	Infra: 3rd Shift Requirements	[***]	successfully perform or explain this action and when to perform

122	Infra: Shift Manager Only	[***]	successful completion of TOPS monitoring and escalation review

123	Infra: Shift Manager Only	[***]	successful completion of AAM Backlog review

124	Infra: Shift Manager Only	[***]	successful completion of Poller Daemon monitoring and escalation review

125	Infra: Shift Manager Only	[***]	successfully demonstrate having the AAM backlog and Poller Daemon status on desktop during the entire shift. (desktop or other type of monitoring screen)

126	Infra: Shift Manager Only	[***]	Successfully demonstrate process to correct alert alarm [***]

127	Infra: Shift Manager Only	[***]	successfully execute Sanity Testing [***]

128	Infra: Shift Manager Only	[***]	demonstrate ability to perform online sanity during business

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

identified issues

129	Infra: Shift Manager Only	[***]	successfully and accurately Complete Operations hourly status reports

130	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to upgrade Non-Production TOPS environments

131	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to perform the ADBA tasks that are part of the Full Data Refresh process

132	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to perform the DB extract process in Flat environments

133	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to perform Infra Sanity in TOPS environments

134	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to perform TOPS environment bounce

135	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to perform Maintenance Window activities: Bring environment down Apply HFs Bring environment up Perform Infra Sanity

136	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to perform Maintenance Window activities: Bring environment down Apply HFs Bring environment up Perform Infra Sanity

137	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to troubleshoot defects and provide technical support for the TOPS environments

138	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to troubleshoot defects and provide technical support for the TOPS environments during Off-

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

hours

139	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to build out new TOPS environments

140	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to unpack TOPS build packages

141	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to install, configure and integrate new TOPS components

142	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to review the Technical Release Notes and implement the necessary Infra Integration changes in the TOPS environments

143	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to clean up application filesystems when they are close to become full

144	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to change the debug mode of the TOPS applications

145	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to change the operational mode of the TOPS applications

146	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to change RIM to RIMLITE functionality in the TOPS applications

147	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to support the Middleware stack for TOPS

148	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to implement the Capacity Management function in TOPS environments

149	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to manage and maintain the TOPS application licenses in

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

the TOPS environments

150	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to handle ad-hoc and emergency requests

151	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to review the TOPS environment upgrades plans and provide acknowledgement they can support them appropriately

152	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to review the IS Projects plans and acknowledge they have the resources to support them appropriately

153	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to handle the coordination of Offshore Maintenance Windows

154	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to monitor the Quality Center defect queues and track the open defects for Infra Integration

155	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to attend daily defect meetings and discuss open defects and communicate updates

156	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to allocate resources to work on open Infra defects, attend bridges, track the progress and escalate when needed

157	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to provide Off-Hours Group Lead support

158	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to provide input on the plan the schedule of the TOPS environment upgrades with the Testing team

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

159	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to provide input and acknowledge the TOPS environment allocation

160	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to maintain the Environment Dashboard and Environment Pages document for TOPS

161	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to coordinate the implementation of external interface configuration in TOPS

162	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to coordinate the unpacking of the TOPS builds after they are delivered on-site from DVCI

163	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to communicate with VMs to obtain the HF lists needed for environment upgrades

164	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to allocate the resources needed to perform the TOPS environment upgrades

165	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to provide periodic status updates of TOPS environment upgrade progress

166	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to coordinate the implementation of the changes on TOPS systems as per IS Project requirements

167	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to perform the Capacity Planning function for TOPS systems (system resources/sizing)

168	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to coordinate the data

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

refresh with testing, agreeing on timelines and duration of work

169	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to coordinate with Testing and obtain the list of the customer to be extracted from Test Full environment

170	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to coordinate the DB extract and data load activities performed by ADBAs

171	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to plan with APS team the training environment upgrade schedule

172	Infra Integration — Pre-Prod Success Criteria	[***]

Amdocs to demonstrate the ability to obtain the TRN data requirements from APS team and mine the data to produce the list of CIDs needed to be extracted from Production and to be loaded into the TRN environments

173	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to coordinate the TRN data refresh and environment upgrade activities

174	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to coordinate the TRN environment sanity activities and the release of the TRN environments to the APS team

175	Infra Integration — Pre-Prod Success Criteria	[***]	Amdocs to demonstrate the ability to manage the defects and support of the TRN environments

176	Infra - TWS	[***]	Amdocs being prepared for any maintenance each night

177	Infra Pit Boss / Production Manager	[***]	Whenever a Sev1/Sev2 issue occurs, internal and external personnel must be notified immediately to prevent any potential delays in the production process. Amdocs Shift

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

Management would immediately call USCC incident management hotline or USCC incident management team would immediately call Amdocs Tier 2 help desk hotline to engage Amdocs resources

178	Infra Pit Boss / Production Manager	[***]

Tier 2 Help Desk notifies Shift Manager who sends SMS blast and heads up email. a Heads Up e-mail providing the following information:

• Description of the issue and an assessment of the issue’s severity

• Areas that are affected by the issue (systems, facilities, applications, number of end users who will be affected, etc.)

• List of the departments/individuals that are working to resolve the issue

• Anticipated time required to resolve the issue

• Bridge and Chat room details

179	Infra Pit Boss / Production Manager	[***]

The Shift Manager immediately escalates the SEV1/SEV2 issue to the Production Manager and the Manager of Production Operations. The Production Manager will then take responsibility for any command decisions required in response to the SEV1/SEV2 issue

180	Infra Pit Boss / Production Manager	[***]

Production Manager personnel, including the SEV1 Coordinator and the Director of Customer Operations, if necessary, coordinate all communication with the customer for those SEV1/SEV2 issues originating from their team. This includes obtaining information required to investigate and resolve the issue.

181	Infra Pit Boss / Production Manager	[***]	The Production Manager, with the assistance from the Shift Manager is responsible for

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

driving and coordinating all investigation and recovery efforts for escalated SEV1/SEV2 issues

182	Infra Pit Boss / Production Manager	[***]

The Production Manager, or Shift Manager if Production Manager is otherwise occupied, will provide regular updates regarding the issue investigation and resolution on the bridge or if there is no bridge, to the Tier 2 Help Desk to communicate to the customer

183	Infra Pit Boss / Production Manager	[***]	Until the SEV1/SEV2 issue is resolved, the Production Manager monitors the ongoing status of the issue and follows up with the resolution

184	Infra Pit Boss / Production Manager	[***]

Upon conclusion of the issue, while information is still fresh, the Shift Manager records the issue in the UTS tracking system for inclusion in the Shift Management Issue List and follow up later for RCA

185	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	[***] accuracy when Qaing tickets

186	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	[***] accuracy when Qaing tickets

187	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	[***] accuracy when Qaing tickets

188	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	[***]accuracy when Qaing tickets

189	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Process followed and updates implemented successfully.

190	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Clearing [***] of transactions within [***] days.

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

191	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Minimum of [***] tickets resolved successfully in the [***]

192	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Minimum of [***] tickets resolved successfully in the [***]

193	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Minimum of [***] tickets resolved successfully in the [***]

194	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Minimum of [***] tickets resolved successfully in the [***]

195	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Minimum of [***] tickets resolved successfully in the [***]

196	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Minimum of [***] tickets resolved successfully in the [***]

197	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Minimum of [***] tickets resolved successfully in the [***]

198	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Minimum of [***] tickets resolved successfully in the [***]

199	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Minimum of [***] tickets resolved successfully in the [***]

200	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Minimum of [***] tickets resolved successfully in the [***]

201	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Minimum of [***] tickets resolved successfully in the [***]

202	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Minimum of [***] tickets resolved successfully in the [***]

203	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Validate that WA scripts have been executed successfully for [***] incidents per the [***].

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

204	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Validate that WA scripts have been executed successfully for [***] incidents per the [***].

205	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Validate that WA scripts have been executed successfully for [***] incidents per the [***].

206	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Validate that WA scripts have been executed successfully for [***] incidents per the [***].

207	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Validate that WA scripts have been executed successfully for [***] incidents per the [***].

208	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Validate that WA scripts have been executed successfully for [***] incidents per the [***].

209	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Validate that WA scripts have been executed successfully for [***] incidents per the [***].

210	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Validate that WA scripts have been executed successfully for [***] incidents per the [***].

211	App Support CRM / CIM / RIM / RIML / MicroTelecom	[***]	Validate that WA scripts have been executed successfully for [***] incidents per the [***].

212	O2A: Production Reporting	[***]	Daily report generated and sent consistently (no days missed)

213	O2A: Production Reporting	[***]	Daily report generated and sent consistently (no days missed)

214	O2A: Production Reporting	[***]	Daily report generated and sent consistently (no days missed)

215	O2A: Production Reporting	[***]	Daily report generated and sent consistently (no days missed)

216	O2A: Production Reporting	[***]	Daily report generated and sent consistently (no days missed)

217	O2A: Production Reporting	[***]	Daily report generated and sent consistently (no days missed)

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

218	O2A: Production Reporting	[***]	Daily report generated and sent consistently (no days missed)

219	O2A: Production Reporting	[***]	Daily report generated and sent consistently (no days missed)

220	O2A: Production Reporting	[***]	Daily report generated and sent consistently (no days missed)

221	O2A: Production Reporting	[***]	Daily report generated and sent consistently (no days missed)

222	O2A: KTBR “Keep the Business Running” Responsibilities	[***]	Daily report generated and sent consistently (no days missed)

223	O2A: KTBR “Keep the Business Running” Responsibilities	[***]	MOAs SMART Tickets are created, represented at CAB meetings, and Tracker being updated BEFORE MOAs are run.

224	O2A: KTBR “Keep the Business Running” Responsibilities	[***]	MOAs SMART Tickets are created, represented at CAB meetings, and Tracker being updated BEFORE MOAs are run.

225	O2A: KTBR “Keep the Business Running” Responsibilities	[***]	MOAs SMART Tickets are created, represented at CAB meetings, and Tracker being updated BEFORE MOAs are run.

226	O2A: KTBR “Keep the Business Running” Responsibilities	[***]	MOAs SMART Tickets are created, represented at CAB meetings, and Tracker being updated BEFORE MOAs are run.

227	O2A: KTBR “Keep the Business Running” Responsibilities	[***]	Per QA process, scripts are entered via Scripting Tool consistently - No misses.

228	O2A: KTBR “Keep the Business Running” Responsibilities	[***]	Scripts assigned are delivered. Where applicable, SMART and CAB processes are followed.

229	O2A: KTBR “Keep the Business Running” Responsibilities	[***]	Scripts assigned are delivered. Where applicable, SMART and CAB processes are followed.

230	O2A: KTBR “Keep the Business Running” Responsibilities	[***]	Scripts assigned are delivered. Where applicable, SMART and CAB processes are followed.

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

231	O2A: KTBR “Keep the Business Running” Responsibilities	[***]	Scripts assigned are delivered. Where applicable, SMART and CAB processes are followed.

232	O2A: KTBR “Keep the Business Running” Responsibilities	[***]	Communication is validated by USCC team and sent to impacted business teams by USCC, to impacted I/S teams by Amdocs

233	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and sent consistently (no days missed)

234	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and sent consistently (no days missed)

235	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily SO % remains at or below expected targets

236	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily SO % remains at or below expected targets

237	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily SO % remains at or below expected targets

238	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily SO % remains at or below expected targets

239	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily SO % remains at or below expected targets

240	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	N/A

241	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily SO % remains at or below expected targets

242	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily SO % remains at or below expected targets

243	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily SO % remains at or below expected targets

244	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily SO % remains at or below expected targets

245	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	EOL Backordered Orders remain BELOW expected targets

246	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated (no days missed)

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

247	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and published to SharePoint (no days missed)

248	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	CSR cancelled orders are cancelled successfully - evidence that these are handled correctly for at minimum [***]

249	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and published to SharePoint (no days missed)

250	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and published to SharePoint (no days missed)

251	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and published to SharePoint (no days missed)

252	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and published to SharePoint (no days missed)

253	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and published to SharePoint (no days missed)

254	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and published to SharePoint (no days missed)

255	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and published to SharePoint (no days missed)

256	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and published to SharePoint (no days missed)

257	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and published to SharePoint (no days missed)

258	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and published to SharePoint (no days missed)

259	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated (no days missed)

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

260	O2A: KTLO “Keep the Lights On” - Referred SO	[***]	Daily report generated and published to SharePoint (no days missed)

261	T2	[***]	Report is being produced by Amdocs daily and delivered to USCC

262	T2	[***]	4 flows - Demonstrate Root Cause completed on one of the flows and determine next steps.

263	T2	[***]	Report is produced daily showing the number of Severity 3s (Customers without Service)

264	T2	[***]	[***]

265	T2	[***]	Tickets are being updated frequently per the Severity expectations [***]

266	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

267	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

268	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

269	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

270	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

271	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

272	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

273	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

274	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

275	T2	[***]	Minimum of [***] tickets resolved

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

successfully in the first attempt

276	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

277	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

278	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

279	T2	[***]	Minimum of 5 tickets resolved successfully in the first attempt

280	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

281	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

282	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

283	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

284	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

285	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

286	T2	[***]	Minimum of [***] tickets resolved successfully in the first attempt

287	T2	[***]	Ticket process is followed - [***]

288	T2	[***]	[***] of all tickets worked correctly the first time [***].

289	T2	[***]	[***] of all tickets worked correctly the first time [***].

290	T2	[***]	[***] of all tickets worked correctly the first time [***].

291	T2	[***]	[***] of all tickets worked correctly the first time [***].

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

#	Area	Activity/Qualifier	Target

292	T2	[***]	# NOT handled by Amdocs prior to escalation by Frontline - Below [***] per day for [***] days (excluding Sunday)

293	T2	[***]	Amdocs is handling [***] of all incoming tickets consistently for [***] days and no tickets are being handled by USCC T2.

294	Billing Operations - Consumer Billing	[***]	Execute successfully

295	Billing Operations - Consolidated Billing	[***]	Execute successfully

296	T2	[***]	Execute successfully

297	T2	[***]	Execute successfully

298	T2	[***]	Execute successfully

299	Infra	[***]	Create a tracking and communication mechanism with USCC and tune two queries impacting performance

300	Infra	[***]	Add a column in the RTN document and populated with the next release of the RTN.

301	Infra	[***]	n/a

302	Infra	[***]	Participate in [***] incident bridges.

303	Infra	[***]	Ensure the temp table space is maintained [***].

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ANNEX B

Performance Requirements (SLAs and KPIs)

1.                                      Introduction

This Annex B to sets forth the specific terms applicable to the Service Levels and KPIs applicable to the Services provided under Managed Services Statement of Work Number 1 (this “MSSOW”) and the MSOWMS.  The terms of the MSOWMS, including those set forth in Schedule B thereof, apply to this Annex B.

2.                                      Exhibits

Exhibit B-1 attached hereto sets forth all of the Service Levels and KPIs applicable under this MSSOW.

3.                                      Measurement and Reporting

With reference to the support tools referred to in Section 5.3 of Schedule B of the MSOWMS, each Party shall make such tools available to the other Party on the Commencement Date in accordance with Appendix 9 of this MSSOW.

4.                                      At Risk Amount

With reference to Section 6.2 of Schedule B of the MSOWMS, the At Risk Amount under this MSSOW is [***] of the then-current monthly Services Fees; provided, however, that during the period from the Commencement Date to December 31, 2014, the monthly At-Risk Amount shall equal $[***] and, for the purposes of Section 9.1 of the Agreement, [***].  For the avoidance of doubt, for purposes of Section 6.2 of Schedule B of the MSOWMS, Service Fees shall not include Equipment, software, taxes, or other expenses that are passed through to USCC as approved Pass-Through Expenses including, without limitation, travel and associated living expenses.

5.                                      Exceptions

With reference to Section 8 of Schedule B of the MSOWMS, measurement of Provider’s performance of the Services against the Service Levels and KPIs set forth in Exhibit B-1 to this Annex B shall exclude the exceptions listed under each Service Level or KPI as well as the following for all Service Levels:

(a)                                 Failures that are not related to the B/OSS Solution including, without limitation: (i) adverse impacts caused by USCC or any of USCC’s Third Party Contractors, and (ii) failures related to direct fulfillment issues that are external to the B/OSS Solution;

(b)                                 Failures related to tickets that were initiated prior to the Commencement Date (i.e., backlog as of the Commencement Date);

(c)                                  Failures occurring during the time period commencing upon (i) USCC’s declaration of a disaster and ending on the [***] day after USCC’s declaration of returning to business as usual following recovery from a disaster and/or (ii) the occurrence of a Provider Disastrous Incident and ending on the sooner of (A) the full restoration of the Service or

Annex B (MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(B) the Service restoration timelines listed in Section 3 of Schedule E of the MSOWMS, and subject to the terms thereof;

(d)                                 System transaction response times spent in Systems that are under USCC or USCC’s Third-Party Contractors’ responsibility (other than USCC Systems that serve as a platform for the B/OSS Solution); and

(e)                                  System response time metrics collected during agreed-upon scheduled maintenance windows.

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit B-1

Service Levels and Key Performance Indicators

1.              General

1.1.                            Scope

In the provision of the Services, Amdocs will measure and report its performance of the services against the Service Levels set forth in this Exhibit B-1, and their Service Level Components, as further described below.

1.2.                            Service Levels

Number	Service Level	Section
1.	Non-Consolidated Billing Timeliness	2.1.1
2.	Non-Consolidated Billing Accuracy (Amount)	2.1.2
3.	Consolidated Billing Timeliness	2.2.1
4.	Consolidated Billing Accuracy (Amount)	2.3
5.	System Availability	2.4.1
6.	Functional Availability	2.5
7.	System End-to-End Response Time	2.6
8.	Irreconcilable Transactions	2.6.1
9.	Business Transaction Success Rate Group 1	2.6.2
10.	Business Transaction Success Rate Group 2	2.6.2
11.	Business Transaction Success Rate Group 3	2.6.2
12.	Incident Restoration- Severity 1	2.7.1
13.	Incident Restoration- Severity 2	2.7.1
14.	Incident Restoration- Severity 3	2.7.1
15.	Incident Restoration- Severity 4	2.7.1
16.	Defect Resolution	2.8
17.	O2A Fallout Resolution	2.9

Exhibit B-1 (Annex B MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Key Performance Indicators (KPIs)

Number	Service Level	Section
1.	Usage Readiness for Billing	3.1
2.	XML/PDF Billing Timeliness	3.2
3.	Non-Consolidated Revenue	3.3
4.	Consolidated Uncollected Revenue	3.4
5.	Bill Preparation and QA Mode	3.5
6.	Bill Reject Resolution and Rerun Timeliness	3.6
7.	Confirmation Timeliness	3.7
8.	Non-Consolidated Billing Accuracy (Content and Display)	3.8
9.	Consolidated Billing Accuracy (Content and Display)	3.9
10.	Service Request	3.10
11.	Atomic API Response Time	3.11
12.	EOM and EOD Timeliness	3.12
13.	Manual Intervention	3.13
14.	Incident Response	3.14
15.	Reopen Rate	3.15
16.	Incident Restoration S5	3.16
17.	Reporting Timeliness	3.17
18.	Environments Delivered On Time	3.18
19.	Infra Defects	3.19
20.	RCA Timeliness	3.20
21.	On-time Action Items	3.21
22.	Stuck Order Fallout Percentage	3.22

1.3.                            Definitions

TERM	DEFINITION
CIM	Amdocs Customer Manager-smart client software
GE	Greater than or equal to
GT	Greater than
LE	Less than or equal to

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

TERM	DEFINITION
LT	Less than
MCSS	Amdocs Multichannel Self Service Software
MicroTelecom	MicroTelecom software for point-of-sale functionality
Order Fallout	[***]
Overflow Stuck Order	See Attachment 2 to this Exhibit B-1
Priority 1 Stuck Order	See Attachment 2 to this Exhibit B-1
Priority 2 Stuck Order	See Attachment 2 to this Exhibit B-1
Priority 3 Stuck Order	See Attachment 2 to this Exhibit B-1
Referred Stuck Order	See Attachment 2 to this Exhibit B-1
RIM	Amdocs Retail Interaction Manager software
RIM LITE	Amdocs Retail Interaction Manager Software for Agents
Severity Levels	[***]
Severity Levels	[***]
SI	Service Impacting Incidents.
Stuck Order or SO	See Attachment 2 to this Exhibit B-1
Turbo Charging	Amdocs Turbo Charging software component of Amdocs Revenue Management software
Unplanned Outage	An outage that is neither planned nor agreed upon by the parties in writing or in the change management record as used in the IT change management process in USCC’s SharePoint site.
UTS	Unified Ticketing System which is Amdocs ticketing system
Work-around

An alternative way to perform a business activity, provided by Tier 2 and/or Tier 3 and/or Tier 4, that can be used in order to mitigate or avoid the impact of an issue without resolving the root cause of such issue.

2.              Service Levels

2.1.                            Non-Consolidated Billing

2.1.1.      Non-Consolidated Billing Timeliness

Service Level Name:	Non-Consolidated Billing Timeliness

3

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustments	[***]
Exceptions	[***]

Non-Consolidated Billing Timeliness	Service Level Target (Short Term) Service Level Term: Commencement Date – 12/31/2014	Service Level Target (Long Term) Service Level term: 1/1/2015 – end of the Term	Weighting Factor
Blue	[***]	[***]	[***]
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]
Black		[***]

2.1.2.      Non-consolidated Billing Accuracy (Amount)

Service Level Name:	Non-Consolidated Billing Accuracy (Amount)
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustments	[***]

4

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exceptions	[***]

Non- Consolidated Billing Accuracy (Amount)	Service Level target (Short Term) Service Level Term: Commencement Date – 3/31/2015	Service Level target (Long Term) Service Level Term: 4/1/2015 – End of Term	Weighting Factor
Blue	[***]	[***]	[***]
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]
Black		[***]

2.2.                            Consolidated Billing

2.2.1.      Consolidated Billing Timeliness

Service Level Name:	Consolidated Billing Timeliness
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustments	[***]
Exceptions	[***]

5

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Consolidated Billing Timeliness	Service Level Target (Short Term) Service Level Term: Commencement Date – 12/31/2014	Service Level Target (Long Term) Service Level Term: 1/1/2015- End of Term	Weighting Factor
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]
Black		[***]

2.3.                            Consolidated Billing Accuracy (Amount)

Service Level Name:	Consolidated Billing Accuracy (Amount)
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustments	[***]
Exceptions	[***]

Consolidated Billing Accuracy (Amount)	Service Level Target (Short Term) Service Level Term: Commencement Date – 10/1/2014 – 3/31/2015	Service Level Target (Long Term) Service Level Term: 4/1/2015- End of Term	Weighting Factor
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]

6

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.4.                            Availability

2.4.1.      System Availability

Service Level Name:	B/OSS Solution Availability
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustments	[***]
Exceptions	[***]

System Availability	Service Level Target (Short Term) Service Level Term: Commencement Date – 12/31/2014	Service Level Target (Long Term) Service Level Term: 1/1/2015- End of Term	Weighting Factor
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]

2.5.                            Functional Availability

Service Level Name:	Functional Availability
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]

7

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Post-Release Adjustments:	[***]
Exceptions:	[***]

Functional Availability	Service Level Target (Short Term) Service Level Term: Commencement Date – 12/31/2014	Service Level Target (Long Term) Service Level Term: 1/1/2015- End of Term	Weighting Factor
Blue	[***]	[***]	[***]
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]
Black		[***]

2.6.                            System End-to-End Response Time

Service Level Name:	System End-to-End Response Time
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustments:	[***]
Exceptions:	[***]

8

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

End-To-End Response Time	Service Level Target (Short Term) Service Level Term: December 1, 2014 – February 28, 2015

Service Level Target
(Short Term – Extended, if
applicable)
Service Level Term:
March 1, 2015 – the agreed-
upon date on which agreed-
upon long term Service Level
Targets become effective
(such date, the “E2E Long
Term Start Date”)

			Service Level Target (Long Term) Service Level Term: E2E Long Term Start Date - end of the Term	Weighting Factor
Blue	[***]	[***]	[***]	[***]
Green	[***]	[***]	[***]	[***]
Yellow	[***]	[***]	[***]	[***]
Red	[***]	[***]	[***]	[***]

[***]

2.6.1.      Irreconcilable Transactions

Service Level Name:	Irreconcilable Transactions
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustments:	[***]
Exceptions:	[***]

9

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Irreconcilable Transactions	Service Level Target (Short Term) Service Level Term: Commencement Date – 12/31/2014	Service Level Target (Long Term) Service Level Term: 1/1/2015- End of Term	Weighting Factor
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]

2.6.2.      Business Transaction Success Rate

Service Level Name:	Business Transaction Success Rate
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustments:	[***]
Exceptions:	[***]

Business Transaction Success Rate – Group 1	Service Level Target (Short Term) Service Level Term: Commencement Date – 12/31/2014	Service Level Target (Long Term) Service Level Term: 1/1/2015- End of Term	Weighting Factor
Blue	[***]	[***]	[***]
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]

10

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Business Transaction Success Rate – Group 2	Service Level Target (Short Term) Service Level Term: Commencement Date – 12/31/2014	Service Level Target (Long Term) Service Level Term: 1/1/2015- End of Term	Weighting Factor
Blue	[***]	[***]	[***]
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]

Business Transaction Success Rate – Group 3	Service Level Target (Short Term) Service Level Term: Commencement Date – 12/31/2014	Service Level Target (Long Term) Service Level Term: 1/1/2015- End of Term	Weighting Factor
Blue	[***]	[***]	[***]
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]

2.7.                            Incident Restoration

2.7.1.      Incident Restoration Severity 1-Severity 4

Service Level Name:	Incident Restoration Severity 1-Severity 4
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustments:	[***]
Exceptions:	[***]

11

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Incident Restoration Time – Severity 1	Service Level Target (Short Term) Service Level Term: Commencement Date – 12/31/2014	Service Level Target (Long Term) Service Level Term: 1/1/2015- End of Term	Weighting Factor
Blue	[***]	[***]	[***]
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]

Incident Restoration Time – Severity 2	Service Level Target (Short Term) Service Level Term: Commencement Date – 12/31/2014	Service Level Target (Long Term) Service Level Term: 1/1/2015- End of Term	Weighting Factor
Blue	[***]	[***]	[***]
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]

12

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Incident Restoration Time – Severity 3	Service Level Target (Short Term) Service Level Term: Commencement Date – The earlier of 5/31/2015 OR monthly bundle post R5	Service Level Target (Long Term) Service Level Term: The earlier of 6/1/2015 OR monthly bundle post R5- End of Term	Weighting Factor
Blue	[***]	[***]	[***]
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]

Incident Restoration Time – Severity 4	Service Level Target (Short Term) Service Level Term: Commencement Date – 12/31/2014	Service Level Target (Long Term) Service Level Term: 1/1/2015- End of Term	Weighting Factor
Blue	[***]	[***]	[***]
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]

13

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.8.                            Defect Resolution

Service Level Name	Defect Resolution
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustments:	[***]
Exceptions:	[***]

Defect Resolution Time	Service Level Target (Short Term) Service Level Term: Commencement Date – 12/31/2014	Service Level Target (Long Term) Service Level Term: 1/1/2015- End of Term	Weighting Factor
Blue	[***]	[***]	[***]
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]

2.9.                            O2A Fallout Resolution

Service Level Name:	O2A Fallout Resolution
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]

14

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Post-Release Adjustments:	[***]
Exceptions:	[***]

O2A Fallout Resolution	Service Level Target Short Term Service Level Term: Commencement Date – 12/31/14	Service Level Target Service Level Term: Commencement Date – End of Term	Weighting Factor
Blue	[***]	[***]	[***]
Green	[***]	[***]	[***]
Yellow	[***]	[***]	[***]
Red	[***]	[***]	[***]

15

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.                                      Key Performance Indicators (KPI)

3.1.                            USAGE READINESS FOR BILLING

KPI Name:	Usage Readiness for Billing
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
KPI Target	[***]

3.2.                            XML/PDF BILLING TIMELINESS

KPI Name:	XML/PDF Billing Timeliness
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]

16

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

KPI Target	[***]

3.3.                            NON- CONSOLIDATED UNCOLLECTED REVENUE

KPI Name:	Non- Consolidated Uncollected Revenue
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
KPI Target	[***]

3.4.                            CONSOLIDATED UNCOLLECTED REVENUE

KPI Name:	Consolidated Uncollected Revenue
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
KPI Target	[***]

17

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.5.                            BILL PREPARATION AND QA MODE

KPI Name:	Bill Preparation and QA Mode
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
Exceptions	[***]
KPI Target	[***]

3.6.                            BILLING REJECT RESOLUTION AND RERUN TIMELINESS

KPI Name:	Billing Reject Resolution and Rerun Timeliness
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
KPI Target	[***]

18

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.7.                            CONFIRMATION TIMELINESS

KPI Name:	Confirmation Timeliness
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
KPI Target	[***]

3.8.                            NON-CONSOLIDATED BILLING ACCURACY (CONTENT AND DISPLAY)

KPI Name:	Non-Consolidated Billing Accuracy (content and display)
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
Exceptions	[***]
KPI Target	[***]

19

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.9.                            CONSOLIDATED BILLING ACCURACY (CONTENT AND DISPLAY)

KPI Name:	Consolidated Bill accuracy (content and display) Example: Correct name on the bill
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
Exceptions	[***]
KPI Target	[***]

3.10.                     SERVICE REQUEST

KPI Name:	Service Request
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
KPI Target	[***]

20

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.11.                     ATOMIC API RESPONSE TIME

KPI Name:	Atomic API Response Time
Description:	[***]
Formula	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
Exceptions	[***]
KPI Target	[***]

3.12.                     EOM AND EOD TIMELINESS

KPI Name:	EOM and EOD timeliness
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
KPI Target	[***]

21

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.13.                     MANUAL INTERVENTION

KPI Name:	Manual Intervention
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
KPI Target	[***]

3.14.                     INCIDENT RESPONSE

KPI Name:	Incident Response
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
Exceptions	[***]
KPI Target	[***]

22

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.15.                     REOPEN RATE PERCENTAGE

KPI Name:	Reopen Rate Percentage
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
Exceptions	[***]
KPI Target	[***]

3.16.                     INCIDENT RESTORATION S5

KPI Name:	Incident Restoration S5
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
Exceptions	[***]
KPI Target	[***]

23

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.17.                     REPORTING TIMELINESS

KPI Name:	Reporting Timeliness
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
Exceptions	[***]
KPI Target	[***]

3.18.                     NON-PRODUCTION ENVIRONMENTS DELIVERED ON TIME

KPI Name:	Non-Production Environments delivered on time
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
Exceptions	[***]
KPI Target	[***]

24

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.19.                     NON-PRODUCTION INFRA DEFECTS

KPI Name:	Non-Production Infra Defects
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
Exceptions	[***]
KPI Target	[***]

3.20.                     RCA TIMELINESS

KPI Name:	RCA Timeliness
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
Exceptions	[***]
KPI Target	[***]

3.21.                     ON-TIME ACTION ITEMS

KPI Name:	On-time Action Items

25

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
Exceptions	[***]
KPI Target	[***]

3.22.                              STUCK ORDER FALLOUT PERCENTAGE

KPI Name:	Stuck Order Fallout Percentage
Description:	[***]
Formula:	[***]
Measurement Period:	[***]
Data Source:	[***]
Post-Release Adjustment	[***]
Exceptions	[***]
KPI Target	[***]

26

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 1 to Exhibit B-1

Critical Business Transactions

[***]

Attachment 1 to Exhibit B-1 (Annex B MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 2 to Exhibit B-1

[***] Definitions and Terms

1.                                      Introduction

This Attachment 2 to Exhibit B-1 sets forth the specific definitions and terms applicable to the [***] Level.

2.                                      Definitions

[***]

Attachment 2 to Exhibit B-1 (Annex B MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ANNEX C

Service Fees

All Service Fees in U.S.
Dollars

Fees	From the Commencement Date through December 31, 2014)	January 1,2015 – June 30, 2015	July 1,2015 – June 30, 2016	July 1,2016 – June 30, 2017	July 1,2017 – June 30, 2018	July 1,2018 – September 30, 2019

Monthly Service Fee	[***]	[***]	[***]	[***]	[***]	[***]

Total Transition Services Fees:	[***]
Total projected Monthly Service Fees from Commencement Date through September 30, 2019:	[***]

In consideration of Provider’s provision of OMS Support services and for infrastructure-related services provided from June 9, 2014 through the Commencement Date, Provider and USCC hereby acknowledge that any fees payable for such services are included in the Service Fees set forth in this Annex C.

The Service Fee excludes Provider’s travel and associated living expenses, which will be reimbursed by USCC in accordance with Section 3.2 of the MSOWMS.

The Service Fees herein are subject to the Envelope Parameters set forth in Exhibit C-3.

[***]

Amdocs acknowledges that, in connection with the System End-to-End Response Time Service Level in Section 2.6 of Exhibit B-1 to Annex B of this MSSOW, there is the potential for USCC to hold back a portion of the Monthly Service Fee under certain conditions set forth therein.

Annex C (MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit C-1: Financial Responsibility Matrix

Table 1

Facilities		Asset and Expense Allocation: Capital / Expense / Lease Cost
Furnishings		Current Assets	Refresh	Upgrade / Enhance	Growth
USCC Facilities		—	—	—	—
USCC Personnel on USCC premises
	Data telecommunications service and access fees	USCC	USCC	USCC	USCC
	Telecommunication circuit provisioning	USCC	USCC	USCC	USCC
	Long distance phone calls	USCC	USCC	USCC	USCC
	Local phone calls	USCC	USCC	USCC	USCC
	Use of office space	USCC	USCC	USCC	USCC
	Use of office supplies	USCC	USCC	USCC	USCC
	Use of other office equipment	USCC	USCC	USCC	USCC
Provider Facilities
	Data telecommunications service and access fees	Provider	Provider	Provider	Provider
	Telecommunication circuit provisioning	Provider	Provider	Provider	Provider
	Long distance phone calls	Provider	Provider	Provider	Provider
	Local phone calls	Provider	Provider	Provider	Provider
	Use of office space	Provider	Provider	Provider	Provider
	Use of office supplies	Provider	Provider	Provider	Provider
	Use of other office equipment	Provider	Provider	Provider	Provider
All Resource Categories
Provider Personnel on USCC premises
	Long distance phone calls (only in United States)	USCC	USCC	USCC	USCC
	Local phone calls	USCC	USCC	USCC	USCC
	Use of office space	USCC	USCC	USCC	USCC
	Use of office supplies	USCC	USCC	USCC	USCC
	Use of other office equipment	USCC	USCC	USCC	USCC

Exhibit C-1 (Annex C MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 2

Software Resource	Asset Allocation: License / Lease Cost	Replacement	SW			Contract Expenses
Category:	Current License	SW	Currency	Release/Upgrade	Growth	Maintenance
Infrastructure at Provider Facilities
All basic personal computer software	Provider	Provider	as determined by Amdocs	Provider	Provider	Provider
All application development software tools	Provider	Provider	as determined by Amdocs	Provider	Provider	Provider
All server, networking, and management software	Provider	Provider	as determined by Amdocs	Provider	Provider	Provider
All software needed to perform Provider Services	Provider	Provider	as determined by Amdocs	Provider	Provider	Provider
	—	—	—	—	—	—
Infrastructure at USCC Facilities
All basic personal computer software for Provider Personnel	Provider	Provider	as determined by Amdocs	Provider	Provider	Provider
All application development software tools	N/A	N/A	as determined by USCC	N/A	N/A	N/A
All server, networking, and management software	USCC	USCC	as determined by USCC	USCC	USCC	USCC
Remote access (e.g., Citrix) software (Initial Quantities)	USCC	USCC	as determined by USCC	USCC	USCC	USCC
Remote access (e.g., Citrix) software Additional Quantities)	as indicated in Table 4 herein	as indicated in Table 4 herein		as indicated in Table 4 herein	as indicated in Table 4 herein	as indicated in Table 4 herein
All other software needed to perform the Services	Provider	Provider	as determined by Amdocs	Provider	Provider	Provider

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 3

Equipment	Asset Allocation:					Contract
Resource	Capital / Lease Cost			Upgrade /		Expenses
Categories	Current Assets	Refresh	Cycle	Enhance	Growth	Maintenance
Infrastructure at Provider Facilities
All personal computing Equipment	Provider	Provider	as determined by Amdocs	Provider	Provider	Provider
All telecommunications Equipment	Provider	Provider	as determined by Amdocs	Provider	Provider	Provider
All server, networking, and management Equipment	Provider	Provider	as determined by Amdocs	Provider	Provider	Provider
All hardware needed to perform Provider Services	Provider	Provider	as determined by Amdocs	Provider	Provider	Provider
All other Equipment	Provider	Provider	as determined by Amdocs	Provider	Provider	Provider
Infrastructure at USCC Facilities
All personal computing Equipment for Provider Personnel	Provider	Provider	as determined by Amdocs	Provider	Provider	Provider
All telecommunications Equipment	USCC	USCC	As determined by USCC	USCC	USCC	USCC
All server, networking, and management Equipment	USCC	USCC	As determined by USCC	USCC	USCC	USCC
All other Equipment	USCC	USCC	As determined by USCC	USCC	USCC	USCC

Provider Personnel	Salary & Benefits	Travel	Training	Relocation	Staffing Incr. / Decr.	Severance
Transitioned Employees	N/A	N/A	N/A	N/A	N/A	N/A
Subcontractors	Provider	USCC	Provider	N/A	Provider	Provider
Third-Party Contracts	USCC	USCC	USCC	USCC	USCC	USCC
Supplemental Provider Personnel	Provider	USCC	Provider	As agreed by the Parties	Provider	Provider

3

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Table 4

Application	Initial Quantities	USCC-Required Additional Quantities	Amdocs-Required Additional Quantities*	Pre-Approved Additional Quantities	Party Financially Responsible for Additional Quantities
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]			[***]
[***]	[***]	[***]			[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]			[***]
[***]	[***]	[***]			[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]				[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]			[***]
[***]	[***]				[***]
[***]	[***]	[***]			[***]
[***]	[***]	[***]			[***]

*Provider will submit its requirements for Pre-Approved Additional Quantities eight weeks in advance of the date the software is required, to enable USCC to load the software or increase the capacity of the Jump Server.

4

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

**HP Quality Center is subject to Site concurrent  license, Area (North America) concurrent license or Global concurrent license, Provider must submit its requirements by location by the date the software is required to ensure USCC’s is in compliance with its software license terms and conditions.

***Provider will submit its requirements for USCC-Required Additional Quantities eight weeks in advance the date the software is required for review and approval.

5

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit C-2: Termination Fees

	Contract Year (Beginning of Year)
	Year 1	Year 2	Year 3	Year 4	Year 5	End of Contract
	Total	Total	Total	Total	Total	Total

	N/A	N/A	N/A	$8,000,000	$4,000,000	$0

	Termination Fees by Month

	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6

	$8,000,000	$7,666,667	$7,333,333	$7,000,000	$6,666,667	$6,333,333
Contract Year 4
	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

	$6,000,000	$5,666,667	$5,333,333	$5,000,000	$4,666,667	$4,333,333

	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6

	$4,000,000	$3,666,667	$3,333,333	$3,000,000	$2,666,667	$2,333,333
Contract Year 5
	Month 7	Month 8	Month 9	Month 10	Month 11	Month 12

	$2,000,000	$1,666,667	$1,333,333	$1,000,000	$666,667	$333,333

Exhibit C-2 (Annex C MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Exhibit C-3: Envelope Parameters

1.              Envelope Parameter Changes and Associated Service Fee Adjustments

1.1.         The Envelope Parameters specified in the Table in Section 4 (the “Envelope Parameters Table”) represent the sizing and capacity assumptions relating to the Services.

1.2.         Provider shall perform the Services for the monthly Service Fees in accordance with the performance requirements set forth in Schedule B to the MSOWMS. The monthly Service Fees are subject to adjustment due to changes to the Envelope Parameters as described herein.

1.3.         Provider and USCC shall continuously monitor the Envelope Parameters and collaborate in capacity planning and Envelope Parameter resetting when such Envelope Parameters exceed or are expected to exceed their respective Metric Thresholds as described herein. [***]  In connection with the Services, to the extent USCC is reasonably able to do so, USCC shall provide Provider with advance notice of any event and/or technical and/or business changes which may cause any of the Envelope Parameters to exceed their respective Metric Threshold.  In the event that any actual Envelope Parameter number exceeds its Metric Threshold [***] duration of the Tolerance Period listed in Column C, then the Service Fee for each month following the end of such Tolerance Period, shall be increased by an amount specified in Column G to the Envelope Parameters Table (“Service Fee Adjustment”) that corresponds to the volume of incremental growth listed in Column F to the Envelope Parameters Table, and the associated Metric Threshold in Column B to the Envelope Parameters Table shall be automatically increased to include such incremental growth.  If the increase to the actual Envelope Parameter number is within an incremental growth range listed in Column F to the Envelope Parameters Table, then the Metric Threshold will be increased by an amount that is equal to the maximum amount of such range.

By way of example, using the second row of the Envelope Parameters Table, if the actual number of Prepaid Active Subscribers (the Envelope Parameter in Column A of the Envelope Parameters Table) were to increase above [***]M (the Metric Threshold in Column B of the Envelope Parameters Table) at least once during each Business Day within a [***] calendar day period (the Tolerance Period in Column C of the Envelope Parameters Table), with such increases in Subscribers above such [***]threshold ranging anywhere from [***] to [***] across all such Business Days, then because those subscriber increases for all such Business Days were within the 1 to [***] range (the Incremental Growth in Column F of the Envelope Parameters Table), on the day following the end of such [***] calendar day period, the monthly Service Fee would be increased by the amount of [***] (the Service Fee Adjustment in Column G of the Envelope Parameters Table).  In addition, the Metric Threshold of [***]M would be increased by [***] (the maximum amount of the 1 to [***] Incremental Growth range in Column F of the Envelope Parameters Table).

1.4.         [***].

Exhibit C-3 (Annex C MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.              Definitions

2.1.         “Metric Threshold” shall mean the level or value of an Envelope Parameter against which changes to such level or value are measured during the Term.

2.2.         “Tolerance Period” shall mean the number of calendar days during which the actual number of each Envelope Parameter is measured against its Metric Threshold pursuant to section 1.3.

2.3.         “Subscriber” shall mean a Device (a) that utilizes services that are supported by B/OSS Solution and made available to such device using a USCC Network, and/or (b) for which related data (e.g., contact information and billing data) is stored in B/OSS Solution.  For purposes of the foregoing definition:  (i) a “USCC Network” means a network of any of USCC, its Affiliates, [***]; and (ii) a “Device” means (A) a wireless device with a unique subscription ID, (B) a wireless device that contains more than one unique subscription ID (e.g., a unique LTE ID and a unique CDMA ID), or (C) a unique subscription ID that is portable to more than one wireless device but may only be used in one such wireless device at any time (e.g., a unique subscription ID contained on a LTE SIM card).

3.              General

3.1.         The Envelope Parameters may need to be altered, added or removed throughout the Term of the MSSOW as products and/or functionality change. All such alterations, additions and/or removals shall be implemented through written agreement between Provider and USCC.

3.2.         At any time during the Term, USCC shall ensure the Production Environment has sufficient third-party hardware and software resources to support the then-current Metric Thresholds of all Envelope Parameters.

4.              Envelope Parameters Table

Column A Envelope Parameter	Column B Metric Threshold	Column C Tolerance Period	Column D Comments and Notes	Column E Additional Description of Envelope Parameter	Column F Incremental Growth	Column G Service Fee Adjustment
Number of Postpaid Active Subscribers	[***]	[***]	[***]	The number of Postpaid Active Subscribers on the System	[***] Postpaid Subscribers	The monthly Service Fee shall increase by [***] Postpaid Subscribers to the Metric Threshold

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Number of Prepaid Active Subscribers	[***]	[***]	[***]	The number of Prepaid Active Subscribers on the System.	[***]	The monthly Service Fee shall increase by [***] Prepaid Subscribers to the Metric Threshold

Number of Average Incoming Events per Subscriber per day	[***]	[***]	[***]

The average number of Network Events per Active Subscriber in a single day.

A “Network Event” as used in this Exhibit C-3 indicates network activity (incoming and outgoing) handled by the device measured in volume, duration and/or occurrences.  (i.e., Voice Call, Data/Internet, SMS, MMS)

[***] average Network Events per Subscriber per day.

The monthly Service Fee shall increase by [***] average Network Events per Subscriber per day to the Metric Threshold; in addition, a one-time fee for system improvements may apply (subject to an agreement by the parties).

Billing cycles for Retail Customers	[***]	[***]		The total number of billing cycles handled by the B/OSS Solution in a month.	One billing cycle; CR for testing

The monthly Service Fee shall increase by [***]; in addition, a one-time setup fee of [***] will apply for each one billing cycle added to the Metric Threshold.

The fee for testing such new billing cycle shall be agreed upon by the parties.

Billing cycles for Consolidator Customers	[***]	[***]		The total number of billing cycles handled by the B/OSS Solution in a month.	One billing cycle

The monthly Service Fee shall increase by [***]; in addition, a one-time fee of [***] will apply for each one billing cycle added to the Metric Threshold.

The fee for testing such new billing cycle shall be agreed upon by the parties.

3

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Number of Subscribers in Largest Bill Cycle	[***]	[***]	[***]	Per (i) number of Subscribers in the largest billing cycle; or (ii) the total number of billing cycles handled by the B/OSS Solution	Number of Subscribers in the largest billing cycle over and above the Metric Threshold; or One Billing Cycle

If the solution is to increase the number of Subscribers in the largest billing cycle, then the Service Fee Adjustment shall be as agreed upon by the parties; if the solution is to increase the number of billing cycles, then such increase will be handled in accordance with the Service Fee Adjustment for Billing Cycles for Retail Customers and/or Billing Cycles for Consolidator Customers

Environments support	[***]	[***]	[***]	Total number of environments that are supported by Provider	One Flat Stand Alone environment	To add one Flat Stand Alone environment to the Metric Threshold, a one-time fee of [***] shall apply and the monthly Service Fee shall increase by [***]
					One Integrative environment	To add one Integrative environment to the Metric Threshold, a one-time fee of [***] shall apply and the monthly Service Fee shall increase by [***]
					One Product-Like environment	To add one production-like environment to the Metric Threshold, a one-time fee of [***] shall apply and the monthly Service Fee shall increase by [***]

4

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Number of Concurrent Active Users across CRM, RIM and RIM LITE (CSRs and retail users)	[***]	[***]	Maximum number of Concurrent Active Users (CSRs and Retail users) supported by the B/OSS Solution system	[***]	The monthly Service Fee shall increase by [***] Active users to the Metric Threshold

5

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

There is no adjustment to the monthly Service Fee for adding [***] provided that there is no special effort or support required from Provider for the set-up of such new stores or call centers.  The setup of a new store or call center that is not similar to an existing location and hence requiring testing of the configuration will be handled via the Change Control Procedures set forth in Schedule F to the MSOWMS.

5.              Select Statements

5.1.         The database select statements identified in this Section 5 are provided for illustration purposes and may change over time.

5.2.         Number of Postpaid Active Subscribers.

(a)                                 Description:

Active Subscribers are —

[***]

(b)                                 Select Statement:

[***]

5.3.         Number of Prepaid Active Subscribers.

(a)                                 Description:

Active Subscribers are —

[***]

(b)                                 Select Statement:

[***]

6

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.4.         Number of Average Incoming Events per Subscriber per day.

(a)                                 Description: [***]

(b)                                 Select Statement:

[***]

5.5.         Billing Cycles for Retail Customers.

(a)                                 Select Statement:

[***]

5.6.         Billing Cycles for WS/Reseller Customers.

Select Statement:

[***]

5.7.                                        Number of Postpaid Active Subscribers.

(a)                                 Description: [***]

(b)                                 Select Statement:

[***]

7

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.8.                                        Number of Concurrent Active Users.

(a)                                 Description:  [***]

(b)                                 Data Source:  [***].

8

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ANNEX D

Governance

1.                                      Key Persons

In accordance with Schedule D to the MSOWMS, the following people are Key Persons under this Exhibit and, to the extent applicable, the individual listed for a Key Person position is approved by USCC to hold such position as of the Commencement Date:

Team	Key Person Position	Key Person Approved for Key Person Position	Level of Effort
Executive Steering Committee	Client Business Executive	[***]	100%
	Service Partners	[***]	50%
		[***]	50%
Service Management Committee	Customer Operations Manager (COM) —Contract Manager	[***]	100%
	O2A Manager	[***]	100%
		[***]	100%
Operations Management Committee	Operation Manager	[***]	100%
		[***]	50%
		[***]	50%
		[***]	50%
	Operation Manager	[***]	60%
	Project Manager	[***]	100%
Transition	Transition Manager	[***]	Dedicated for USCC Transition

Annex D (MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.                                      SMEs

Function	SMEs	Dedicated/Shared
Billing	[***]	Dedicated
Front End MSCC	[***]	Dedicated
FrontEnd (OMS, SE, CRM, RIM, MCSS)	[***]	Dedicated
ADBA	[***]	Dedicated
BackEnd (ABP, APRM, ARCM, AEM):	[***]	Dedicated 50% 50%
RIM	[***]	Dedicated
AAM	[***]	Dedicated
O2A	[***]	Dedicated
CRM	[***]	Dedicated
SRM	[***]	Dedicated

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ANNEX E

Disaster Recovery and Business Continuity

See Schedule E to the MSOWMS.

Annex E (MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ANNEX F

Service Languages/Locations

See Schedule F to the MSOWMS.

Annex F (MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ANNEX G

Termination Assistance

1.                                      General

1.1                               Provider will provide the Termination Assistance Services in accordance with this Annex G in a cooperative manner.  With reference to Section 11.5(a) of the MSOWMS, the Termination Assistance Services set forth in this Annex G shall be deemed to be all of the [***].

1.2                               During the period following the Termination Assistance Commencement Date and until the Expiring Services Termination Date (as defined in Appendix A to the MSOWMS) Provider shall continue to perform Services pursuant to the this MS Bundle and in a manner consistent with Provider’s performance under this MS Bundle prior to the Termination Assistance Commencement Date, and USCC shall continue to pay the Service Fees for the Expiring Services in accordance with Annex C to this MSSOW.

2.                                      Information and Data Provision

No later than [***] days after receiving USCC’s notice of termination or notice of expiration of the relevant MSSOW, Provider shall provide to USCC the following:

2.1                               [***].

2.2                               Descriptions of in-flight Projects and pending Change Request (if any).

2.3                               Any Projects that Provider, at its sole discretion, is proposing to perform as part of termination.

[***]

3.                                      Termination Assistance Services

Provider will perform the following Termination Assistance Services:

3.1                               Provider shall participate in [***] Business Days) of question and answer sessions to be scheduled by USCC (with reasonable prior coordination with Provider). During such question and answer sessions, USCC and/or USCC’s designated Third Party may ask questions related to the Expiring Services in order to gain better understanding and solicit information about such Expiring Services. For the avoidance of doubt, Provider’s obligation to answer such questions shall not exceed Provider’s obligations to disclose information under the MSOWMS and/or the MSSOW

3.2                               Provider shall enable USCC and/or USCC’s designated Third Party to shadow Provider’s Personnel as they perform the Services at USCC locations for a period not to exceed 3 consecutive months (the “Shadowing Period”) during the Termination Assistance Period and prior to the Expiration Services Termination Date. If there are Services performed solely outside of USCC’s locations prior to the commencement of the Shadowing Period, then Provider shall make available during the Shadowing Period, representative Provider Personnel who will perform such Services at USCC’s location or remotely if technically feasible and Provider’s travel and associated living expenses related to such representative Provider Personnel shall be considered Excessive Travel Expenses for the purpose of Section 5 of this Annex G.

Annex G (MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.3                               Immediately following the Expiring Services Termination Date, Provider shall retain up to [***] resources of Provider Personnel who will have performed the Expiring Services prior to the Expiring Services Termination Date, as identified by USCC at its sole discretion, for reverse shadowing (the “Reverse Shadowing Team”). The Reverse Shadowing Team will work at USCC’s location for a period not to exceed [***] (the “Reverse Shadowing Period) ending prior to the expiration of the Termination Assistance Period. If USCC desires that Provider Personnel who normally reside outside of USCC’s location be part of the Reverse Shadowing Team, then Provider shall ensure such Provider Personnel is present at USCC’s location or remotely if technically feasible during the Reverse Shadowing Period and Provider’s travel and associated living expenses related to such Provider Personnel shall be considered Excessive Travel Expenses for the purpose of Section 5 of this Annex G. For the avoidance of doubt, during the Reverse Shadowing Period, Provider shall have no responsibility for the performance of the Services, and the Reverse Shadowing Team will assist USCC and/or USCC’s designated Third Party in the form of information and advice only.

3.4                               Upon the earlier of (i) the completion of the Reverse Shadowing Period; and (ii) the expiration of the Termination Assistance Period, the Termination Assistance Services shall be complete.

3.5                               If USCC re-purchases any subset of the Expiring Service immediately following the Expiring Services Termination Date, then Provider shall not be obligated to provide any Termination Assistance Services related to such re-purchased Expiring Services.

4.                                      Coordination Activities

4.1                               Provider shall appoint an experienced manager from its then-existing Provider Personnel (the “Termination Assistance Lead”) who will be USCC’s single point of contact to schedule meetings, discuss any risks and issues and authorize any Provider’s Termination Assistance Services.

4.2                               Provider shall not be responsible for project management activities related to the Termination Assistance Services.

4.3                               Provider shall have no obligation to transfer any of Provider Personnel to USCC and/or USCC’s designated Third Party and the terms related to the solicitation of employees specified in Section 11.16 of the Agreement will apply.

5.                                      Termination Assistance Services Fees

In consideration of Provider’s Termination Assistance Services, the following fees shall apply:

5.1                               USCC shall reimburse Provider for any Excessive Travel Expenses and such reimbursement will not be subject to the cap set forth in Section 3.2 of Schedule C to the MSOWMS.

5.2                               During the Shadowing Period and any time prior to the Expiring Services Termination Date, USCC shall continue to pay the Service Fees for the Expiring Services in accordance with the Annex C to the MSSOW, and such Service Fees will cover also the Termination Assistance Services provided under this Annex G during such time.

5.3                               In consideration of the services provided by the Reverse Shadowing Team during the Reverse Shadowing Period, USCC shall pay a fee (the “Reverse Shadowing Fee”) calculated [***].

5.4                               In case of Termination for Convenience, in consideration of the services provided by the Reverse Shadowing Team during the Reverse Shadowing Period, USCC shall pay a fee (the “Reverse Shadowing Fee”) calculated [***].

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6.                                      Additional Termination Assistance Services

6.1                               USCC may request, and Provider shall propose to provide, additional termination assistance services (each an “Additional Termination Assistance Service”) utilizing the Change Control Procedures set forth in Appendix F to the MSOWMS.

6.2                               Provider’s fees for the provision of such Additional Termination Assistance Services shall be based on the manpower rates set forth in Schedule C to the MSOWMS.

3

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ANNEX H

Deliverables

Functional Area	Document Type	Description	Reporting Frequency (2)	Deliverable type	IP Category
Billing	[***]	[***]	Daily	Report	[***]
Billing	[***]	[***]	Daily/Monthly	Report	[***]
Billing	[***]	[***]	Daily/Monthly	Report	[***]
Accounts Receivable	[***]	[***]	Daily	Report	[***]
Accounts Receivable	[***]	[***]	Daily	Report	[***]
Problem Management	[***]	[***]	Weekly	Report	[***]
BBS	[***]	[***]	Daily	Report	[***]
BBS	[***]	[***]	Daily	Report	[***]
Billing	[***]	[***]	Daily	Report	[***]
Operations	[***]	[***]	Daily	Report	[***]
Release Management	[***]	[***]	After each release	Report	[***]

(2)  Reports whose Reporting Frequency is “Daily” shall be produced as part of end of day jobs and will be made available to USCC by 8:00am U.S. Central Time of the following day unless otherwise noted.

Annex H (MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Functional Area	Document Type	Description	Reporting Frequency (2)	Deliverable type	IP Category
Release Management	[***]	[***]	On Need basis	Report	[***]
Release Management	[***]	[***]	Weekly	Report	[***]
OMS	[***]	[***]	Every Business Day at a time designated by USCC	Report	[***]
General	[***]	[***]	Monthly - First draft by the [***] of the month for the prior month Final reports delivered on the [***].	Report	[***]
General	[***]	[***]	[***]	Report	[***]
General	[***]	[***]	[***]	Report	[***]
OMS	[***]	[***]	Monthly	Report	[***]
OMS	[***]	[***]	[***]	Report	[***]
General	[***]	[***]	Weekly	Report	[***]
OMS	[***]	[***]	[***]	Report	[***]

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Functional Area	Document Type	Description	Reporting Frequency (2)	Deliverable type	IP Category
OMS	[***]	[***]	[***]	Report	[***]
OMS	[***]	[***]	[***]	Report	[***]
OMS	[***]	[***]	As Indicated	Report	[***]
Billing	[***]	[***]	Daily	Report	[***]
Billing	[***]	[***]	Daily	Report	[***]
General	[***]	[***]	Daily	Report	[***]
Billing	[***]	[***]	Daily	Report	[***]
Billing	[***]	[***]	Daily	Report	[***]

3

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Functional Area	Document Type	Description	Reporting Frequency (2)	Deliverable type	IP Category
Infrastructure	[***]	[***]	Monthly and every [***]	Report	[***]
Operations	[***]	[***]	[***]	Report	[***]
Operations	[***]	[***]	Daily	Report	[***]
Operations	[***]	[***]	Daily	Report	[***]
Operations	[***]	[***]	Daily	Report	[***]
Operations	[***]	[***]	Daily	Report	[***]
Operations	[***]	[***]	Daily	Report	[***]
Operations	[***]	[***]	Daily	Report	[***]
Billing	[***]	[***]	Daily	Report	[***]
Billing	[***]	[***]	Daily	Report	[***]
Billing	[***]	[***]	Daily	Report	[***]
Billing	[***]	[***]	Daily	Report	[***]

4

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Functional Area	Document Type	Description	Reporting Frequency (2)	Deliverable type	IP Category
Billing	[***]	[***]	Daily	Report	[***]
Billing	[***]	[***]	Daily	Report	[***]
Billing	[***]	[***]	Cycle based	Report	[***]
Billing	[***]	[***]	Cycle based	Report	[***]
Billing	[***]	[***]	Cycle based	Report	[***]
Billing	[***]	[***]	Cycle based	Report	[***]
Accounts Receivable	[***]	[***]	Daily/Monthly	Report	[***]
Accounts Receivable	[***]	[***]	Upon Execution	Report	[***]
Accounts Receivable	[***]	[***]	Month End	Report	[***]
Accounts Receivable	[***]	[***]	Daily	Report	[***]
Accounts Receivable	[***]	[***]	Daily	Report	[***]
Accounts Receivable	[***]	[***]	Daily	Report	[***]
Accounts Receivable	[***]	[***]	Daily	Report	[***]
Accounts Receivable	[***]	[***]	Month End	Report	[***]
Accounts Receivable	[***]	[***]	Daily	Report	[***]
Accounts Receivable	[***]	[***]	Upon Execution	Report	[***]
Accounts Receivable	[***]	[***]	On Need basis	Report	[***]
Accounts Receivable	[***]	[***]	Daily	Report	[***]

5

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Functional Area	Document Type	Description	Reporting Frequency (2)	Deliverable type	IP Category
Disaster Recovery	[***]	[***]	Within [***] days after each test	Report	[***]
Change Management	[***]	[***]	By request (during audit)	Report	[***]
Problem Management	[***]	[***]	[***] days after incident restoration	Report	[***]
BBS	[***]	[***]	Daily	Report	[***]
Operations	[***]	[***]	Daily/Weekly	Report	[***]
RIM/MT	[***]	[***]	Daily	Report	[***]
CIM/RIM/MT	[***]	[***]	Daily	Report	[***]
CIM/RIM/MT	[***]	[***]	Daily	Report	[***]
CIM/RIM/MT	[***]	[***]	Daily	Report	[***]
RIM/MT	[***]	[***]	Daily	Report	[***]
RIM/MT	[***]	[***]	Daily	Report	[***]

6

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Functional Area	Document Type	Description	Reporting Frequency (2)	Deliverable type	IP Category
RIM/MT	[***]	[***]	Daily	Report	[***]
CIM/RIM/MT	[***]	[***]	Daily	Report	[***]
CIM/RIM/MT	[***]	[***]	Daily	Report	[***]
Operations	[***]	[***]	To be updated as needed or confirm no change quarterly	Document	[***]
Tools	[***]	[***]	Per Section 8.2 of the MSOWMS	Document	[***]
Tools	[***]	[***]	Per Section 8.2 of the MSOWMS	Document	[***]
Operations	[***]	[***]	[***] Months after Commencement Date	Document	[***]
Operations	[***]	[***]	during termination assistance period	Document	[***]
Defect Management	[***]	[***]	Daily	Report	[***]
Operations	[***]	[***]	Monthly	Report	[***]
BBS	[***]	[***]	Daily	Report	[***]
Defect Management	[***]	[***]	Daily	Report	[***]
Defect Management	[***]	[***]	Daily	Report	[***]
Defect Management	[***]	[***]	Daily	Report	[***]
Defect Management	[***]	[***]	Monthly	Report	[***]
Accounts Receivable	[***]	[***]	Upon Analysis	Report	[***]
Accounts Receivable	[***]	[***]	by noon on the [***] day of each month	Report	[***]

7

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ANNEX I

Repurchase of Services After Termination For Cause

If USCC terminates this MSSOW for cause pursuant to any of the conditions set forth in Section 10 to Schedule B of the MSOWMS, then USCC shall be entitled to enter into a new MSSOW with Provider (the “Repurchase SOW”) pursuant to which (a) Provider will continue to perform the Services performed in the Tier 3/Tier 4 Service Tower under this MSSOW prior to such termination; and (b) Provider will continue to perform the Services in any of the other Service Towers performed by Provider under this MSSOW prior to such termination that USCC selects (at its sole discretion), except that USCC shall not be entitled to select a Service Tower that is associated with a Service Level (as determined by Table 1 herein) in which a Service Level Default has occurred if such Service Level Default has given rise to the termination. Tier 3/Tier 4 and the other Service Towers that USCC selects subject to the terms herein shall be collectively referred to as the “Repurchased Towers.”

Table 1 — Service Level — Service Tower Association

#	Service Level	Associated Service Tower
1	Non-Consolidated Billing Timeliness	BOPS
2	Non-Consolidated Billing Accuracy (Amount)	BOPS
3	Consolidated Billing Timeliness	BOPS
4	Consolidated Billing Accuracy (Amount)	BOPS
5	System Availability	Infra
6	Functional Availability	Infra
7	End-to-End Response Time	T2
8	Irreconcilable Transactions	BOPS
9	Business Transaction Success Rate - Group 1	T2
10	Business Transaction Success Rate - Group 2	T2
11	Business Transaction Success Rate - Group 3	T2
12	Incident Restoration-Severity 1	T2
13	Incident Restoration-Severity 2	T2
14	Incident Restoration-Severity 3	T2
15	Incident Restoration-Severity 4	T2
16	Defect Resolution	Tier 3/Tier 4
17	O2A Fallout Resolution	T2

1.1                               The term of the Repurchase SOW shall commence on the Expiring Services Termination Date (as defined in the MSOWMS) and shall continue through the scheduled end of the Term of this MSSOW, but for the termination hereof, or as otherwise agreed upon by the parties in the Repurchase SOW.

1.2                               The Monthly Fee payable under the Repurchase SOW for each of the Repurchased Towers shall be determined based [***]

Table 2 — Revised Service Level Targets for Repurchased Tier 3/Tier 4 Services

Tier 3/Tier 4 Service Level Description	Revised Service Level Target	Service Level Achieved
[***]	[***]	[***]

Annex I (MSSOW)

1

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

2

Information marked with “[***]” has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ANNEX J

Other Obligations

Additional rights and obligations for certain matters that relate to the Services to be performed by Amdocs pursuant to the terms of the MSSOW are as follows:

1.                                      Business Transactions for Large Accounts

1.1                               Definitions.  As used in this Annex J to the MSSOW:

[***]

1.2                               While performing Services under the MSSOW, [***]

(a)                                 The Solution may include, without limitation, business process changes, screen flow changes, code changes, database changes, and implementation of purging and/or archiving processes.

(b)                                 If the Solution agreed upon as set forth herein requires changes to the B/OSS Solution, Amdocs will implement the Solution as part of the next reasonably available Major Release (as defined in Section 4.1(f) of Schedule B to the MSOWMS) of the B/OSS Solution.

(c)                                  To the extent the Solution requires Amdocs’ development and/or testing services, [***]

(d)                                 If the Solution requires additional third-party hardware and/or software, then USCC will fund the [***] thereof, provided that: (a) [***]

1.3                              For clarification, [***]. For the avoidance of doubt, [***]

1.4                               For the purpose of clarification, the process contained herein and the Solution, if any, is applicable solely with respect to addressing Large Accounts’ End-to-End Time issues as set forth herein. Any development and/or testing services that are associated with the Solution and are performed by Amdocs will be documented and priced as a project and shall not be bundled with any other projects.

2.                                      Data Reconciliation / Potential Service Level for Data Integrity

2.1          Definitions.  As used in this Annex J to the MSSOW:

[***]

2.2                               On [***], if the Pre-Reconciliation Tool Run Number is [***], then the parties shall execute an amendment to the MSSOW to reflect the addition of a new Service Level Target for “data integrity” to the MS Bundle (the “Data Integrity SLA”). [***]

Annex J (MSSOW)

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